                               COMMAND MONEY FUND

                             COMMAND TAX-FREE FUND

                            COMMAND GOVERNMENT FUND

                       PROSPECTUS DATED SEPTEMBER 1, 1998
________________________________________________________________________________
COMMAND Money Fund (the Money Fund), COMMAND Tax-Free Fund (the Tax-Free Fund) and COMMAND Government Fund (the Government Fund), (each a Fund or, collectively, the Funds) are open-end, diversified management investment companies.

The investment objectives of the Money Fund are to seek high current income, preservation of capital and maintenance of liquidity. The Money Fund seeks to achieve its objectives by investing in a diversified portfolio of money market instruments maturing in thirteen months or less. The investment objectives of the Tax-Free Fund are to seek high current income that is exempt from federal income taxes, consistent with maintenance of liquidity and preservation of capital. The Tax-Free Fund seeks to achieve its objectives by investing in a diversified portfolio of short-term tax-exempt securities issued by states, municipalities and their instrumentalities and authorities maturing in thirteen months or less. (The income from some securities in which the Tax-Free Fund invests may be subject to the federal Alternative Minimum Tax.) The investment objectives of the Government Fund are to seek high current income, preservation of capital and maintenance of liquidity. The Government Fund seeks to achieve its objectives by investing in a portfolio of U.S. Government securities maturing in thirteen months or less. See "How the Funds Invest" and "How the Funds Value Their Shares." There can be no assurance that any of the Funds will achieve their investment objective.

Shares of the Money Fund, Tax-Free Fund and Government Fund are offered exclusively to (i) participants in the COMMAND-SM- Account and the COMMAND Plus-SM- Account programs (collectively, the COMMAND program), which are available through Prudential Securities Incorporated, and (ii) participants in the Prudential BusinessEdge-SM- Account Program (the BusinessEdge program), which is available through either Prudential Securities Incorporated or Pruco Securities Corporation.

AN INVESTMENT IN THE FUNDS IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT AND THERE CAN BE NO ASSURANCE THAT ANY OF THE FUNDS WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE. See "How the Funds Value Their Shares."

The address of each Fund is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and each Fund's telephone number is (800) 225-1852.

This Prospectus sets forth concisely the information about each Fund that a prospective investor should know before investing and is available at the Web site of The Prudential Insurance Company of America (http://www.prudential.com). Additional information about each Fund has been filed with the Securities and Exchange Commission in a Statement of Additional Information, dated September 1, 1998, which information is incorporated herein by reference (is legally considered a part of this Prospectus) and is available without charge upon written request to any of the Funds at the address noted above. The Commission maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference and other information regarding the Fund.

--------------------------------------------------------------------------------
INVESTORS ARE ADVISED TO READ THIS PROSPECTUS AND RETAIN IT FOR FUTURE
REFERENCE.
--------------------------------------------------------------------------------

AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF ANY BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

                                FUND HIGHLIGHTS
The following summary is intended to highlight certain information in this Prospectus and is qualified in its entirety by the more detailed information appearing elsewhere herein.
WHAT ARE THE COMMAND FUNDS?
    Each of the Money Fund, Tax-Free Fund and Government Fund is a mutual fund. A mutual fund pools the resources of investors by selling its shares to the public and investing the proceeds of such sale in a portfolio of securities designed to achieve its investment objective. Technically, each Fund is an open-end, diversified management investment company.
WHAT IS EACH FUND'S INVESTMENT OBJECTIVE?
    The investment objectives of the Money Fund are to seek high current income, preservation of capital and maintenance of liquidity. The investment objectives of the Tax-Free Fund are to seek high current income that is exempt from federal income taxes, consistent with maintenance of liquidity and the preservation of capital. The investment objectives of the Government Fund are to seek high current income, preservation of capital and maintenance of liquidity. There can be no assurance that any of the Funds will achieve their investment objectives. See "How the Funds Invest" at page 6.
WHAT ARE THE FUNDS' RISK FACTORS AND SPECIAL CHARACTERISTICS?
    It is anticipated that the net asset value of each Fund will remain constant at $1.00 per share, although this cannot be assured. In order to maintain such constant net asset value, each Fund will value its portfolio securities at amortized cost. While this method provides certainty in valuation, it may result in periods during which the value of a security in a Fund's portfolio, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold such security. See "How the Funds Value Their Shares" at page 17.
WHO MANAGES THE FUNDS?
    Prudential Investments Fund Management LLC (PIFM or the Manager) is the Manager of each Fund and is compensated for its services at an annual rate of up to .50% of the average daily net assets of each of the Money Fund and the Tax-Free Fund and up to .40% of the average daily net assets of the Government Fund. The Management Fee is reduced for Fund assets in excess of certain specified levels. As of July 31, 1998, PIFM served as manager or administrator to 67 investment companies, including 45 mutual funds, with aggregate assets of approximately $66 billion. The Prudential Investment Corporation, doing business as Prudential Investments (PI, the Subadviser or the investment adviser), furnishes investment advisory services in connection with the management of each Fund under a Subadvisory Agreement with PIFM. See "How the Funds Are Managed--Manager" at page 14.
WHO DISTRIBUTES THE FUNDS' SHARES?
    Prudential Investment Management Services LLC (the Distributor) acts as the Distributor of each Fund's shares. Each Fund reimburses the Distributor for expenses related to the distribution of the Fund's shares at an annual rate of up to .125 of 1% of the Fund's average daily net assets. See "How the Funds Are Managed-- Distributor" at page 15.
HOW DO I PURCHASE SHARES?
    Shares of the Money Fund, Tax-Free Fund and Government Fund are offered exclusively to (i) participants in the COMMAND-SM- Account and the COMMAND Plus-SM- Account programs (collectively, the COMMAND program), which are available through Prudential Securities Incorporated, and (ii) participants in the Prudential BusinessEdge-SM- Account Program (the BusinessEdge program), which is available through either Prudential Securities Incorporated or Pruco Securities Corporation. For a more detailed description of the COMMAND program or the BusinessEdge program, please contact your Prudential Securities Financial Advisor or Pruco Securities Agent. See "Shareholder Guide--How to Buy Shares of the Funds" at page 21.
HOW DO I SELL MY SHARES?
    Shares may be redeemed (i) automatically by Prudential Securities to satisfy debit balances in a Securities Account created by activity therein or arising under the COMMAND program or BusinessEdge Program or (ii) by you at any time at the net asset value (NAV) next determined after the Transfer Agent receives your sell order. See "Shareholder Guide--How to Sell Your Shares" at page 22.
HOW ARE DIVIDENDS AND DISTRIBUTIONS PAID?
    Each Fund expects to declare and pay daily dividends of any net investment income and short-term capital gains. Dividends and distributions will be automatically reinvested in additional shares of such Fund at NAV. See "Taxes, Dividends and Distributions" at page 18.

                                 FUND EXPENSES

                                                      MONEY FUND      TAX-FREE FUND   GOVERNMENT FUND
                                                    ---------------  ---------------  ---------------
SHAREHOLDER TRANSACTION EXPENSES
  Maximum Sales Load Imposed on Purchases.........       None             None             None
  Maximum Sales Load Imposed on Reinvested
   Dividends......................................       None             None             None
  Deferred Sales Load.............................       None             None             None
  Redemption Fees.................................       None             None             None
  Exchange Fee....................................       None             None             None
  COMMAND Account Program Annual Fee..............       $100*            $100*            $100*
  COMMAND Plus Account Program Annual Fee.........       $150*            $150*            $150*
  Prudential BusinessEdge Account Program Annual
   Fee............................................      $250***          $250***          $250***
ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)
  Management Fees.................................       .366%            .443%            .400%
  12b-1 Fees+.....................................       .125%            .125%            .125%
  Other Expenses..................................       .049%            .032%            .035%
    Total Fund Operating Expenses.................       .54%             .60%             .56%
  COMMAND Account Program Annual Fee**............       .32%             .13%             .15%
    Total Fund Operating Expenses and Account
     Charge.......................................       .86%             .73%             .71%

EXAMPLE                                              1 YEAR    3 YEARS    5 YEARS    10 YEARS
--------------------------------------------------  --------   --------   --------   --------
You would pay the following expenses on a $1,000
 investment, assuming (1) 5% annual return and (2)
 redemption at the end of each time period:
        Money Fund................................    $  6       $ 17       $ 30       $ 68
        Tax-Free Fund.............................    $  6       $ 19       $ 33       $ 75
        Government Fund...........................    $  6       $ 18       $ 31       $ 70
If the annual program fee were included, you would
 pay the following expenses on the same
 investment:
        Money Fund................................    $  9       $ 27       $ 48       $106
        Tax-Free Fund.............................    $  7       $ 23       $ 41       $ 91
        Government Fund...........................    $  7       $ 23       $ 40       $ 88

--------------------------
    The above examples are based on data for each Fund's fiscal year ended June 30, 1998. THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

    The purpose of this table is to assist an investor in understanding the various costs and expenses that an investor in each Fund will bear, whether directly or indirectly. For more complete descriptions of the various costs and expenses, see "How the Funds Are Managed."

    "Other Expenses" includes operating expenses of a Fund, such as Trustees' and professional fees, registration fees, reports to shareholders and transfer agent and custodian fees.
--------------------------
  *Prudential Securities charges an annual program fee of $100 to most participants in the COMMAND Account program whether or not they own shares in any of the Funds. The program fee is $125 for COMMAND Corporate accounts, $60 for COMMAND Essentials accounts, $60 for COMMAND IRA accounts and $150 for COMMAND Family and COMMAND Plus accounts. Prudential Securities may, in its sole discretion, waive or reduce COMMAND program annual fees and/or the fee associated with a particular product or service, as well as minimum investment requirements to be eligible for participation in a COMMAND program, generally or for specific accounts.
 **In accordance with an interpretive position taken by the staff of the Securities and Exchange Commission (SEC), the annual program fee is reflected in the fee table. The annual program fee as a percentage of average net assets is calculated by dividing $100 (the total fee for the COMMAND Account program), $150 (the total fee for the COMMAND Plus Account program) or $250 (the total fee for the BusinessEdge Account program), by the average account size in a Fund. The annual program fee is not prorated for purposes of this calculation to give effect to COMMAND program or BusinessEdge program participants who also own shares in or subscribe to various other services offered by the respective programs. A major portion of the annual program fee is not attributable to a Fund, but rather to non-fund services provided by the programs. The fee table reflects the percentage of average net assets of the COMMAND Account program annual fee. The annual fee for the COMMAND Plus Account and BusinessEdge programs, expressed as a percentage of average net assets, would be .47% and .79%, respectively for the Command Money Fund; .19% and .32%, respectively for the Command Tax-Free Fund and .23% and .38%, respectively for the Command Government Fund.
***The annual fee does not include charges for checks and deposits in excess of BusinessEdge program limits, additional cash transfer services, additional billpay services and charges relating to margin accounts, commercial lines of credit and term loans that may be available in the BusinessEdge program. A Broker/Dealer may, in its sole discretion, waive or reduce the annual fees of the BusinessEdge program and/or the fee associated with a particular product or service, as well as the minimum investment requirements for participation in the BusinessEdge program, generally or for specific accounts.
  +It is currently anticipated that the entire distribution fee will be used to pay an account servicing fee to financial advisers. See "How the Funds Are Managed--Distributor."

                              FINANCIAL HIGHLIGHTS
       (FOR A SHARE OUTSTANDING THROUGHOUT EACH OF THE INDICATED PERIODS)
      The following financial highlights have been audited by PricewaterhouseCoopers LLP, independent accountants, whose reports thereon were unqualified. This information should be read in conjunction with the financial statements and notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the period indicated. This information is based on data contained in the financial statements. Further performance information is contained in the annual report, which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."

                                   MONEY FUND

                                                               YEAR ENDED JUNE 30,
                                ---------------------------------------------------------------------------------
                                   1998          1997          1996          1995          1994          1993
                                -----------   -----------   -----------   -----------   -----------   -----------
PER SHARE OPERATING
 PERFORMANCE:
Net asset value, beginning of
 year.........................  $    1.000    $    1.000    $    1.000    $    1.000    $    1.000    $    1.000
Net investment income and net
 realized gains...............       0.052         0.049         0.052         0.050         0.029         0.030
Dividends and distributions...      (0.052)       (0.049)       (0.052)       (0.050)       (0.029)       (0.030)
                                -----------   -----------   -----------   -----------   -----------   -----------
Net asset value, end of
 year.........................  $    1.000    $    1.000    $    1.000    $    1.000    $    1.000    $    1.000
                                -----------   -----------   -----------   -----------   -----------   -----------
                                -----------   -----------   -----------   -----------   -----------   -----------
TOTAL RETURN (a):.............        5.31%         5.06%         5.30%         5.13%         2.98%         3.01%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year
 (000)........................   $9,090,289    $6,629,903    $5,309,842   $4,055,700     $2,448,201    $2,436,672
Average net assets (000)......   $7,936,219    $6,078,525    $4,896,794   $3,072,284     $2,570,195    $2,275,532
Ratios to average net assets:
  Expenses, including
   distribution fees..........         .54%          .57%          .58%          .59%          .59%          .61%
  Expenses, excluding
   distribution fees..........         .42%          .44%          .46%          .47%          .47%          .48%
  Net investment income.......        5.19%         4.97%         5.15%         5.09%         2.92%         2.90%


                                   1992          1991          1990          1989*
                                -----------   -----------   -----------   -----------
PER SHARE OPERATING
 PERFORMANCE:
Net asset value, beginning of
 year.........................  $    1.000    $    1.000    $    1.000    $    1.000
Net investment income and net
 realized gains...............       0.046         0.069         0.081         0.084
Dividends and distributions...      (0.046)       (0.069)       (0.081)       (0.084)
                                -----------   -----------   -----------   -----------
Net asset value, end of
 year.........................  $    1.000    $    1.000    $    1.000    $    1.000
                                -----------   -----------   -----------   -----------
                                -----------   -----------   -----------   -----------
TOTAL RETURN (a):.............        4.71%         7.17%         8.42%         8.73%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year
 (000)........................   $2,125,430    $2,417,429    $2,668,970    $2,206,469
Average net assets (000)......   $2,377,108    $2,605,472    $2,680,212    $1,821,521
Ratios to average net assets:
  Expenses, including
   distribution fees..........         .64%          .61%          .59%          .63%
  Expenses, excluding
   distribution fees..........         .51%          .49%          .46%          .51%
  Net investment income.......        4.57%         6.95%         8.08%         8.40%

----------------------------------
(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

*See Footnote on next page.
                                 TAX-FREE FUND

                                                                  YEAR ENDED JUNE 30,
                                ---------------------------------------------------------------------------------------
                                    1998           1997           1996           1995           1994           1993
                                ------------   ------------   ------------   ------------   ------------   ------------
PER SHARE OPERATING
 PERFORMANCE:
Net asset value, beginning of
 year.........................  $    1.000     $    1.000     $    1.000     $    1.000     $    1.000     $    1.000
Net investment income and net
 realized gains...............       0.031          0.030          0.031          0.032          0.020          0.022
Dividends and distributions...      (0.031)        (0.030)        (0.031)        (0.032)        (0.020)        (0.022)
                                ------------   ------------   ------------   ------------   ------------   ------------
Net asset value, end of
 year.........................  $    1.000     $    1.000     $    1.000     $    1.000     $    1.000     $    1.000
                                ------------   ------------   ------------   ------------   ------------   ------------
                                ------------   ------------   ------------   ------------   ------------   ------------
TOTAL RETURN (a):.............        3.16%          3.05%          3.12%          3.29%          1.98%          2.23%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year
 (000)........................    $1,332,985     $1,129,513     $1,156,935   $1,055,568         $847,602       $853,930
Average net assets (000)......    $1,279,188     $1,181,084     $1,134,257       $926,888       $908,421       $823,517
Ratios to average net assets:
  Expenses, including
   distribution fees..........         .60%           .64%           .66%           .66%           .65%           .68%
  Expenses, excluding
   distribution fees..........         .47%           .51%           .54%           .54%           .53%           .55%
  Net investment income.......        3.11%          3.00%          3.06%          3.05%          1.96%          2.09%


                                    1992           1991           1990          1989*
                                ------------   ------------   ------------   ------------
PER SHARE OPERATING
 PERFORMANCE:
Net asset value, beginning of
 year.........................  $    1.000     $    1.000     $    1.000     $    1.000
Net investment income and net
 realized gains...............       0.035          0.049          0.055          0.054
Dividends and distributions...      (0.035)        (0.049)        (0.055)        (0.054)
                                ------------   ------------   ------------   ------------
Net asset value, end of
 year.........................  $    1.000     $    1.000     $    1.000     $    1.000
                                ------------   ------------   ------------   ------------
                                ------------   ------------   ------------   ------------
TOTAL RETURN (a):.............        3.53%          5.02%          5.66%          5.54%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year
 (000)........................      $729,122       $750,567       $714,650       $611,631
Average net assets (000)......      $751,458       $770,745       $699,559       $695,347
Ratios to average net assets:
  Expenses, including
   distribution fees..........         .69%           .66%           .68%           .67%
  Expenses, excluding
   distribution fees..........         .56%           .54%           .55%           .55%
  Net investment income.......        3.47%          4.88%          5.57%          5.46%

----------------------------------
(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

*See Footnote on next page.

                                GOVERNMENT FUND

                                                               YEAR ENDED JUNE 30,
                                ---------------------------------------------------------------------------------
                                   1998          1997          1996          1995          1994          1993
                                -----------   -----------   -----------   -----------   -----------   -----------
PER SHARE OPERATING
 PERFORMANCE:
Net asset value, beginning of
 year.........................  $    1.000    $    1.000    $    1.000    $    1.000    $    1.000    $    1.000
Net investment income and net
 realized gains...............       0.051         0.049         0.050         0.048         0.028         0.028
Dividends and distributions...      (0.051)       (0.049)       (0.050)       (0.048)       (0.028)       (0.028)
                                -----------   -----------   -----------   -----------   -----------   -----------
Net asset value, end of
 year.........................  $    1.000    $    1.000    $    1.000    $    1.000    $    1.000    $    1.000
                                -----------   -----------   -----------   -----------   -----------   -----------
                                -----------   -----------   -----------   -----------   -----------   -----------
TOTAL RETURN (a):.............        5.20%         4.97%         5.12%         4.89%         2.86%         2.85%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year
 (000)........................  $   608,727   $   528,469   $   487,485   $   404,295   $   325,257   $   381,703
Average net assets (000)......  $   562,693   $   534,580   $   477,168   $   350,458   $   376,159   $   380,103
Ratios to average net assets:
  Expenses, including
   distribution fees..........         .56%          .63%          .68%          .65%          .63%          .65%
  Expenses, excluding
   distribution fees..........         .44%          .51%          .56%          .53%          .51%          .53%
  Net investment income.......        5.08%         4.84%         4.97%         4.81%         2.79%         2.74%


                                   1992          1991          1990          1989*
                                -----------   -----------   -----------   -----------
PER SHARE OPERATING
 PERFORMANCE:
Net asset value, beginning of
 year.........................  $    1.000    $    1.000    $    1.000    $    1.000
Net investment income and net
 realized gains...............       0.045         0.067         0.079         0.080
Dividends and distributions...      (0.045)       (0.067)       (0.079)       (0.080)
                                -----------   -----------   -----------   -----------
Net asset value, end of
 year.........................  $    1.000    $    1.000    $    1.000    $    1.000
                                -----------   -----------   -----------   -----------
                                -----------   -----------   -----------   -----------
TOTAL RETURN (a):.............        4.56%         6.90%         8.17%         8.30%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year
 (000)........................  $   372,988   $   414,978   $   270,140   $   181,559
Average net assets (000)......  $   422,639   $   398,971   $   243,593   $   175,179
Ratios to average net assets:
  Expenses, including
   distribution fees..........         .69%          .65%          .66%          .71%
  Expenses, excluding
   distribution fees..........         .57%          .53%          .53%          .58%
  Net investment income.......        4.38%         6.54%         7.70%         7.97%

----------------------------------
(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

*On October 31, 1988, Prudential Mutual Fund Management, Inc. (PMF) succeeded
 The Prudential Insurance Company of America as investment adviser and has acted as manager of the Fund. In 1996, PMF transferred all of its assets to Prudential Mutual Fund Management LLC, which in May 1997, changed its name to Prudential Investments Fund Management LLC.

                              CALCULATION OF YIELD

  EACH FUND CALCULATES ITS "CURRENT YIELD" based on the net change, exclusive of realized and unrealized gains or losses, in the value of a hypothetical account over a seven calendar day base period. EACH FUND ALSO CALCULATES ITS "EFFECTIVE ANNUAL YIELD" ASSUMING WEEKLY COMPOUNDING. IN ADDITION, THE TAX-FREE FUND CALCULATES ITS TAX EQUIVALENT YIELD. Tax-equivalent yield shows the taxable yield an investor would have to earn from a fully taxable investment in order to equal the Fund's yield after taxes and is calculated by dividing the Fund's current or effective yield by the result of one minus the maximum marginal federal tax rate. The following is an example of the current and effective annual yield calculation as of June 30, 1998 for each of the Funds and the tax equivalent yield for the Tax-Free Fund:

                                                                                          GOVERNMENT
                                                          MONEY FUND     TAX-FREE FUND       FUND
                                                         -------------   -------------   -------------
Value of hypothetical account at end of period.........  $ 1.000975883   $ 1.000596432   $ 1.000993544
Value of hypothetical account at beginning of period...    1.000000000     1.000000000     1.000000000
                                                         -------------   -------------   -------------
Base period return.....................................  $  .000975883   $  .000596432   $  .000993544
                                                         -------------   -------------   -------------
                                                         -------------   -------------   -------------
CURRENT YIELD (Base Period Return x (365/7))...........          5.09%           3.11%           5.18%
EFFECTIVE ANNUAL YIELD, assuming daily compounding.....          5.22%           3.16%           5.32%
TAX EQUIVALENT YIELD (current yield  DIVIDED BY
 (1-.396)).............................................             --           5.23%              --

THE YIELD WILL FLUCTUATE FROM TIME TO TIME AND DOES NOT REPRESENT FUTURE INCOME OR DIVIDENDS. YIELD IS COMPUTED WITHOUT TAKING INTO CONSIDERATION THE COMMAND PROGRAM OR BUSINESSEDGE PROGRAM ANNUAL FEE.

    The weighted average life to maturity of each of the Fund's portfolios on June 30, 1998 was 62 days for the Money Fund, 52 days for the Tax-Free Fund and 47 days for the Government Fund.

    Yield is computed in accordance with a standardized formula described in the Statement of Additional Information. Comparative performance information may be used from time to time in advertising or marketing each of the Fund's shares, including data from Lipper Analytical Services, Inc., Morningstar Publications, Inc., IBC/Financial Data, Inc., The Bank Rate Monitor and other industry publications, business periodicals and market indices.

                              HOW THE FUNDS INVEST

                                   MONEY FUND

INVESTMENT OBJECTIVES AND POLICIES

    THE INVESTMENT OBJECTIVES OF THE MONEY FUND ARE TO SEEK HIGH CURRENT INCOME, PRESERVATION OF CAPITAL AND MAINTENANCE OF LIQUIDITY. THE MONEY FUND SEEKS TO ACHIEVE THESE OBJECTIVES BY INVESTING PRIMARILY IN A PORTFOLIO OF U.S. DOLLAR-DENOMINATED MONEY MARKET INSTRUMENTS. THE MONEY FUND SEEKS TO MAINTAIN A $1.00 SHARE PRICE AT ALL TIMES. TO ACHIEVE THIS, THE MONEY FUND PURCHASES ONLY SECURITIES WITH REMAINING MATURITIES OF THIRTEEN MONTHS OR LESS AND LIMITS THE DOLLAR-WEIGHTED AVERAGE MATURITY OF ITS PORTFOLIO TO 90 DAYS OR LESS. THERE CAN BE NO ASSURANCE THAT THE INVESTMENT OBJECTIVES OF THE MONEY FUND WILL BE ATTAINED OR THAT THE MONEY FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE PER SHARE.

    THE INVESTMENT OBJECTIVES OF THE MONEY FUND ARE FUNDAMENTAL POLICIES AND, THEREFORE, MAY NOT BE CHANGED WITHOUT THE APPROVAL OF THE HOLDERS OF A MAJORITY OF THE OUTSTANDING VOTING SECURITIES OF THE FUND, AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE INVESTMENT COMPANY ACT). THE MONEY FUND'S INVESTMENT POLICIES ARE NOT FUNDAMENTAL AND MAY BE CHANGED BY THE TRUSTEES.

    U.S. GOVERNMENT OBLIGATIONS. The Money Fund may invest in U.S. Treasury bills and other obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities. Except for U.S. Treasury securities, these obligations, even those which are guaranteed by Federal agencies or instrumentalities, may not be backed by the "full faith and credit" of the United States. In the case of securities not backed by the full faith and credit of the United States, the Money Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments.

    BANK OBLIGATIONS. The Money Fund may invest in obligations (including time deposits, certificates of deposit and bankers' acceptances) of commercial banks, savings banks and savings and loan associations having, at the time of investment, total assets of $1 billion or more. The Money Fund may invest in U.S. dollar-denominated obligations of domestic banks, foreign branches of U.S. banks, foreign banks and U.S. and foreign branches of foreign banks and instruments secured by such obligations. The Money Fund may invest more than 25% of its total assets in money market instruments of domestic banks (including U.S. branches of foreign banks that are subject to the same regulation as U.S. banks and foreign branches of domestic banks, provided the domestic bank is unconditionally liable in the event of the failure of the foreign branch to make payment on its instruments for any reason). See "Investment Restrictions" in the Statement of Additional Information.

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    ASSET-BACKED SECURITIES.  The Money Fund may invest in asset-backed securities. Asset-backed securities include interests in pools of mortgages, loans, receivables, or other assets. Payment of principal and interest may be largely dependent upon the cash flows generated by assets backing the securities.

    OTHER MONEY MARKET INSTRUMENTS. The Money Fund may invest in commercial paper, variable amount demand master notes, funding agreements, bills, notes and other obligations issued by a U.S. company (trust or corporation), a foreign company or a foreign government, or their agencies or instrumentalities. If such obligations are guaranteed or supported by a letter of credit issued by a bank, such bank (including a foreign bank) must meet the requirements set forth under "Bank Obligations" above. If such obligations are guaranteed or insured by an insurance company or other non-bank entity, such insurance company must represent a credit of comparable quality as determined by the Money Fund's investment adviser, under the supervision of the Trustees.

    The Money Fund may not invest more than 25% of its net assets in any one industry, except there is no limitation with respect to money market instruments of domestic banks and obligations of the U.S. Government, its agencies and instrumentalities, as described above.

    The Money Fund intends to hold portfolio securities until maturity; however, the Money Fund may sell any security at any time in order to meet redemption requests or if such action, in the judgment of the investment adviser, is appropriate based on the adviser's evaluation of the issuer or market conditions.

    In selecting portfolio securities for investment by the Money Fund, the investment adviser considers ratings assigned by major rating services, information concerning the financial history and condition of the issuer and its revenue and expense prospects. The Trustees monitor the credit quality of securities purchased for the Money Fund. If a portfolio security held by the Money Fund is assigned a lower rating or ceases to be rated, the investment adviser under the supervision of the Trustees will promptly reassess whether that security presents minimal credit risks and whether the Money Fund should continue to hold the security. If a portfolio security no longer presents minimal credit risks or is in default, the Money Fund will dispose of the security as soon as reasonably practicable unless the Trustees determine that to do so is not in the best interest of the Money Fund and its shareholders.

    The Money Fund utilizes the amortized cost method of valuation in accordance with rules of the SEC. See "How the Funds Value Their Shares." Accordingly, the Money Fund will limit its portfolio investments to those instruments which present minimal credit risks and which are of "eligible quality," as determined by the Money Fund's investment adviser under the supervision of the Trustees. "Eligible quality" means (i) a security (or issuer) rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations assigning a rating to the security or issuer (or, if only one such rating organization assigned a rating, that rating organization) or
(ii) an unrated security deemed of comparable quality by the Money Fund's investment adviser under the supervision of the Trustees. For a description of ratings, see "Description of Securities Ratings" in the Statement of Additional Information.

    As long as the Money Fund utilizes the amortized cost method of valuation, it will also comply with certain diversification requirements and will invest no more than 5% of the Money Fund's total assets in "second-tier securities," with no more than 1% of the Money Fund's total assets in any one issuer of a second-tier security. A "second-tier security," for this purpose, is a security of "eligible quality" that does not have the highest rating from at least two nationally recognized statistical rating organizations assigning a rating to that security or issuer (or, if only one rating organization assigned a rating, that rating organization) or an unrated security that is deemed of comparable quality by the Money Fund's investment adviser under the supervision of the Trustees, but does not include a security subject to a guarantee issued by a non-controlled person.

    The Money Fund may also purchase certain other investments and is subject to certain policies as described in "Other Investments and Policies Applicable to the Funds."

    RISKS OF INVESTING IN FOREIGN SECURITIES. Since the Money Fund's portfolio may contain U.S. dollar-denominated obligations of foreign branches of domestic banks, foreign banks and domestic branches of foreign banks, an investment in the Money Fund involves certain additional risks. Such investment risks include future political and economic developments in the country of the issuer, the possible imposition of withholding taxes on interest income payable on such obligations held by the Money Fund, the possible seizure or nationalization of foreign deposits and the possible establishment of exchange controls or other foreign governmental laws or restrictions which might affect adversely the payment of principal and interest on such obligations held by the Money Fund. The Money Fund will not purchase obligations which the investment adviser believes, at the time of purchase, will be subject to exchange controls or withholding taxes; however, there can be no assurance that such laws may not become applicable to certain of the Money Fund's investments. In addition, there may be less publicly available information about a foreign bank, a foreign branch of a domestic bank or a domestic branch of a foreign bank than about a domestic bank, and foreign banks, foreign branches of domestic banks and domestic branches of foreign banks may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements as domestic banks.

                                 TAX-FREE FUND

INVESTMENT OBJECTIVES AND POLICIES

    THE INVESTMENT OBJECTIVES OF THE TAX-FREE FUND ARE TO SEEK HIGH CURRENT INCOME THAT IS EXEMPT FROM FEDERAL INCOME TAXES, CONSISTENT WITH MAINTENANCE OF LIQUIDITY AND PRESERVATION OF CAPITAL. THE TAX-FREE FUND WILL SEEK TO ACHIEVE ITS OBJECTIVES BY INVESTING IN A DIVERSIFIED PORTFOLIO OF SHORT-TERM DEBT OBLIGATIONS ISSUED BY STATES, TERRITORIES AND POSSESSIONS OF THE UNITED STATES AND BY THE DISTRICT OF COLUMBIA, AND THEIR POLITICAL SUBDIVISIONS, DULY CONSTITUTED AUTHORITIES AND CORPORATIONS, THE INTEREST FROM WHICH IS WHOLLY EXEMPT FROM FEDERAL INCOME TAX IN THE OPINION OF BOND COUNSEL TO THE ISSUER. Such securities are generally known as "Municipal Bonds" or "Municipal Notes." Interest on certain Municipal Bonds and Municipal Notes may be a preference item for purposes of the federal Alternative Minimum Tax. The Tax-Free Fund may invest up to 20% of its net assets in Municipal Bonds and Municipal Notes, the interest on which would be a preference item for purposes of the federal Alternative Minimum Tax. Under normal circumstances, the Tax-Free Fund will invest at least 80% of its net assets in tax-exempt Municipal Bonds and Municipal Notes which are not subject to the federal Alternative Minimum Tax. THE TAX-FREE FUND SEEKS TO MAINTAIN A $1.00 SHARE PRICE AT ALL TIMES. TO ACHIEVE THIS THE TAX-FREE FUND INVESTS IN MUNICIPAL BONDS OR NOTES WITH REMAINING MATURITIES OF THIRTEEN MONTHS OR LESS AND LIMITS THE DOLLAR-WEIGHTED AVERAGE MATURITY OF ITS PORTFOLIO TO 90 DAYS OR LESS. THERE CAN BE NO ASSURANCE THAT THE INVESTMENT OBJECTIVES OF THE TAX-FREE FUND WILL BE ATTAINED OR THAT THE TAX-FREE FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE PER SHARE.

    THE INVESTMENT OBJECTIVES OF THE TAX-FREE FUND ARE FUNDAMENTAL POLICIES AND, THEREFORE, MAY NOT BE CHANGED WITHOUT THE APPROVAL OF THE HOLDERS OF A MAJORITY OF THE OUTSTANDING VOTING SECURITIES OF THE FUND, AS DEFINED IN THE INVESTMENT COMPANY ACT. THE TAX-FREE FUND'S INVESTMENT POLICIES ARE NOT FUNDAMENTAL AND MAY BE CHANGED BY THE TRUSTEES.

    The Tax-Free Fund utilizes the amortized cost method of valuation in accordance with rules of the SEC. See "How the Funds Value Their Shares." Accordingly, the Tax-Free Fund will limit its portfolio investments to those Municipal Bonds and Notes which present minimal credit risks and which are of "eligible quality" (as defined above) as determined by the Tax-Free Fund's investment adviser under the supervision of the Trustees.

    In selecting Municipal Bonds and Notes for investment by the Tax-Free Fund, the investment adviser considers ratings assigned by major rating services, information concerning the financial history and condition of the issuer and its revenue and expense prospects. If a Municipal Bond or a Municipal Note held by the Tax-Free Fund is assigned a lower rating or ceases to be rated, the investment adviser under the supervision of the Trustees will promptly reassess whether that security continues to present minimal credit risks and whether the Tax-Free Fund should continue to hold the security in its portfolio. If a portfolio security no longer presents minimal credit risks or is in default, the Tax-Free Fund will dispose of the security as soon as reasonably practicable unless the Trustees determine that to do so is not in the best interests of the Tax-Free Fund and its shareholders. For a description of ratings, see "Description of Securities Ratings" in the Statement of Additional Information.

    MUNICIPAL BONDS. Municipal Bonds are generally (i) issued to obtain funds for various public purposes, including construction of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer work or (ii) issued in certain instances as private-activity bonds, by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, sports facilities, pollution control facilities, convention or trade show facilities, industrial, port or parking facilities and facilities for water supply, gas, electricity or waste disposal. Such obligations are included within the term Municipal Bonds if the interest paid thereon qualifies at the time of issuance, in the opinion of the issuer's bond counsel, as exempt from federal income tax. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute Municipal Bonds, although the current federal tax laws place substantial limitations on the size of such issues.

    Municipal Bonds may be general obligation or revenue bonds. General obligation bonds are secured by the issuer's pledge of its good faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities or from the proceeds of a special excise tax or other specific revenue source but not from the general taxing power.

    MUNICIPAL NOTES. Municipal Notes are short-term obligations, generally with a maturity, at the time of issuance, ranging from six months to three years. The principal types of Municipal Notes include tax anticipation notes, bond anticipation notes and revenue anticipation notes. Notes sold in anticipation of collection of taxes, a bond sale, or receipt of other revenues are usually general obligations of the issuing municipality or agency.

    OTHER INVESTMENTS AND POLICIES APPLICABLE TO THE TAX-FREE FUND. The Tax-Free Fund intends to hold portfolio securities to maturity; however the Tax-Free Fund may dispose of any portfolio security prior to its maturity if, on the basis of a revised credit evaluation of the issuer or of market conditions, it believes such disposition advisable. Also, the Tax-Free Fund may sell any security at any time in order to meet redemption requests. The Tax-Free Fund may also purchase certain other investments and engage in certain policies as described in "Other Investments and Policies Applicable to the Funds."

    The Tax-Free Fund anticipates being as fully invested as practicable in Municipal Bonds and Notes; however, because the Tax-Free Fund does not intend to invest in taxable obligations, there may be occasions when, as a result of maturities of portfolio securities or sales of Tax-Free Fund shares or in order to meet anticipated redemption requests, the Tax-Free Fund may hold cash which is not earning income. In addition, there may be occasions when, in order to raise cash to meet redemptions, the Tax-Free Fund might be required to sell securities at a loss.

    From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Bonds and Notes and for providing state and local governments with federal credit assistance. Reevaluation of the Tax-Free Fund's investment objectives and structure might be necessary in the future due to market conditions which may result from future changes in the tax laws.

                                GOVERNMENT FUND

INVESTMENT OBJECTIVES AND POLICIES

    THE INVESTMENT OBJECTIVES OF THE GOVERNMENT FUND ARE TO SEEK HIGH CURRENT INCOME, PRESERVATION OF CAPITAL AND MAINTENANCE OF LIQUIDITY. THE GOVERNMENT FUND SEEKS TO ACHIEVE ITS OBJECTIVES BY INVESTING IN A PORTFOLIO OF U.S. GOVERNMENT SECURITIES INCLUDING OBLIGATIONS ISSUED OR GUARANTEED AS TO PRINCIPAL AND INTEREST BY THE U.S. GOVERNMENT, OR ITS AGENCIES OR INSTRUMENTALITIES AND RELATED REPURCHASE AGREEMENTS. UNDER NORMAL CIRCUMSTANCES, THE GOVERNMENT FUND WILL INVEST AT LEAST 65% OF ITS TOTAL ASSETS IN U.S. GOVERNMENT SECURITIES, INCLUDING REPURCHASE AGREEMENTS WITH RESPECT TO SUCH SECURITIES. THE GOVERNMENT FUND SEEKS TO MAINTAIN A $1.00 SHARE PRICE AT ALL TIMES. TO ACHIEVE THIS, THE GOVERNMENT FUND PURCHASES ONLY SECURITIES WITH REMAINING MATURITIES OF THIRTEEN MONTHS OR LESS AND LIMITS THE DOLLAR-WEIGHTED AVERAGE MATURITY OF ITS PORTFOLIO TO 90 DAYS OR LESS. THERE CAN BE NO ASSURANCE THAT THE INVESTMENT OBJECTIVES OF THE GOVERNMENT FUND WILL BE ATTAINED OR THAT THE GOVERNMENT FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE.

    THE INVESTMENT OBJECTIVES OF THE GOVERNMENT FUND ARE FUNDAMENTAL POLICIES AND, THEREFORE, MAY NOT BE CHANGED WITHOUT THE APPROVAL OF THE HOLDERS OF A MAJORITY OF THE OUTSTANDING VOTING SECURITIES OF THE FUND, AS DEFINED IN THE INVESTMENT COMPANY ACT. THE GOVERNMENT FUND'S INVESTMENT POLICIES ARE NOT FUNDAMENTAL AND MAY BE CHANGED BY THE TRUSTEES.

    U.S. TREASURY OBLIGATIONS. The Government Fund will invest in U.S. Treasury obligations, including bills, notes, bonds and other debt obligations issued by the U.S. Treasury. These instruments are direct obligations of the U.S. Government and, as such, are backed by the full faith and credit of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances.

    OBLIGATIONS ISSUED OR GUARANTEED BY U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES. The Government Fund will invest in obligations issued by agencies of the U.S. Government or instrumentalities established or sponsored by the U.S. Government. These obligations, including those which are guaranteed by federal agencies or instrumentalities, may or may not be backed by the full faith and credit of the United States. Obligations of the Government National Mortgage Association, the Farmers

Home Administration and the Small Business Administration are backed by the full faith and credit of the United States. In the case of obligations not backed by the full faith and credit of the United States, the Government Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitments. Instruments in which the Government Fund may invest which are not backed by the full faith and credit of the United States include obligations issued by the Federal Home Loan Banks, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Student Loan Marketing Association, Resolution Funding Corporation and the Tennessee Valley Authority, each of which under certain conditions has the right to borrow from the U.S. Treasury to meet its obligations, and obligations of the Farm Credit System, the obligations of which may be satisfied only by the individual credit of the issuing agency.

    The Government Fund may invest in securities issued or guaranteed by any of the foregoing entities or by any other agency or instrumentality established or sponsored by the U.S. Government, and in participation interests in, and instruments evidencing deposit or safekeeping for, any of the foregoing.

    The Government Fund may invest in component parts of U.S. Treasury notes or bonds, namely, either the corpus (principal) of such Treasury obligations or one of the interest payments scheduled to be paid on such obligations. These obligations may take the form of (i) Treasury obligations from which the interest coupons have been stripped, (ii) the interest coupons that are stripped, (iii) book-entries at a Federal Reserve member bank representing ownership of Treasury obligation components or (iv) receipts evidencing the component parts (corpus or coupons) of Treasury obligations that have not actually been stripped. Such receipts evidence ownership of component parts of Treasury obligations (corpus or coupons) purchased by a third party (typically an investment banking firm) and held on behalf of the third party in physical or book-entry form by a major commercial bank or trust company pursuant to a custody agreement with the third party. Investments in such instruments may be subject to greater fluctuations in price than investments in U.S. Treasury Notes or bonds as a result of variation in interest rates.

    The Government Fund intends normally to hold its portfolio securities to maturity. Historically, securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities have involved minimal risk of loss of principal or interest, if held to maturity.

    OTHER INVESTMENTS AND POLICIES APPLICABLE TO THE GOVERNMENT FUND. The Government Fund may also invest in obligations of the International Bank for Reconstruction and Development (World Bank), which is not a U.S. Government agency or instrumentality. World Bank obligations are supported by appropriated but unpaid commitments of its member countries. There is no assurance that these commitments will be honored in the future. The Government Fund may also purchase certain other investments and engage in certain policies as described in "Other Investments and Policies Applicable to the Funds."

RATING OF FUND SHARES

    Duff & Phelps Credit Rating Co. (DCR) has given the Money Fund and Government Fund each an AAA rating. According to DCR, the AAA ratings mean the Funds' ability to meet redemption requests in a timely manner for $1.00 per share are strong. These ratings are based on the Funds' risk management procedures, internal control systems, limitations on market risk and experienced management teams.

OTHER INVESTMENTS AND POLICIES APPLICABLE TO THE FUNDS

    LIQUIDITY PUTS. A Fund may also purchase instruments of the types described above under "Investment Objectives and Policies" for that Fund, with the right to resell the instruments at an agreed-upon price or yield within a specified period prior to the maturity date of the instruments. Such a right to resell is commonly known as a "put," and the aggregate price which a Fund pays for instruments with a put may be higher than the price that otherwise would be paid for the instruments. A put may also include the right to demand repayment of interest and principal. The Tax-Free Fund and Government Fund may also buy securities with the right to demand principal and interest on a fixed date. For a more detailed description, see "Investment Objectives and Policies--Liquidity Puts" in the Statement of Additional Information.

    Since the value of the put is dependent, in part, on the ability of the put writer to meet its obligation to repurchase, a Fund's policy is to enter into put transactions only with such brokers, dealers or financial institutions which present minimal credit risks. There is a credit risk associated with the purchase of puts in that the broker, dealer or financial institution might default on its obligation to repurchase an underlying security. Changes in the credit quality of these institutions could cause losses to the Fund and affect its share price. In the event such a default should occur, a Fund is unable to predict whether all or any portion of any loss sustained could subsequently be recovered from the broker, dealer or financial institution.

    VARIABLE RATE AND FLOATING RATE SECURITIES. Each Fund may invest in "variable rate" and "floating rate" obligations. The interest rates on such obligations fluctuate generally with changes in market interest rates and a Fund is typically able to demand repayment of the principal amount of such obligations at par plus accrued interest either, in some cases, at specified intervals of less than one year or, in other cases, upon not less than seven days' notice. For additional information concerning variable rate and floating rate obligations, see "Investment Objectives and Policies--Variable and Floating Rate Securities" in the Statement of Additional Information.

    REPURCHASE AGREEMENTS. The Money Fund and Government Fund may enter into repurchase agreements, whereby the seller of a security agrees to repurchase that security from that Fund at a mutually agreed-upon time and price. The repurchase date is usually within a day or two of the original purchase, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Fund's money is invested in the security. Each Fund's repurchase agreements will at all times be fully collateralized in an amount at least equal to the resale price. The instruments held as collateral are valued daily, and if the value of the instruments declines, a Fund will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreement declines, the Fund may incur a loss. The Money Fund and Government Fund each participate in a joint repurchase account with other investment companies managed by Prudential Investments Fund Management LLC pursuant to an order of the SEC. See "Investment Objectives and Policies -- Repurchase Agreements" in the Statement of Additional Information.

    BORROWING AND REVERSE REPURCHASE AGREEMENTS. The Money Fund and Government Fund may each borrow money from banks in an amount equal to no more than 20% of the value of their total assets (computed at the time the loan is made) for temporary or emergency purposes or for the clearance of transactions. Borrowing for purposes other than meeting redemptions may not exceed 5% of the value of the relevant Fund's total assets less liabilities, except that these borrowing restrictions do not apply to reverse repurchase agreements engaged in by the Money Fund. The Tax-Free Fund may borrow for temporary purposes in amounts not exceeding 5% of its total assets. None of the Funds will purchase securities while borrowings are outstanding. See "Investment Restrictions" in the Statement of Additional Information.

    The Money Fund may also enter into reverse repurchase agreements. Reverse repurchase agreements involve the sale of securities held by the Money Fund with an agreement by the Money Fund to repurchase the securities at a later date at a fixed price. During the reverse repurchase agreement period, the Money Fund continues to receive principal and interest payments on these securities. The Money Fund intends only to use the reverse repurchase technique when it will be to its advantage to do so. Such transactions are only advantageous if the Money Fund has an opportunity to earn a greater rate of interest on the cash derived from the transaction than the interest cost of obtaining that cash. Reverse repurchase agreements may be considered speculative.

    The Money Fund's Custodian will maintain in a separate account cash, U.S. Government securities or other liquid unencumbered assets, marked-to-market daily, having a value equal to or greater than the Fund's repurchase commitments. Reverse repurchase agreements involve the risk that the market value of the securities retained by the Money Fund may decline below the price of the securities the Money Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Money Fund's use of the proceeds from the agreement may be restricted pending a determination by the other party or its trustee or receiver, whether to enforce the Money Fund's obligation to repurchase the securities. See "Investment Restrictions" in the Statement of Additional Information.

    SECURITIES LENDING. The Money Fund and Government Fund may lend their portfolio securities to brokers or dealers, banks or other recognized institutional borrowers of securities, provided that the borrower at all times maintains cash collateral in an amount equal to at least 100% of the market value of the securities loaned. During the time portfolio securities are on loan, the borrower will pay the Fund an amount equivalent to any dividends or interest paid on such securities and the Fund may invest the cash collateral and earn additional income or it may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or secured a letter of credit. Loans are subject to termination at the option of the Fund or the borrower. The Fund may pay reasonable administration and custodial fees in connection with a loan. As a matter of fundamental policy, the Money Fund and the Government Fund cannot lend more than 10% of their respective total assets. The Tax-Free Fund may not lend its portfolio securities. See "Investment Restrictions" in the Statement of Additional Information.

    WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. Each Fund may purchase or sell securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions arise when securities are purchased or sold by a Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to that Fund at the time of entering into the transaction. The purchase price and the interest rate payable on the securities are fixed on the transaction date. The securities so purchased are subject to market fluctuations and no interest accrues to the Fund until delivery and payment take place. The Funds' Custodian will maintain, in a segregated account of each Fund, cash, U.S. Government securities or other liquid unencumbered assets, marked-to-market daily, having a value equal to or greater than that Fund's purchase commitments. The purchase of securities on a "when-issued" basis may involve additional risks. For a more detailed discussion, see "Investment Objectives and Policies--When-Issued and Delayed Delivery Securities" in the Statement of Additional Information.

    ILLIQUID SECURITIES. Each Fund may hold up to 10% of its net assets in illiquid securities including securities with legal or contractual restrictions on resale (restricted securities), securities that are not readily marketable in securities markets either within or outside of the United States, privately placed commercial paper and, except for the Tax-Free Fund, repurchase agreements which have a maturity of longer than seven days. Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended (the Securities Act) and privately placed commercial paper that have a readily available market are not considered illiquid for purposes of this limitation. Investing in Rule 144A securities could, however, have the effect of increasing the level of Fund illiquidity to the extent that qualified institutional buyers become, for a limited time, uninterested in purchasing these securities. The investment adviser will monitor the liquidity of such restricted securities under the supervision of the Trustees. Repurchase agreements subject to demand are deemed to have a maturity equal to the applicable notice period. See "Investment Objective and Policies--Illiquid Securities" in the Statement of Additional Information.

INVESTMENTS IN SECURITIES OF OTHER INVESTMENT COMPANIES

    The Tax-Free Fund may invest up to 10% of its total assets in shares of other investment companies. To the extent that the Fund does invest in securities of other investment companies, shareholders of the Fund may be subject to duplicate management and advisory fees.

INVESTMENT RESTRICTIONS

    Each Fund is subject to certain investment restrictions which, like its investment objectives, constitute fundamental policies. Fundamental policies cannot be changed without the approval of the holders of a majority of the outstanding voting securities of the Fund as defined above. See "Investment Restrictions" in the Statement of Additional Information.

                           HOW THE FUNDS ARE MANAGED

      THE TRUSTEES, IN ADDITION TO OVERSEEING THE ACTIONS OF THE FUNDS' MANAGER, SUBADVISER AND DISTRIBUTOR, AS SET FORTH BELOW, DECIDE UPON MATTERS OF GENERAL POLICY. THE FUNDS' MANAGER CONDUCTS AND SUPERVISES THE DAILY BUSINESS OPERATIONS OF THE FUNDS. THE FUNDS' SUBADVISER FURNISHES DAILY INVESTMENT ADVISORY SERVICES.

    For the fiscal year ended June 30, 1998, total expenses of each of the Funds, as a percentage of their respective average net assets, were .54% for the Money Fund, .60% for the Tax-Free Fund and .56% for the Government Fund. See "Financial Highlights."

MANAGER

    PRUDENTIAL INVESTMENTS FUND MANAGEMENT LLC (PIFM OR THE MANAGER), GATEWAY CENTER THREE, 100 MULBERRY STREET, NEWARK, NEW JERSEY 07102-4077, IS THE MANAGER OF EACH OF THE FUNDS. PIFM IS ORGANIZED IN NEW YORK AS A LIMITED LIABILITY COMPANY.

    As of July 31, 1998, PIFM served as the manager to 67 open-end investment companies, constituting all of the Prudential Mutual Funds, and as manager or administrator to 22 closed-end investment companies, with aggregate assets of approximately $66 billion.

    UNDER A MANAGEMENT AGREEMENT WITH EACH OF THE FUNDS, PIFM MANAGES THE INVESTMENT OPERATIONS OF EACH FUND AND ALSO ADMINISTERS EACH FUND'S BUSINESS AFFAIRS. See "Manager" in the Statement of Additional Information.

    UNDER SEPARATE SUBADVISORY AGREEMENTS BETWEEN PIFM AND THE PRUDENTIAL INVESTMENT CORPORATION (PIC), DOING BUSINESS AS PRUDENTIAL INVESTMENTS (PI, THE SUBADVISER OR THE INVESTMENT ADVISER), PI FURNISHES INVESTMENT ADVISORY SERVICES IN CONNECTION WITH THE MANAGEMENT OF EACH OF THE FUNDS AND IS REIMBURSED BY PIFM FOR ITS REASONABLE COSTS AND EXPENSES INCURRED IN PROVIDING SUCH SERVICES. PIC's address is Prudential Plaza, Newark, New Jersey 07102-3777. Under the Management Agreements, PIFM continues to have responsibility for all investment advisory services and supervises PI's performance of such services.

    PIFM and PIC are indirect wholly-owned subsidiaries of The Prudential Insurance Company of America (Prudential), a major diversified insurance and financial services company.

    Under the Management Agreements, the Money Fund pays PIFM a fee at an annual rate of .50 of 1% of the Fund's average daily net assets up to and including $500 million, .425 of 1% of the next $500 million, .375 of 1% of the next $500 million and .35 of 1% of the Fund's average daily net assets in excess of $1.5 billion; the Tax-Free Fund pays PIFM a fee at an annual rate of .50 of 1% of the Fund's average daily net assets up to $500 million, .425 of 1% of the Fund's average daily net assets in excess of $500 million and .375 of 1% of the Fund's average daily net assets in excess of $1 billion; and the Government Fund pays PIFM a fee at an annual rate of .40 of 1% of the Fund's average daily net assets up to $1 billion and .375 of 1% of the Fund's average daily net assets in excess of $1 billion.

    For the fiscal year ended June 30, 1998, the Money Fund paid management fees to PIFM of .37 of 1% of that Fund's average net assets, the Tax-Free Fund paid management fees to PIFM of .44 of 1% of that Fund's average net assets and the Government Fund paid management fees to PIFM of .40 of 1% of that Fund's average net assets. See "Manager" in the Statement of Additional Information.

DISTRIBUTOR

    PRUDENTIAL INVESTMENT MANAGEMENT SERVICES LLC (THE DISTRIBUTOR), GATEWAY CENTER THREE, 100 MULBERRY STREET, NEWARK, NEW JERSEY 07102-4077, IS A LIMITED LIABILITY CORPORATION ORGANIZED UNDER THE LAWS OF THE STATE OF DELAWARE AND SERVES AS THE DISTRIBUTOR OF THE SHARES OF EACH OF THE FUNDS. PRUDENTIAL SECURITIES INCORPORATED (PRUDENTIAL SECURITIES, ALSO REFERRED TO AS THE DISTRIBUTOR), ONE SEAPORT PLAZA, NEW YORK, NEW YORK 10292, SERVED AS THE DISTRIBUTOR OF FUND SHARES PRIOR TO JULY 1, 1998. IT IS AN INDIRECT WHOLLY-OWNED SUBSIDIARY OF PRUDENTIAL.

    UNDER SEPARATE DISTRIBUTION AND SERVICE PLANS ADOPTED BY EACH OF THE FUNDS (EACH A PLAN AND COLLECTIVELY, THE PLANS) UNDER RULE 12B-1 UNDER THE INVESTMENT COMPANY ACT AND A DISTRIBUTION AGREEMENT (THE DISTRIBUTION AGREEMENT), THE DISTRIBUTOR INCURS THE EXPENSES OF DISTRIBUTING EACH FUND'S SHARES. These expenses include account servicing fees paid to, or on account of, financial advisers of Prudential Securities, account servicing fees paid to, or on account of, other broker-dealers or financial institutions (other than national banks) which have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of the Distributor associated with the sale of shares, including lease, utility, communications and sales promotion expenses.

    The distribution and/or service fees may also be used by the Distributor to compensate Dealers on a continuing basis in consideration for the distribution, marketing, administrative and other services and activities provided by Dealers with respect to the promotion of the sale of the Fund's shares and the maintenance of related shareholder accounts.

    UNDER THE PLANS, EACH FUND REIMBURSES THE DISTRIBUTOR FOR ITS
DISTRIBUTION-RELATED EXPENSES AT AN ANNUAL RATE OF UP TO .125 OF 1% OF THAT FUND'S AVERAGE DAILY NET ASSETS. SUCH AMOUNTS ARE ACCRUED DAILY AND PAID MONTHLY. THE ENTIRE DISTRIBUTION FEE MAY BE USED TO PAY ACCOUNT SERVICING FEES.

    Each Plan provides that it shall continue in effect from year to year, provided that each such continuance is approved annually by a majority vote of the Trustees, including a majority of the Trustees who are not interested persons of the relevant Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (the Rule 12b-1 Trustees). The Trustees are provided with and review quarterly reports of expenditures under the Plans. A plan may be terminated at any time by vote of the majority of the Rule 12b-1 Trustees or a majority of the outstanding shares of the relevant Fund. A Fund will not be obligated to pay distribution and service fees under a Plan if it is terminated or not continued.

    For the fiscal year ended June 30, 1998, the Distributor incurred distribution expenses for the Money Fund of $9,920,274, for the Tax-Free Fund of $1,598,985 and for the Government Fund of $703,367, all of which were recovered through the distribution fee paid by each Fund to the Distributor. The Funds record all payments made under the Plans as expenses in the calculation of net investment income.

    For more detailed information concerning the foregoing matters, see "Distributor" in the Statement of Additional Information, a copy of which may be obtained at no cost by calling (800) 225-1852.

    The Funds are not affected by the financial condition of, and are entirely separate legal entities from, the Distributor, which has no beneficial ownership in the Funds, and the Funds' assets, which are held by State Street Bank and Trust Company, an independent custodian, are separate and distinct from the Distributor.

FEE WAIVERS AND SUBSIDY

    PIFM may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of a Fund. Fee waivers and expense subsidies will increase a Fund's total return. The voluntary waivers or subsidies may be terminated at any time without notice.

PORTFOLIO TRANSACTIONS

    Affiliates of the Distributor may also act as brokers or futures commission merchants for the Funds, provided that the commissions, fees or other remuneration they receive are fair and reasonable. See "Portfolio Transactions" in the Statement of Additional Information.

CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

    State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the Funds' portfolio securities and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with each of the Funds. Its mailing address is P.O. Box 1713, Boston, Massachusetts 02205.

    Prudential Mutual Fund Services LLC (the Transfer Agent), Raritan Plaza One, Edison, New Jersey 08837, serves as Transfer and Dividend Disbursing Agent for the Funds and in those capacities maintains certain books and records for each of the Funds. Its mailing address is P.O. Box 15005, New Brunswick, New Jersey 08906-5005. The Transfer Agent is a wholly-owned subsidiary of PIFM.

YEAR 2000

    The services provided to the Funds and the shareholders by the Manager, the Distributor, the Transfer Agent and the Custodian depend on the smooth functioning of their computer systems and those of outside service providers. Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated. Such event could have a negative impact on handling securities trades, payments of interest and dividends, pricing and account services. Although, at this time, there can be no assurance that there will be no adverse impact on the Funds, the Manager, the Distributor, the Transfer Agent and the Custodian have advised the Funds that they have been actively working on necessary changes to their computer systems to prepare for the year 2000 and expect that their systems, and those of outside service provides, will be adapted in time for the event.

                        HOW THE FUNDS VALUE THEIR SHARES

  EACH FUND'S NET ASSET VALUE PER SHARE OR NAV IS DETERMINED BY SUBTRACTING ITS LIABILITIES FROM THE VALUE OF ITS ASSETS AND DIVIDING THE REMAINDER BY THE NUMBER OF OUTSTANDING SHARES. THE TRUSTEES HAVE FIXED THE SPECIFIC TIME OF DAY FOR THE COMPUTATION OF EACH OF THE FUND'S NAV TO BE AS OF 4:30 P.M., NEW YORK TIME, IMMEDIATELY AFTER THE DAILY DECLARATION OF DIVIDENDS.

    Each Fund will compute its NAV once daily on the days that the New York Stock Exchange is open for trading, except on days on which no orders to purchase, sell or redeem Fund shares have been received or days on which changes in the value of a Fund's portfolio securities do not materially affect the net asset value. The New York Stock Exchange is closed on the following holidays:
New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

    Each Fund determines the value of its portfolio securities by the amortized cost method. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the instrument. During these periods, the yield to an existing shareholder may differ somewhat from that which could be obtained from a similar fund which marks its portfolio securities to market each day. For example, during periods of declining interest rates, if the use of the amortized cost method resulted in a lower value of a Fund's portfolio on a given day, a prospective investor in the Fund would be able to obtain a somewhat higher yield and existing shareholders would receive correspondingly less income. The converse would apply during periods of rising interest rates. The Trustees have established procedures designed to stabilize, to the extent reasonably possible, the net asset value of the shares of each Fund at $1.00 per share.

                       TAXES, DIVIDENDS AND DISTRIBUTIONS

TAXATION OF THE FUNDS

    EACH FUND IS TREATED AS A SEPARATE ENTITY FOR FEDERAL INCOME TAX PURPOSES. EACH FUND HAS ELECTED TO QUALIFY AND INTENDS TO REMAIN QUALIFIED AS A REGULATED INVESTMENT COMPANY UNDER THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE INTERNAL REVENUE CODE). AS A REGULATED INVESTMENT COMPANY, A FUND WILL NOT BE SUBJECT TO FEDERAL INCOME TAXES ON ITS INVESTMENT INCOME AND CAPITAL GAINS, IF ANY, REALIZED DURING ANY YEAR, WHICH IT DISTRIBUTES TO ITS SHAREHOLDERS, PROVIDED THAT AT LEAST 90% OF ITS NET INVESTMENT INCOME AND NET SHORT-TERM CAPITAL GAIN EARNED IN THE YEAR IS DISTRIBUTED. SEE "TAXES, DIVIDENDS AND DISTRIBUTIONS" IN THE STATEMENT OF ADDITIONAL INFORMATION.

    The Funds may be subject to tax in certain states where they do business. Further, in those states which have income tax laws, the tax treatment of the Funds and of shareholders with respect to distributions by the Funds may differ from the federal tax treatment.

TAXATION OF SHAREHOLDERS

    With respect to the Money Fund and Government Fund, distributions of net investment income and net short-term capital gains are taxable to the shareholder as ordinary dividend income regardless of whether the shareholder receives such distributions in additional shares or in cash. These distributions will not be eligible for the dividends-received deduction generally allowed to corporate shareholders. Distributions of net long-term capital gains (I.E., the excess of net long-term capital gains over net short-term capital losses), if any, are taxable as long-term capital gains regardless of whether the shareholder receives such distribution in additional shares or in cash and regardless of how long the investor has held his or her Fund shares.

    The Tax-Free Fund intends to qualify to pay "exempt-interest dividends" to its shareholders by having, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consist of tax-exempt securities. An exempt-interest dividend is that part of dividend distributions made by the Tax-Free Fund which consist of interest received by the Tax-Free Fund on tax-exempt securities. Shareholders will generally not incur any federal income tax on the amount of exempt-interest dividends received by them from the Tax-Free Fund. In view of the Tax-Free Fund's investment policies, it is expected that all of the Tax-Free Fund's dividends will be exempt-interest dividends, although it is possible that the Tax-Free Fund may from time to time realize and distribute net short-term capital gains, market discount or other minor amounts of taxable income. Such distributions of short-term capital gains, market discount and other taxable income will be taxable to shareholders (whether the distributions are received in cash or reinvested in additional shares) and will not be eligible for the dividends received deduction available to corporations.

    Interest on indebtedness incurred or continued by a shareholder of the Tax-Free Fund, whether a corporation or an individual, to purchase or carry shares of the Tax-Free Fund is not deductible. Entities or persons who are "substantial users" (or related persons) of facilities financed by industrial development bonds should consult their tax advisers before purchasing shares of the Tax-Free Fund.

    Interest on certain private activity tax-exempt obligations is a preference item to shareholders for purposes of the Alternative Minimum Tax. In the event that the Tax-Free Fund invests in such obligations, the portion of an exempt-interest dividend of the Tax-Free Fund that is allocable to such obligations will be treated as a preference item to shareholders for purposes of the Alternative Minimum Tax. Moreover, exempt-interest dividends paid to a corporate shareholder by the Tax-Free Fund (whether or not from interest on private activity bonds) will be taken into account (i) in determining the Alternative Minimum Tax imposed on 75% of the excess of adjusted current earnings over alternative minimum taxable income, (ii) in calculating the environmental tax equal to 0.12% of a corporation's modified alternative minimum taxable income in excess of $2 million and (iii) in determining the foreign branch profits tax imposed on the effectively connected earnings and profits (with adjustments) of United States branches of foreign corporations.

    The exemption of interest income for federal income tax purposes does not necessarily result in exemption under the income or other tax laws of any state or local taxing authority. Thus, shareholders of the Tax-Free Fund may be subject to state and local taxes on exempt-interest dividends. Shareholders should consult their tax advisers about the status of dividends from the Tax-Free Fund in their own states and localities. The Tax-Free Fund will report annually to shareholders the percentage of interest income, on a state-by-state basis, received by the Fund during the preceding year.

    Under the laws of certain states, distributions of net income may be taxable to shareholders of the Funds as income even though a portion of such distributions may be derived from interest on U.S. Government obligations which, if realized directly, would be exempt from state income taxes. Distributions may be subject to additional state and local taxes.

    Shareholders are urged to consult their own tax advisers regarding specific questions as to federal, state or local taxes. See "Taxes, Dividends and Distributions" in the Statement of Additional Information.

WITHHOLDING TAXES

    Under U.S. Treasury Regulations, the Money Fund and Government Fund are required to withhold and remit to the U.S. Treasury 31% of dividend and capital gain income and payments of redemption proceeds and the Tax-Free Fund is required to withhold and remit to the U.S. Treasury 31% of taxable income and payments of redemption proceeds on the accounts of those shareholders who fail to furnish their tax identification numbers on IRS Form W-9 (or IRS Form W-8 in the case of certain foreign shareholders) with the required certification regarding the shareholder's status under the Internal Revenue Code. Withholding at this rate is also required on dividends and capital gains distributions (but not redemption proceeds) payable to shareholders who are otherwise subject to backup withholding. Dividends paid to foreign shareholders from taxable net investment income and net short-term capital gains will generally be subject to U.S. withholding tax at the rate of 30% (or a lower applicable treaty rate).

DIVIDENDS AND DISTRIBUTIONS

    Each Fund will declare a dividend, immediately prior to 4:30 P.M., New York time, on each day that net asset value per share is determined, of all of its daily net investment income to shareholders of record as of 4:30 P.M., New York time, on the preceding business day. The amount of the dividend may fluctuate from day to day and may be omitted on some days if net realized losses on portfolio securities exceed a Fund's net investment income. Dividends are accrued and paid daily in additional full or fractional shares of the Fund at the net asset value per share determined on the date of declaration. Each shareholder will receive periodically a summary of his or her account from Prudential Securities, including information as to dividends paid.

    Net investment income, for dividend purposes, includes accrued interest and amortization of discounts and premiums, plus or minus any gains or losses realized on sales of portfolio securities, less the estimated expenses of a Fund. The Funds do not expect to realize long-term capital gains or losses.

    The Trustees of each Fund may revise the above dividend policy, or postpone the payment of dividends, if a Fund should have or anticipate any large unexpected expense, loss or fluctuation in net assets which in the opinion of the Trustees might have a significant adverse effect on shareholders.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES

    EACH OF THE FUNDS WAS ORGANIZED ON JUNE 5, 1981 AS AN UNINCORPORATED BUSINESS TRUST UNDER THE LAWS OF MASSACHUSETTS.

    The shareholders of each Fund are entitled to one vote for each full share held (and fractional votes for fractional shares). The Trustees themselves have the power to alter the number and the terms of office of the Trustees, and they may at any time lengthen their own terms or make their terms of unlimited duration (subject to certain removal procedures) and appoint their own successors, provided that at all times at least a majority of the Trustees has been elected by the shareholders of the Funds. The voting rights of shareholders are not cumulative, so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.

    THE FUNDS DO NOT INTEND TO HOLD ANNUAL MEETINGS OF SHAREHOLDERS. SHAREHOLDERS HAVE CERTAIN RIGHTS INCLUDING THE RIGHT TO CALL A MEETING UPON A VOTE OF 10% OF EACH FUND'S OUTSTANDING SHARES FOR THE PURPOSE OF VOTING ON THE REMOVAL OF ONE OR MORE OF THE TRUSTEES OR TO TRANSACT ANY OTHER BUSINESS. SEE "GENERAL INFORMATION--VOTING RIGHTS" IN THE STATEMENT OF ADDITIONAL INFORMATION.

    The Declaration of Trust and the By-Laws of each of the Funds are designed to make each Fund similar in certain respects to a Massachusetts business corporation. The principal distinction between the two forms relates to shareholder liability. Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of a Fund, which is not the case with a corporation. The Declaration of Trust of each Fund provides that shareholders shall not be subject to any personal liability for the acts or obligations of that Fund and that every written obligation, contract, instrument or undertaking made by that Fund shall contain a provision to the effect that the shareholders are not individually bound thereunder.

ADDITIONAL INFORMATION

    This Prospectus, including the Statement of Additional Information which has been incorporated by reference herein, does not contain all the information set forth in the Registration Statement filed by each of the Funds with the Securities and Exchange Commission under the Securities Act. Copies of each Registration Statement may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the office of the Commission in Washington, D.C. Because this Prospectus relates to each of the Funds, there is a possibility that one Fund may become liable for any misstatement, inaccuracy or incomplete disclosure in the Prospectus relating to any other Fund.

                               SHAREHOLDER GUIDE

HOW TO BUY SHARES OF THE FUNDS

    THE SHARES OF THE FUNDS ARE OFFERED TO PARTICIPANTS IN THE COMMAND ACCOUNT AND COMMAND PLUS ACCOUNT PROGRAMS (COLLECTIVELY, THE COMMAND PROGRAM) WHO HAVE PLACED A MINIMUM OF $10,000 IN CASH AND/OR SECURITIES IN A COMMAND ACCOUNT OR HAVE PLACED A MINIMUM OF $2,000 IN CASH AND/OR SECURITIES IN A COMMAND ESSENTIALS ACCOUNT (THE MINIMUM INITIAL INVESTMENT FOR EMPLOYEES OF PRUDENTIAL AND ITS SUBSIDIARIES AND AFFILIATES IS $2,500). THE SHARES OF THE FUNDS ARE ALSO AVAILABLE TO PARTICIPANTS IN THE BUSINESSEDGE PROGRAM WHO HAVE PLACED A MINIMUM OF $10,000 IN CASH AND/OR SECURITIES IN A PRUDENTIAL BUSINESSEDGE ACCOUNT. (THE COMMAND PROGRAM AND THE BUSINESSEDGE PROGRAM ARE INDIVIDUALLY REFERRED TO AS THE PROGRAM AND COLLECTIVELY, THE PROGRAMS). A participant in either Program will have any free credit cash balances in his or her Securities Account invested in shares of one of the Funds, the U.S. Treasury Series of the Prudential Government Securities Trust, the California Money Market Series of the Prudential California Municipal Fund or the New Jersey Money Market Series, New York Money Market Series, Connecticut Money Market Series or Massachusetts Money Market Series of the Prudential Municipal Series Fund (collectively, the Account Funds) depending upon which of the Account Funds has been designated by the participant as his or her Primary Fund. Each Program offers a variety of products or services, which may, from time to time, be added to, modified or terminated by Prudential Securities or, with respect to the BusinessEdge program, by either Prudential Securities or Prusec, in their sole discretion. This includes the ability of Prudential Securities or Prusec, in their sole discretion, to waive or reduce the Program annual fees and/or the fee associated with a particular product or service, as well as minimum investment requirements to be eligible for participation in the Program, generally or for specific accounts. Although a participant will have his or her free credit cash balances invested automatically in only his or her Primary Fund, the participant may purchase shares in any of the Account Funds at any time. A participant in either Program has the option to change the designation of his or her Primary Fund at any time by notifying his or her Prudential Securities Financial Advisor or Preferred Agent, as the case may be. Upon such notification, shares of the Primary Fund will be redeemed and the proceeds reinvested in shares of the newly-designated Primary Fund. For information regarding products and services available through the COMMAND program, please contact your Prudential Securities Financial Advisor. For information regarding the BusinessEdge program, including the selection of various BusinessEdge program options, contact your Financial Advisor or Preferred Agent.

    Purchases of shares of the Primary Fund will be made pursuant to the automatic purchase procedures described below. A purchase of shares of a fund other than the Primary Fund can be made by placing an order with the participant's Prudential Securities Financial Advisor or Preferred Agent, as the case may be.

    The purchase price for shares of any of the Funds, whether purchased directly or through the Automatic Purchase Procedures described below, is the NAV per share next determined after receipt by a Fund of a purchase order and payment in proper form (I.E., a free credit cash balance in a participant's Securities Account, or a check or federal funds wired to Prudential Securities).

    The Funds do not issue physical share certificates. Shares are registered in the name of Prudential Securities on behalf of its clients and maintained in book-entry form by the Transfer Agent.

    AUTOMATIC PURCHASE PROCEDURES. Free credit cash balances of $1.00 or more held in a Securities Account will automatically be invested in shares of the Primary Fund as described below. Specifically, an order to purchase shares of a Primary Fund is placed (i) in the case of a free credit cash balance resulting from the proceeds of a securities sale, on the settlement date of the securities sale, and (ii) in the case of a free credit cash balance resulting from a non-trade related credit (E.G., receipt of a dividend or interest payment, maturity of a bond or a cash payment by the participant into his or her Securities Account), on the business day after the receipt by Prudential Securities or Prusec of the non-trade related credit.

    All shares purchased pursuant to these automatic purchase procedures will begin earning dividends on the business day after the order is placed. Prudential Securities or Prusec will arrange for investment in Fund shares at 4:30 P.M., New York time, on the business day the order is placed and cause payment to be made in federal funds for the shares prior to 4:30 P.M., New York time, on the next business day. Prudential Securities or Prusec will have the use of free credit cash balances until delivery to the Funds.

HOW TO SELL YOUR SHARES

    Each Fund is obligated to redeem for cash all full and fractional shares of that Fund. The redemption price is the NAV per share next determined after receipt by the Transfer Agent of proper notice of redemption as described below. If such notice is received by the Transfer Agent prior to the determination of net asset value on any day, the redemption will be effective as of 4:30 P.M., New York time, on such day. Payment of the redemption proceeds will be made on the same day the redemption becomes effective. If the notice is received after the net asset value is determined, the redemption will be effective as of 4:30 P.M., New York time, on the next day that net asset value is determined, and payment will be made on such next day.

    AUTOMATIC REDEMPTION. Redemptions will be automatically effected by Prudential Securities or Prusec to satisfy debit balances in a Securities Account created by activity therein or arising under the Program, such as those incurred by use of the Visa-Registered Trademark- Gold Debit Card Account, including ATM transaction purchases, cash advances and Program Account checks. Each Program Securities Account will be automatically scanned for debits each business day as of the close of business on that day and after application of any free credit cash balances in the account to such debits, a sufficient number of shares of the Primary Fund and, if necessary, shares of other Program Account Funds owned by the Program participant which have not been selected as his or her primary fund or shares of a participant's money market funds managed by PIFM which are not Primary Funds, will be redeemed as of that business day to satisfy any remaining debits in the Securities Account. Margin loans will be utilized to satisfy debits remaining after the liquidation of all Fund shares in a Securities Account, and shares may not be purchased until all debits, margin loans and other requirements in the Securities Account are satisfied. In the event of an automatic redemption of shares, the participant will be entitled to dividends declared on the redeemed shares through the business day preceding the day on which the redemption is effective. Participants will not be entitled to dividends declared on the date of redemption.

    For purposes of effecting an automatic redemption of Fund shares, participants in the BusinessEdge program may use a BusinessEdge Visa-Registered Trademark- Debit Card Account. If margin loans are available and selected as a program option, BusinessEdge participants may utilize such margin loans to satisfy debits to their program Securities Account after the liquidation of all Fund shares in a Securities Account.

    MANUAL REDEMPTION. A shareholder may redeem shares of a Fund other than the fund selected as the participant's Primary Fund, by submitting a written request for redemption directly to the Distributor or by calling his or her Prudential Securities Financial Advisor or Preferred Agent, who will submit the request to the Fund's Transfer Agent. The proceeds from a manual redemption will immediately become free credit cash balances in the participant's Program Securities Account and will be automatically invested in the Primary Fund selected as the participant's primary fund. Redemption requests should not be sent to the Transfer Agent. If inadvertently sent to the Transfer Agent, they will be forwarded to Prudential Securities or Prusec, as applicable. Each Program requires the written request to be signed by all persons in whose names the shares are registered, exactly as their names appear on their Program Account Client Statement. In certain instances, additional documents such as, but not limited to, trust instruments, death certificates, appointments as executor or administrator or certificates of corporate authority may be required.

    In the event all of a shareholder's shares are redeemed, the proceeds of such redemption will equal the NAV of the shares redeemed plus the amount of all dividends declared up to and including the date of redemption.

    A Fund may suspend the right of redemption or postpone the date of payment for a period of up to seven days. Suspensions or postponements may not exceed seven days except (1) for any period (a) during which the New York Stock Exchange is closed other than customary weekend and holiday closings or (b) during which trading on the New York Stock Exchange is restricted; (2) for any period during which an emergency exists as a result of which (a) disposal by a Fund of securities owned by it is not reasonably practicable or (b) it is not reasonably practicable for a Fund fairly to determine the value of its net assets; or (3) for such other periods as the SEC may by order permit for the protection of shareholders of a Fund. The SEC by rules and regulations determines the conditions under which (i) trading shall be deemed to be restricted and (ii) an emergency is deemed to exist within the meaning of clause
(2) above.

    If the Trustees of a Fund determine that it would be detrimental to the best interests of the remaining shareholders of that Fund to make payment wholly or partly in cash, that Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the portfolio of that Fund, in lieu of cash, in conformity with applicable rules of the Commission. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets into cash. The method of valuing portfolio securities is described under "How the Funds Value Their Shares," and such valuation will be made as of the same time the redemption price is determined. Each Fund, however, has elected to be governed by Rule 18f-1 under the Investment Company Act pursuant to which each Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of that Fund during any 90-day period for any one shareholder.

    The total value of a shareholder's investment in a Fund at the time of redemption may be more or less than his or her cost, depending on the value of the securities held by that Fund at such time and income earned.

    Under either the COMMAND program or the BusinessEdge program, Prudential Securities or Prusec has the right to terminate a Program Securities Account for any reason. In such event, all shares held in a shareholder's account will be redeemed.

SHAREHOLDER SERVICES

    THE PRUTECTOR PROGRAM--OPTIONAL GROUP TERM LIFE INSURANCE. Prudential makes available optional group term life insurance coverage to purchasers of shares of certain Prudential Mutual Funds which are held in an eligible brokerage account. This insurance protects the value of your mutual fund investment for your beneficiaries against market downturns. The insurance benefit is based on the difference at the time of death of the insured between the "protected value" and the then current market value of the shares. This coverage is not available in all states and is subject to various restrictions and limitations. For more complete information about this program, including charges and expenses, please telephone your Prudential representative.

    - REPORTS TO SHAREHOLDERS. The fiscal year of each Fund ends on June 30. Each Fund will send to its shareholders, at least semi-annually, reports showing the Fund's portfolio and other information. An annual report containing financial statements audited by independent accountants will be sent to shareholders each year.

    In order to reduce duplicate mailing and printing expenses, the Funds will provide one annual and semi-annual shareholder report and annual prospectus per household. Shareholders may request additional copies of such reports by writing to the appropriate Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

    - SHAREHOLDER INQUIRIES. Shareholder inquiries should be addressed to COMMAND Money Fund, COMMAND Tax-Free Fund or COMMAND Government Fund, at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

                       THE PRUDENTIAL MUTUAL FUND FAMILY

   Prudential offers a broad range of mutual funds designed to meet your individual needs. We welcome you to review the investment options available through our family of funds. For more information on the Prudential Mutual Funds, including charges and expenses, contact your Prudential Securities Financial Adviser or Prusec representative or telephone the Funds at (800) 225-1852 for a free prospectus. Read the prospectus carefully before you invest or send money.

               TAXABLE BOND FUNDS
Prudential Diversified Bond Fund, Inc.
Prudential Government Income Fund, Inc.
Prudential Government Securities Trust
  Short-Intermediate Term Series
Prudential High Yield Fund, Inc.
Prudential High Yield Total Return Fund, Inc.
Prudential Mortgage Income Fund, Inc.
Prudential Structured Maturity Fund, Inc.
  Income Portfolio
             TAX-EXEMPT BOND FUNDS
Prudential California Municipal Fund
  California Series
  California Income Series
Prudential Municipal Bond Fund
  High Income Series
  Insured Series
  Intermediate Series
Prudential Municipal Series Fund
  Florida Series
  Maryland Series
  Massachusetts Series
  Michigan Series
  New Jersey Series
  New York Series
  North Carolina Series
  Ohio Series
  Pennsylvania Series
Prudential National Municipals Fund, Inc.
                  GLOBAL FUNDS
Prudential Developing Markets Fund
  Prudential Developing Markets Equity Fund
  Prudential Latin America Equity Fund
Prudential Europe Growth Fund, Inc.
Prudential Global Genesis Fund, Inc.
Prudential Global Limited Maturity Fund, Inc.
  Limited Maturity Portfolio
Prudential Intermediate Global Income Fund, Inc.
Prudential International Bond Fund, Inc.
Prudential Natural Resources Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.
  Global Series
  International Stock Series
Global Utility Fund, Inc.
The Global Total Return Fund, Inc.

                   EQUITY FUNDS
Prudential Balanced Fund
Prudential Distressed Securities Fund, Inc.
Prudential Emerging Growth Fund, Inc.
Prudential Equity Fund, Inc.
Prudential Equity Income Fund
Prudential Index Series Fund
  Prudential Bond Market Index Fund
  Prudential Europe Index Fund
  Prudential Pacific Index Fund
  Prudential Small-Cap Index Fund
  Prudential Stock Index Fund
The Prudential Investment Portfolios, Inc.
  Prudential Active Balanced Fund
  Prudential Jennison Growth Fund
  Prudential Jennison Growth & Income Fund
Prudential Mid-Cap Value Fund
Prudential Real Estate Securities Fund
Prudential Small-Cap Quantum Fund, Inc.
Prudential Small Company Value Fund, Inc.
Prudential 20/20 Focus Fund
Prudential Utility Fund, Inc.
Nicholas-Applegate Fund, Inc.
  Nicholas-Applegate Growth Equity Fund

               MONEY MARKET FUNDS
-TAXABLE MONEY MARKET FUNDS
Cash Accumulation Trust
  Liquid Assets Fund
  National Money Market Fund
Prudential Government Securities Trust
  Money Market Series
  U.S. Treasury Money Market Series
Prudential Special Money Market Fund, Inc.
  Money Market Series
Prudential MoneyMart Assets, Inc.

-TAX-FREE MONEY MARKET FUNDS
Prudential Tax-Free Money Fund, Inc.
Prudential California Municipal Fund
  California Money Market Series
Prudential Municipal Series Fund
  Connecticut Money Market Series
  Massachusetts Money Market Series
  New Jersey Money Market Series
  New York Money Market Series
-COMMAND FUNDS
COMMAND Money Fund
COMMAND Government Fund
COMMAND Tax-Free Fund
-INSTITUTIONAL MONEY MARKET FUNDS
Prudential Institutional Liquidity Portfolio, Inc.
  Institutional Money Market Series

No dealer, sales representative or other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained herein, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Funds or the Distributor. This Prospectus does not constitute an offer by the Funds or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.
------------------------------------------------

                               TABLE OF CONTENTS

FUND HIGHLIGHTS...........................................................    2
  What are the Funds' Risk Factors and Special Characteristics?...........    2
FUND EXPENSES.............................................................    3
FINANCIAL HIGHLIGHTS......................................................    4
CALCULATION OF YIELD......................................................    5
HOW THE FUNDS INVEST......................................................    6
  Money Fund..............................................................    6
  Tax-Free Fund...........................................................    8
  Government Fund.........................................................   10
  Rating of Fund Shares...................................................   11
  Other Investments and Policies
   Applicable to the Funds................................................   12
  Investment Restrictions.................................................   14
HOW THE FUNDS ARE MANAGED.................................................   14
  Manager.................................................................   14
  Distributor.............................................................   15
  Fee Waivers and Subsidy.................................................   16
  Portfolio Transactions..................................................   16
  Custodian and Transfer and Dividend Disbursing Agent....................   16
  Year 2000...............................................................   17
HOW THE FUNDS VALUE THEIR SHARES..........................................   17
TAXES, DIVIDENDS AND DISTRIBUTIONS........................................   18
GENERAL INFORMATION.......................................................   20
  Description of Shares...................................................   20
  Additional Information..................................................   20
SHAREHOLDER GUIDE.........................................................   21
  How to Buy Shares of the Funds..........................................   21
  How to Sell Your Shares.................................................   22
  Shareholder Services....................................................   24
THE PRUDENTIAL MUTUAL FUND FAMILY.........................................   25

                               CUSIP Nos.:  CMF:      20050F-10-3
                                            CTF:      20050R-10-7
                                            CGF:      20050D-10-8

 COMMAND-SM-
    COMMAND Money Fund
    COMMAND Tax-Free Fund
    COMMAND Government Fund

    Prospectus dated September 1, 1998
 -----------------------------------------------

    THE ENCLOSED PROSPECTUS DESCRIBES THREE FULLY MANAGED MONEY MARKET FUNDS. SHARES OF THE FUNDS ARE OFFERED EXCLUSIVELY TO PARTICIPANTS IN THE COMMAND ACCOUNT AND COMMAND PLUS ACCOUNT PROGRAMS, WHICH ARE AVAILABLE THROUGH PRUDENTIAL SECURITIES INCORPORATED, AND THE PRUDENTIAL BUSINESSEDGE ACCOUNT PROGRAM, WHICH IS AVAILABLE THROUGH EITHER PRUDENTIAL SECURITIES INCORPORATED OR PRUCO SECURITIES CORPORATION. INVESTORS SHOULD BE AWARE THAT THESE PROGRAMS ARE NOT BANK ACCOUNTS. AS WITH ANY INVESTMENT IN SECURITIES, THE VALUE OF A SHAREHOLDER'S INVESTMENT IN THE FUNDS WILL FLUCTUATE. THE PRINCIPAL OFFICE OF EACH FUND IS:
    GATEWAY CENTER THREE, 100 MULBERRY STREET, NEWARK, NEW JERSEY 07102-4077.

            [LOGO]

                               COMMAND MONEY FUND
                             COMMAND TAX-FREE FUND
                            COMMAND GOVERNMENT FUND

                      Statement of Additional Information
                            dated September 1, 1998

    COMMAND Money Fund (the Money Fund), COMMAND Tax-Free Fund (the Tax-Free
Fund) and COMMAND Government Fund (the Government Fund) (each a Fund or, collectively, the Funds) are each open-end, diversified management investment companies whose shares are offered exclusively to: (i) participants in the COMMAND-SM- Account and the COMMAND Plus-SM- Account programs (collectively, the COMMAND program), which are available through Prudential Securities Incorporated (Prudential Securities), and (ii) participants in the Prudential BusinessEdge-SM- Account Program (the BusinessEdge program), which is available through either Prudential Securities or Pruco Securities Corporation.

    The investment objectives of the Money Fund are to seek high current income, preservation of capital and maintenance of liquidity. The Money Fund seeks to achieve its objectives by investing in a diversified portfolio of money market instruments maturing in thirteen months or less. The investment objectives of the Tax-Free Fund are to seek high current income that is exempt from federal income taxes, consistent with maintenance of liquidity and preservation of capital. The Tax-Free Fund seeks to achieve its objectives by investing in a diversified portfolio of short-term tax-exempt securities issued by states, municipalities and their instrumentalities and authorities maturing in thirteen months or less. The investment objectives of the Government Fund are high current income, preservation of capital and maintenance of liquidity. The Government Fund seeks to achieve its objectives by investing in a portfolio of U.S. Government securities maturing in thirteen months or less. See "How the Funds Invest" and "How the Funds Value Their Shares" in the Prospectus.

    This Statement of Additional Information sets forth information about the Funds. This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of the Funds dated September 1, 1998, a copy of which may be obtained from the Funds, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. The telephone number is (800) 225-1852.

    Investors should be aware that the COMMAND program and BusinessEdge program accounts are not bank accounts. As with any investment in securities, the value of a shareholder's investment in the Funds will fluctuate.

                               TABLE OF CONTENTS

                                                                                                       CROSS-REFERENCE
                                                                                                         TO PAGE IN
                                                                                            PAGE         PROSPECTUS
                                                                                          ---------  -------------------
General Information.....................................................................        B-2              20
  The Funds.............................................................................        B-2              20
  Description of Shares.................................................................        B-2              20
  Voting Rights.........................................................................        B-3              20
Investment Objectives and Policies......................................................        B-3               6
Investment Restrictions.................................................................        B-7              14
  Money Fund............................................................................        B-8              14
  Tax-Free Fund.........................................................................        B-9              14
  Government Fund.......................................................................       B-10              14
Trustees and Officers...................................................................       B-11              14
Manager.................................................................................       B-15              14
Distributor.............................................................................       B-17              15
Calculation of Yield....................................................................       B-18               5
Portfolio Transactions..................................................................       B-19              16
Taxes, Dividends and Distributions......................................................       B-20              18
Custodian, Transfer and Dividend Disbursing Agent and Independent Accountants...........       B-20              16
Shareholder Investment Account..........................................................       B-21              21
Description of Securities Ratings.......................................................       B-22              --
COMMAND Money Fund
  Financial Statements..................................................................       B-24              --
  Report of Independent Accountants.....................................................       B-31              --
COMMAND Government Fund
  Financial Statements..................................................................       B-32              --
  Report of Independent Accountants.....................................................       B-36              --
COMMAND Tax-Free Fund
  Financial Statements..................................................................       B-37              --
  Report of Independent Accountants.....................................................       B-47              --
Notes to Financial Statements...........................................................       B-48              --
Appendix--General Investment Information................................................      APP-1              --
Appendix--Information Relating to The Prudential........................................      APP-2              --

                              GENERAL INFORMATION

THE FUNDS

    COMMAND Money Fund (Money Fund), COMMAND Tax-Free Fund (Tax-Free Fund) and COMMAND Government Fund (Government Fund) (collectively, the Funds) were each organized as an unincorporated business trust under the laws of Massachusetts on June 5, 1981. The Declaration of Trust and the By-Laws of each of the Funds are designed to make the Funds similar in most respects to a Massachusetts business corporation. The principal distinction between the two forms relates to shareholder liability. Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of a Fund, which is not the case with a corporation. Each Declaration of Trust provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Fund and that every written obligation, contract, instrument or undertaking made by the Fund shall contain a provision to the effect that the shareholders are not personally liable thereunder.

    Massachusetts counsel for the Funds has advised the Funds that no personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions and with respect to tort claims, contract claims where the provision referred to is omitted from the undertaking, claims for taxes and certain statutory liabilities in other jurisdictions, a shareholder of a Fund may be held personally liable to the extent that claims are not satisfied by such Fund. However, upon payment of any such liability, the shareholder will be entitled to reimbursement from the general assets of such Fund. The Trustees intend to conduct the operations of each Fund in such a way so as to avoid, to the extent possible, ultimate liability of the shareholders for liabilities of such Fund.

    The Declaration of Trust of each of the Funds further provides that no Trustee, officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third person in connection with the affairs of the Fund, except as such liability may arise from the bad faith, willful misfeasance, gross negligence or reckless disregard of the duties of such Trustee, officer, employee or agent. It also provides that all third persons shall look solely to Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liabilities arising in connection with the affairs of the Fund.

    Each Fund shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders or by action of the Trustees upon notice to the shareholders.

DESCRIPTION OF SHARES

    The Declaration of Trust of each of the Funds permits the Trustees to issue an unlimited number of full and fractional shares of a single class and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Fund. Each share represents an equal proportional interest in the Fund with each other share. Upon liquidation of the Fund, by either Trustee or shareholder action, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders. Shares have no pre-emptive or conversion rights. The rights of redemption are described elsewhere herein. Shares are fully paid and non-assessable by the Fund.

    Pursuant to the Declaration of Trust of each of the Funds, the Trustees may also authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios) and additional classes of shares within any series (which would be used to distinguish among the rights of different categories of shareholders, as might be required by future regulations or other unforeseen circumstances); however, the Trustees have not authorized any such additional series or classes of shares.

VOTING RIGHTS

    The shareholders of the Funds are entitled to one vote for each full share held (and fractional votes for fractional shares). The Trustees themselves have the power to alter the number and the terms of office of the Trustees, and they may at any time lengthen their own terms or make their terms of unlimited duration (subject to certain removal procedures) and appoint their own successors, provided that always at least a majority of the Trustees has been elected by the shareholders of the Funds. The voting rights of shareholders are not cumulative, so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees. It is the intention of the Funds not to hold annual meetings of shareholders. The Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the Investment Company Act of 1940, as amended (the Investment Company Act), or the respective Declarations of Trust.

    Each Fund may reduce the number of its outstanding shares in order to maintain a constant net asset value of $1.00 per share. The shareholders of each Fund will be deemed, by their investment in such Fund, to have agreed to a proportionate reduction of their shares.

    As defined in the Investment Company Act and as used herein, the term "majority" of the outstanding voting shares of each Fund means the vote of (a) 67% or more of the Fund's voting shares represented at a meeting at which more than 50% of the outstanding voting shares are present in person or represented by proxy or (b) more than 50% of the Fund's outstanding voting shares, whichever is less.

                       INVESTMENT OBJECTIVES AND POLICIES

    The Money Fund, Tax-Free Fund and Government Fund each operates as a separate fund with its own investment objectives and policies. The investment objectives of the Money Fund are to seek high current income, preservation of capital and maintenance of liquidity. The investment objectives of the Tax-Free Fund are to seek high current income that is exempt from federal income taxes, consistent with maintenance of liquidity and preservation of capital. The investment objectives of the Government Fund are to seek high current income, preservation of capital and maintenance of liquidity. For a further description of the investment objectives and policies of each Fund, see "How the Funds Invest" in the Prospectus.

    WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. From time to time, in the ordinary course of business, the Money Fund, Tax-Free Fund or Government Fund may purchase securities on a when-issued or delayed delivery basis, I.E., delivery and payment can take place a month or more after the date of the transaction. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction and thereafter reflect the value, each day, of such securities in determining its net asset value. Each Fund will make commitments for such when-issued transactions only with the intention of actually acquiring the securities and, to facilitate such acquisitions, the Funds' custodian will maintain, in a separate account of each Fund, cash, U.S. Government securities or other liquid unencumbered assets, marked-to-market daily, having a value equal to or greater than the Fund's purchase commitments. On the delivery dates for such transactions, each Fund will meet its obligations from maturities or sales of the securities held in the separate account and/or from then-available cash flow. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. No when-issued commitments will be made if, as a result, more than 15% of a Fund's net assets would be committed. There is a risk that the securities may not be delivered and the Fund may incur a loss.

    REPURCHASE AGREEMENTS. The Government Fund's and Money Fund's repurchase agreements will be collateralized by U.S. Government obligations. Each Fund will enter into repurchase transactions only with parties meeting creditworthiness standards approved by the Fund's Trustees. Each Fund's investment adviser will monitor the creditworthiness of such parties, under the general supervision of the Trustees. In the event of a default or bankruptcy by a seller, realization of the collateral by the Fund may be delayed or limited and the Fund would promptly seek to liquidate the collateral. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase are less than the repurchase price, the Fund will suffer a loss.

    The Government Fund and Money Fund participate in a joint repurchase account with other investment companies managed by Prudential Investments Fund Management LLC (PIFM), pursuant to an order of the Securities and Exchange Commission (the SEC). On a daily basis, any uninvested cash balances of each Fund may be aggregated with those of such investment companies and invested in one or more repurchase agreements. Each Fund participates in the income earned or accrued in the joint account based on the percentage of its investment.

    The Government Fund and the Money Fund may invest in repurchase agreements, without limit, consistent with applicable regulations.

    LENDING OF PORTFOLIO SECURITIES. The Money Fund or Government Fund may each lend its portfolio securities to broker-dealers, banks and other recognized institutional borrowers of securities, provided that the borrower at all times maintains cash or equivalent collateral or secures a letter of credit in favor of the Fund equal in value to at least 100% of the market value of the securities loaned. During the time portfolio securities are on loan, the borrower pays the Money Fund or Government Fund an amount equivalent to any interest paid on such securities, and the Money Fund or Government Fund may invest the cash collateral and earn additional income, or the Fund may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or secured a letter of credit. Loans are subject to termination at the option of the Money Fund or Government Fund or the borrower, respectively. The Money Fund or Government Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. The Money Fund or Government Fund will make loans of portfolio securities only under the direction of the Fund's Trustees and in accordance with guidelines established by the SEC, or otherwise in accordance with any applicable rule or order of the SEC. As a matter of fundamental policy, each of the Money Fund and the Government Fund will not lend more than 10% of the value of its total assets.

    ILLIQUID SECURITIES. The Funds may not hold more than 10% of their net assets in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale and repurchase agreements which have a maturity of longer than seven days, provided that the Tax-Free Fund may not invest in repurchase agreements. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the Securities Act), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

    In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

    Rule 144A of the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The investment adviser anticipates that the market for certain restricted securities such as institutional commercial paper and foreign securities will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. (NASD).

    Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act and commercial paper and municipal lease obligations for which there is a readily available market will not be deemed to be illiquid. The investment adviser will monitor the liquidity of such restricted securities subject to the supervision of the Trustees. In reaching liquidity decisions, the investment adviser will consider, INTER ALIA, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (E.G., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). In addition, in order for commercial paper that is issued in reliance on Section 4(2) of the Securities Act to be considered liquid, (i) it must be rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations (NRSRO), or if only one NRSRO rates the securities, by that NRSRO, or, if unrated, be of comparable quality in the view of the investment adviser; and (ii) it must not be ``traded flat" (I.E., without accrued interest) or in default as to principal or interest. With respect to municipal lease obligations, the investment adviser also considers: (1) the willingness of the municipality to continue, annually or biannually, to appropriate funds for payment of the lease; (2) the general credit quality of the municipality and the essentiality to the municipality of the property covered by the lease; (3) in the case of unrated municipal lease obligations, an analysis of factors similar to that performed by nationally recognized statistical rating organizations in evaluating the credit quality of a municipal lease obligation, including (i) whether the lease can be cancelled;
(ii) if applicable, what assurance there is that the assets represented by the lease can be sold; (iii) the strength of the lessee's general credit (E.G., its debt, administrative, economic and financial characteristics); (iv) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (E.G., the potential for an event of nonappropriation); (v) the legal recourse in the event of failure to appropriate; and (4) any other factors unique to municipal lease obligations as determined by the investment adviser. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

    VARIABLE AND FLOATING RATE SECURITIES. Each of the Funds may purchase floating rate and variable rate securities. Investments in floating or variable rate securities normally provide that the rate of interest is set as a specific percentage of a designated base rate, such as rates on Treasury bonds or bills or the prime rate at a major commercial bank, and that the purchaser can demand payment of the obligation at specified intervals or after a specified notice period (in each case of less than one year) at par plus accrued interest, which amount may be more or less than the amount paid for them. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have an interest rate which changes whenever there is a change in the designated base interest rate. Usually such securities are secured by credit arrangements provided by banks and insurance companies. The quality of the bank, insurance company or other underlying credit of the issuer, as the case may be, must meet the investment quality requirements described under "How the Funds Invest--Money Fund--Investment Objectives and Policies--Other Money Market Instruments" in the Prospectus.

    PURCHASE OF MUNICIPAL BONDS AND NOTES. The Tax-Free Fund will invest in Municipal Bonds and Notes with short-term maturities, as described in the Prospectus under "How the Funds Invest--Tax-Free Fund--Investment Objectives and Policies."

    Municipal Bonds are generally issued to obtain funds for various public purposes, including construction of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. They may also be issued to refund outstanding obligations, to meet general operating expenses or to obtain funds to lend to other public institutions and facilities. Municipal Bonds may also include private-activity bonds issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, sports facilities, pollution control facilities, convention or trade show facilities, industrial, port or parking facilities and facilities for water supply, gas, electricity or waste disposal. Such obligations are included within the term Municipal Bonds if the interest paid thereon qualifies at the time of issuance, in the opinion of the issuer's bond counsel, as exempt from federal income tax. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute Municipal Bonds, although the current federal tax laws place substantial limitations on the size of such issues. These bonds are typically revenue bonds and generally do not carry the pledge of the issuer's credit.

    Municipal Bonds may be general obligation or revenue bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities or from the proceeds of a special excise tax or other specific revenue source but not from the general taxing power.

    Municipal Notes are short-term obligations, generally with a maturity, at the time of issuance, ranging from six months to three years. The principal types of Municipal Notes include tax anticipation notes, bond anticipation notes and revenue anticipation notes. Notes sold in anticipation of collection of taxes, a bond sale, or receipt of other revenues are usually general obligations of the issuing municipality or agency. Municipal Notes also include tax-exempt or municipal commercial paper, which is likely to be issued to meet seasonal working capital needs of a municipality or interim construction financing and to be paid from general revenues of the municipality or refinanced with long-term debt. In most cases, municipal commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

    For purposes of diversification and concentration under the Investment Company Act, the identification of the issuer of Municipal Bonds or Notes depends on the terms and conditions of the obligation. If the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the obligation is backed only by the assets and revenues of the subdivision, such subdivision would be regarded as the sole issuer. Similarly, in the case of an industrial development revenue bond or pollution control revenue bond, if the bond is backed only by the assets and revenues of the nongovernmental user, the nongovernmental user would be regarded as the sole issuer. If in either case the creating government or another entity guarantees an obligation, the guarantee would be regarded as a separate security and treated as an issue of such government or entity.

    The Tax-Free Fund will treat an investment in a municipal security refunded with escrowed U.S. Government securities as U.S. Government securities for purposes of the Investment Company Act's diversification requirements provided:
(i) the escrowed securities are "government securities" as defined in the Investment Company Act, (ii) the escrowed securities are irrevocably pledged only to payment of debt service on the refunded securities, except to the extent there are amounts in excess of funds necessary for such debt service, (iii) principal and interest on the escrowed securities will be sufficient to satisfy all scheduled principal, interest and any premiums on the refunded securities and a verification report prepared by a party acceptable to a nationally recognized statistical rating agency, or counsel to the holders of the refunded securities, so verifies, (iv) the escrow agreement provides that the issuer of the refunded securities grants and assigns to the escrow agent, for the equal and ratable benefit of the holders of the refunded securities, an express first lien on, pledge of and perfected security interest in the escrowed securities and the interest income thereon, (v) the escrow agent had no lien of any type with respect to the escrowed securities for payment of its fees or expenses except to the extent there are excess securities, as described in (ii) above. The Tax-Free Fund will not, however, invest more than 25% of its total assets in securities of governmental units in any one state, territory or possession of the United States other than in industrial development and pollution control obligations. See "Investment Restrictions" below.

    LIQUIDITY PUTS. The Tax-Free Fund may purchase Municipal Bonds or Notes together with the right to resell the Bonds or Notes at an agreed-upon price or yield within a specified period prior to the maturity date of the Bonds or Notes. Similarly, the Government Fund and the Money Fund may purchase securities together with the right to resell the securities at an agreed-upon price or yield within a specified period prior to the maturity date of the security. Such a right to resell is commonly known as a "put," and the aggregate price which the Tax-Free Fund pays for Municipal Bonds or Notes with puts and which the Government Fund and the Money Fund pay for securities with puts may be higher than the price which otherwise would be paid for the Bonds or Notes or securities, as the case may be. Consistent with the investment objectives of each Fund and subject to the supervision of the Trustees, the purpose of this practice is to permit each Fund to be fully invested while preserving the necessary liquidity to meet unusually large redemptions and to purchase at a later date securities other than those subject to the put. Puts may be exercised prior to the expiration date in order to fund obligations to purchase other securities or to meet redemption requests. These obligations may arise during periods in which proceeds from sales of each Fund's shares and from recent sales of portfolio securities are insufficient to meet such obligations or when the funds available are otherwise allocated for investment. In addition, puts may be exercised prior to the expiration date in the event the investment adviser revises its evaluation of the creditworthiness of the issuer of the underlying security. In determining whether to exercise puts prior to their expiration date and in selecting which puts to exercise in such circumstances, the investment adviser considers, among other things, the amount of cash available to each Fund, the expiration dates of the available puts, any future commitments for securities purchases, the yield, quality and maturity dates of the underlying securities, alternative investment opportunities and the desirability of retaining the underlying securities in each Fund's portfolio.

    Each Fund values instruments and Notes which are subject to puts at amortized cost; no value is assigned to the put. The cost of the put is carried as an unrealized loss from the time of purchase until it is exercised or expires.

    Since the value of the put is dependent on the ability of the put writer to meet its obligation to repurchase, each Fund's policy is to enter into put transactions only with such brokers, dealers or financial institutions which present minimal credit risks. There is a credit risk associated with the purchase of puts in that the broker, dealer or financial institution might default on its obligation to repurchase an underlying security. In the event such a default should occur, each Fund is unable to predict whether all or any portion of any loss sustained could subsequently be recovered from the broker, dealer or financial institution.

    The Tax-Free Fund has received an exemptive order from the SEC which permits the Fund to purchase puts from broker-dealers.

                            INVESTMENT RESTRICTIONS

    Each of the Funds has adopted certain investment restrictions which cannot be changed without the approval of the holders of a majority of the outstanding voting securities of the Fund as defined in the Investment Company Act.

MONEY FUND

    The investment restrictions of the Money Fund provide that the Money Fund may not:

     1. Borrow money, except from banks for temporary or emergency purposes, including the meeting of redemption requests, which might otherwise require the untimely disposition of securities, and borrowing in the aggregate may not exceed 20%, and borrowing for purposes other than meeting redemptions may not exceed 5%, of the value of the Money Fund's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made, except that these borrowing restrictions do not apply to reverse repurchase agreements. The Money Fund will not purchase securities while borrowings are outstanding;

     2. Make loans to others, except through the purchase of debt obligations, repurchase agreements and loans of portfolio securities limited to 10% of the value of the Money Fund's total assets;

     3. Purchase or sell real estate or real estate mortgage loans; however, the Money Fund may purchase marketable securities issued by companies which invest in real estate or interests therein;

     4. Purchase securities on margin or sell short;

     5. Pledge, hypothecate, mortgage or otherwise encumber its assets, except in an amount up to 10% of the value of its net assets but only to secure permitted borrowings of money;

     6. Issue senior securities as defined in the Investment Company Act except insofar as the Money Fund may be deemed to have issued a senior security by reason of (a) entering into any repurchase agreement or reverse repurchase agreement; (b) permitted borrowings of money; or (c) purchasing securities on a when-issued or delayed delivery basis;

     7. Purchase or sell commodities or commodity futures contracts, or oil, gas, or mineral exploration or development programs;

     8. Underwrite securities of other issuers;

     9. Purchase the securities of any other investment company, except in connection with a merger, consolidation, reorganization or acquisition of assets;

    10. Purchase securities of any issuer for the purpose of exercising control or management;

    11. Purchase any securities, other than obligations of the U.S. Government, its agencies or instrumentalities, if, as a result, with respect to 75% of the value of the Money Fund's total assets, more than 5% of the value of the Money Fund's total assets would be invested in the securities of a single issuer;

    12. Purchase any securities (other than obligations of the U.S. Government, its agencies and instrumentalities) if as a result 25% or more of the value of the Money Fund's total assets (determined at the time of investment) would be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to money market instruments of domestic banks. For purposes of this exception, domestic banks shall include all banks which are organized under the laws of the United States or a state (as defined in the Investment Company Act), U.S. branches of foreign banks that are subject to the same regulations as U.S. banks and foreign branches of domestic banks (as permitted by SEC regulation); and

    13. Enter into reverse repurchase agreements if, as a result thereof, the Money Fund's obligations with respect to reverse repurchase agreements would exceed one-third of the Money Fund's net assets (defined to be total assets, taken at market value, less liabilities other than reverse repurchase agreements).

    For purposes of investment limitation number 11, the Money Funds' compliance with Investment Company Act Rule 2a-7's diversification requirements is deemed to constitute compliance with the stated diversification restriction, which reflects the requirements of Section 5(b)(1) of the Investment Company Act.

    Whenever any fundamental investment policy or investment restriction states a maximum percentage of the Fund's assets, it is intended that if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total or net asset values will not be considered a violation of such policy. However, in the event that the Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings, as required by applicable law. Loans of portfolio securities and reverse repurchase agreements will not cumulatively exceed one-third of the Fund's net assets.

TAX-FREE FUND

    The investment restrictions of the Tax-Free Fund provide that the Tax-Free Fund may not:

     1. With respect to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of a single issuer (other than obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities or secured by such obligations);

     2. Concentrate more than 25% of its total assets in securities of governmental units located in any one state, territory or possession of the United States. The Tax-Free Fund may invest more than 25% of its total assets in industrial development and pollution control obligations whether or not the users of facilities financed by such obligations are in the same industry;

     3. Make short sales of securities;

     4. Purchase securities on margin, except for such short-term credits as are necessary for the clearance of transactions;

     5. Issue senior securities, except by purchasing securities on a when-issued or delayed delivery basis, or borrow money, except that the Tax-Free Fund may borrow for temporary purposes in amounts not exceeding 5% of the market or other fair value (taken at the lower of cost or current value) of its total assets (not including the amount borrowed). Any such borrowings will be made only from banks. The Tax-Free Fund would maintain, in a segregated account with its custodian, liquid assets equal in value to the amount owed. The Tax-Free Fund will not purchase securities while borrowings are outstanding;

     6. Pledge its assets or assign or otherwise encumber them in excess of 10% of its net assets (taken at market or other fair value at the time of pledging) and then only to secure permitted borrowings of money;

     7. Engage in the underwriting of securities;

     8. Purchase or sell real estate or real estate mortgage loans, although it may purchase Municipal Bonds or Notes secured by interests in real estate;

     9. Make loans of money or securities. The purchase of a portion of an issue of publicly distributed debt securities is not considered the making of a loan;

    10. Invest in securities of other investment companies, except by purchases in the open market involving only customary brokerage commissions and as a result of which not more than 10% of its total assets (determined at the time of investment) would be invested in such securities, or except as part of a merger, consolidation, or acquisition;

    11. Invest for the purpose of exercising control or management of another company;

    12. Write, purchase or sell puts, calls, or combinations thereof, except that it may obtain rights to resell Municipal Bonds and Notes, as set forth under "How the Funds Invest--Tax-Free Fund--Investment Objectives and Policies" in the Prospectus and in this Statement of Additional Information;

    13. Purchase industrial revenue bonds if, as a result of such purchase, more than 5% of total Tax-Free Fund assets would be invested in industrial revenue bonds where payment of principal and interest are the responsibility of companies with less than three years of operating history; and

    14. Purchase or sell commodities or commodity futures contracts, or oil, gas, or mineral exploration or development programs.

    For purposes of investment limitation number 1, the Tax-Free Funds' compliance with Investment Company Act Rule 2a-7's diversification requirements is deemed to constitute compliance with the stated diversification restriction, which reflects the requirements of Section 5(b)(1) of the Investment Company Act.

    The Tax-Free Fund has reserved freedom to invest more than 25% of its total assets in industrial development and pollution control obligations whether or not the users of facilities financed by such obligations are in the same industry. See Investment Restriction No. 2. The Tax-Free Fund, however, will not invest more than 25% of the value of its assets in obligations of private (I.E., non-governmental) issuers in the same industry.

    Whenever any fundamental investment policy or investment restriction states a maximum percentage of the Fund's assets, it is intended that if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total or net asset values will not be considered a violation of such policy. However, in the event that the Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings, as required by applicable law.

GOVERNMENT FUND

    The investment restrictions of the Government Fund provide that the Government Fund may not:

     1. Borrow money, except from banks for temporary or emergency purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities; borrowing in the aggregate may not exceed 20%, and borrowing for purposes other than meeting redemptions may not exceed 5%, of the value of the Government Fund's total assets (including the amount borrowed), less liabilities (not including the amount borrowed) at the time the borrowing is made; the Government Fund will not purchase securities while borrowings are outstanding;

     2. Pledge, hypothecate, mortgage or otherwise encumber its assets, except in an amount up to 10% of the value of its net assets but only to secure permitted borrowings of money;

     3. Make loans to others, except through the purchase of the debt obligations and repurchase agreements and loans of portfolio securities referred to under "How the Funds Invest--Other Investments and Policies Applicable to the Funds--Securities Lending." Loans of portfolio securities will be limited to 10% of the value of the Government Fund's total assets and will be made according to guidelines established by the Trustees, including maintenance of collateral of the borrower equal at all times to the current market value of the securities loaned;

     4. Purchase or sell real estate or real estate mortgage loans;

     5. Purchase securities on margin or sell short;

     6. Purchase or sell commodities or commodity futures contracts, or oil, gas, or mineral exploration or development programs;

     7. Underwrite securities of other issuers;

     8. Purchase the securities of any other investment company, except in connection with a merger, consolidation, reorganization or acquisition of assets; and

     9. Issue senior securities as defined in the Investment Company Act except insofar as the Government Fund may be deemed to have issued a senior security by reason of: (a) entering into any repurchase agreement; (b) permitted borrowings of money; or (c) purchasing securities on a when-issued or delayed delivery basis.

    Whenever any fundamental investment policy or investment restriction states a maximum percentage of the Fund's assets, it is intended that if the percentage limitation is met at the time investment is made, a later change in percentage resulting from changing total or net asset values will not be considered a violation of such policy. However, in the event that the Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings, as required by applicable law. Loans of portfolio securities will not cumulatively exceed one-third of the Fund's net assets.

                             TRUSTEES AND OFFICERS

                                  POSITION                   PRINCIPAL OCCUPATIONS
NAME, ADDRESS AND AGE (1)        WITH FUNDS                  DURING PAST FIVE YEARS
------------------------------  -------------  --------------------------------------------------
Edward D. Beach (73)            Trustee        President and Director of BMC Fund, Inc., a
                                               closed-end investment company; previously Vice
                                               Chairman of Broyhill Furniture Industries, Inc.;
                                               Certified Public Accountant; Secretary and
                                               Treasurer of Broyhill Family Foundation, Inc.;
                                               Member of the Board of Trustees of Mars Hill
                                               College; and Director of The High Yield Income
                                               Fund, Inc.
Stephen C. Eyre (75)            Trustee        Executive Director (May 1985 through December
                                               1997) of The John A. Hartford Foundation, Inc.
                                               (charitable foundation); and Trustee Emeritus of
                                               Pace University.
Delayne Dedrick Gold (59)       Trustee        Marketing and Management Consultant; Director of
                                               The High Yield Income Fund, Inc.
*Robert F. Gunia (51)           Trustee        Vice President of Prudential Investments (since
                                               September 1997); Executive Vice President and
                                               Treasurer (since December 1996) of Prudential
                                               Investments Fund Management LLC (PIFM); Senior
                                               Vice President (since March 1987) of Prudential
                                               Securities Incorporated (Prudential Securities);
                                               formerly Chief Administrative Officer (July
                                               1990-September 1996), Director (January
                                               1989-September 1996) and Executive Vice President,
                                               Treasurer and Chief Financial Officer (June
                                               1987-September 1996) of Prudential Mutual Fund
                                               Management, Inc. (PMF); Vice President and
                                               Director (since May 1989) of The Asia Pacific
                                               Fund, Inc.; Director of The High Yield Income
                                               Fund, Inc.
Don G. Hoff (62)                Trustee        Chairman and Chief Executive Officer (since 1980)
                                               of Intertec, Inc. (investments); Chairman and
                                               Chief Executive Officer of The Lamaur Corporation;
                                               Director of Innovative Capital Management, Inc.
                                               and The Greater China Fund, Inc.; and Chairman and
                                               Director of The Asia Pacific Fund, Inc.

                                  POSITION                   PRINCIPAL OCCUPATIONS
NAME, ADDRESS AND AGE (1)        WITH FUNDS                  DURING PAST FIVE YEARS
------------------------------  -------------  --------------------------------------------------
Robert E. LaBlanc (63)          Trustee        President (since 1981) of Robert E. LaBlanc
                                               Associates, Inc. (telecommunications); formerly
                                               General Partner at Salomon Brothers and
                                               Vice-Chairman of Continental Telecom; Director of
                                               Storage Technology Corporation, Titan Corporation,
                                               Salient 3 Communications, Inc. and Tribune
                                               Company; and Trustee of Manhattan College.
*Mendel A. Melzer, CFA (37)     Trustee        Chief Investment Officer (since October 1996) of
751 Broad Street                               Prudential Mutual Funds; formerly Chief Financial
Newark, NJ 07102                               Officer (November 1995-September 1996) of
                                               Prudential Investments, Senior Vice President and
                                               Chief Financial Officer of Prudential Preferred
                                               Financial Services, (April 1993-November 1995)
                                               Managing Director of Prudential Investment
                                               Advisors (April 1991-April 1993) and Senior Vice
                                               President of Prudential Capital Corporation (July
                                               1989-April 1991); Chairman and Director of
                                               Prudential Series Fund, Inc.; and Director of The
                                               High Yield Income Fund, Inc.
*Richard A. Redeker (55)        President and  Employee of Prudential Investments; formerly
751 Broad Street                Trustee        President, Chief Executive Officer and Director
Newark, NJ 07102                               (October 1993-September 1996) of PMF; Executive
                                               Vice President, Director and Member of the
                                               Operating Committee (October 1993-September 1996)
                                               of Prudential Securities; Director (October
                                               1993-September 1996) of Prudential Securities
                                               Group, Inc. (PSG); Executive Vice President of the
                                               Prudential Investment Corporation (July
                                               1994-September 1996), Director (January
                                               1994-September 1996) of Prudential Mutual Fund
                                               Distributors, Inc. and Prudential Mutual Fund
                                               Services, Inc.; and Senior Executive Vice
                                               President and Director of Kemper Financial
                                               Services, Inc. (September 1978-September 1993);
                                               and Director and President of The High Yield
                                               Income Fund, Inc.
Robin B. Smith (58)             Trustee        Chairman and Chief Executive Officer (since August
                                               1996) of Publishers Clearing House; formerly
                                               President and Chief Executive Officer (January
                                               1988-August 1996) and President and Chief
                                               Operating Officer (September 1981-December 1988)
                                               of Publishers Clearing House; Director of
                                               BellSouth Corporation, Texaco Inc., Springs
                                               Industries Inc. and Kmart Corporation.
Langdon R. Stevenson (63)       Trustee        Independent Contractor to the American Birding
                                               Association Director, Point Reyes Bird
                                               Observatory; former Treasurer and Development
                                               Director of American Birding Association Inc.;
                                               faculty member (economics and history) Hackley
                                               School, Tarrytown, New York; formerly Senior Vice
                                               President (1985-1989) and Director (1978-1986) of
                                               Prudential Securities; President of P-B Trade
                                               Finance Ltd. (1985-1987).

                                  POSITION                   PRINCIPAL OCCUPATIONS
NAME, ADDRESS AND AGE (1)        WITH FUNDS                  DURING PAST FIVE YEARS
------------------------------  -------------  --------------------------------------------------
Stephen Stoneburn (54)          Trustee        President and Chief Executive Officer (since June
                                               1996) of Quadrant Media Corp. (a publishing
                                               Company); formerly President (June 1995-June 1996)
                                               of Argus Integrated Media, Inc.; Senior Vice
                                               President and Managing Director (January
                                               1993-1995), Cowles Business Media, Senior Vice
                                               President (January 1991-1992) and Publishing Vice
                                               President (May 1989-December 1990) of Gralla
                                               Publications, (a division of United Newspapers,
                                               U.K.) and Senior Vice President of Fairchild
                                               Publications, Inc.
Nancy H. Teeters (66)           Trustee        Economist; Director of Inland Steel Industries;
                                               formerly, Vice President and Chief Economist of
                                               International Business Machines; Member of the
                                               Board of Governors of the Federal Reserve System
                                               (1984-1990), Assistant Director of the Committee
                                               on the Budget of the US House of Representatives;
                                               Senior Fellow at the Library of Congress; Senior
                                               Fellow at the Brookings Institution; staff at
                                               Office of Management and Budget, Council of
                                               Economics Advisors and the Federal Reserve Board.
S. Jane Rose (52)               Secretary      Senior Vice President (since December 1996) of
                                               PIFM; Senior Vice President and Senior Counsel
                                               (since July 1992) of Prudential Securities;
                                               formerly Senior Vice President (January
                                               1991-September 1996) and Senior Counsel (June
                                               1987-December 1990) of PMF.
Robert C. Rosselot (38)         Assistant      Assistant General Counsel (since September 1997)
                                Secretary      of PIFM; formerly, partner with the firm of Howard
                                               & Howard, Bloomfield Hills, Michigan (December
                                               1995-September 1997) and Corporate Counsel,
                                               Federated Investors (1990-1995).
Grace C. Torres (38)            Treasurer and  First Vice President (since December 1996) of
                                Principal      PIFM; First Vice President (since March 1994) of
                                Financial and  Prudential Securities; formerly First Vice
                                Accounting     President (March 1994-September 1996) of
                                Officer        Prudential Mutual Fund Management Inc. and Vice
                                               President (July 1989-March 1994) of Bankers Trust.
Stephen M. Ungerman (44)        Assistant      Vice President and Tax Director (since March 1996)
                                Treasurer      of Prudential Investments; formerly First Vice
                                               President of Prudential Mutual Fund Management,
                                               Inc. (February 1993-September 1996).

------------
(1) Unless otherwise noted, the address for each of the above persons is c/o Prudential Investments Fund Management LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

* "Interested" Director of the Fund, as defined in the Investment Company Act of 1940 (the Investment Company Act) by reason of his affiliation with Prudential, Prudential Securities or PIFM.

    Trustees and officers of each Fund are also trustees, directors and officers of some or all of the other investment companies distributed by Prudential Securities or Prudential Investment Management Services LLC.

    The officers conduct and supervise the daily business operations of each Fund, while the Trustees, in addition to their functions set forth under "Manager" and "Distributor," review such actions and decide on general policy.

    Each Fund pays each Trustee who is not an affiliated person of the Manager annual compensation as follows: COMMAND Government Fund, $2,500, COMMAND Money Fund, $5,500 and COMMAND Tax-Free Fund, $3,000, in addition to certain out-of-pocket expenses.

    The Trustees have adopted a retirement policy which calls for the retirement of Trustees on December 31 of the year in which they reach the age of 72, except that retirement is being phased in for Trustees who were age 68 or older as of December 31, 1993. Under this phase-in provision, Messrs. Beach and Eyre are scheduled to retire on December 31, 1999 and 1998, respectively.

    Pursuant to the terms of the Management Agreement with the Fund, the Manager pays all compensation of officers and employees of the Fund as well as the fees and expenses of all Trustees of the Fund who are affiliated persons of the Manager. The amount of annual compensation paid to each Trustee may change as a result of the introduction of additional funds on the boards of which the Trustee will be asked to serve.

    Trustees may receive their Trustees' fees pursuant to a deferred fee agreement with the Fund. Under the terms of each agreement, each Fund accrues daily the amount of each Trustees' fee which accrue interest at a rate equivalent to the prevailing rate applicable to 90-day U.S. Treasury Bills at the beginning of each calendar quarter or at the daily rate of each Fund (the Fund rate). Payment of the interest so accrued is also deferred and accruals become payable at the option of each Trustee. Each Fund's obligation to make payments of deferred Trustees' fees, together with interest thereon, is a general obligation of each Fund.

    The following table sets forth the aggregate compensation paid by the Funds for the fiscal year ended June 30, 1998 to the Trustees who are not affiliated with the Manager and the aggregate compensation paid to such Trustees for service on the Funds' Boards and that of all other investment companies managed by PIFM (Fund Complex) for the calendar year ended December 31, 1997.

                                               COMPENSATION TABLE
----------------------------------------------------------------------------------------------------------------
                                                             PENSION OR
                                                             RETIREMENT      ESTIMATED
                                                              BENEFITS       ANNUAL AND     TOTAL COMPENSATION
                                              AGGREGATE      ACCRUED AS    FUND BENEFITS    FROM FUNDS AND FUND
                                             COMPENSATION   PART OF FUND        UPON          COMPLEX PAID TO
NAME AND POSITION                            FROM FUNDS@      EXPENSES       RETIREMENT        TRUSTEES (2)
-------------------------------------------  ------------  --------------  --------------  ---------------------
Edward D. Beach, Trustee...................   $   11,000         None            N/A        $    135,000 (38/63)*
Stephen C. Eyre, Trustee...................   $   11,000         None            N/A        $     45,000 (12/13)*
Delayne Dedrick Gold, Trustee..............   $   11,000         None            N/A        $    135,000 (38/63)*
Robert F. Gunia(1), Trustee................           --         None            N/A                         --
Don G. Hoff, Trustee.......................   $   11,000         None            N/A        $     45,000 (12/13)*
Robert E. LaBlanc, Trustee.................   $   11,000         None            N/A        $     45,000 (12/13)*
Mendel A. Melzer(1), Trustee...............           --         None            N/A                         --
Richard A. Redeker(1), Trustee.............           --         None            N/A                         --
Robin B. Smith, Trustee....................   $   11,000         None            N/A        $     90,000 (27/34)*
Langdon R. Stevenson, Trustee..............   $   11,000         None            N/A        $      11,000  (3/3)*
Stephen Stoneburn, Trustee.................   $   11,000         None            N/A        $     45,000 (12/13)*
Nancy H. Teeters, Trustee..................   $   11,000         None            N/A        $     90,000 (23/42)*

------------

@ Effective January 1997, the annual compensation paid to each Trustee was reduced to $2,500, $5,500 and $3,000, for the Command Government Fund, Command Money Fund and Command Tax-Free Fund, respectively in addition to certain out-of-pocket expenses.

* Indicates number of funds/portfolios in Fund Complex (including the Fund) to which aggregate compensation relates.

(1) Robert F. Gunia, Mendel A. Melzer and Richard A. Redeker, who are interested Directors, do not receive compensation from the Fund or any fund in the Fund Complex.

(2) Total compensation from all the funds in the Fund Complex for the calendar year ended December 31, 1997, including amounts deferred at the election of Trustees under the funds' deferred compensation plans. Including accrued interest total deferred compensation amounted to $139,081 for Trustee Robin
    B. Smith. Currently, Ms. Smith has agreed to defer some of her fees at the T-Bill rate and other fees at the Fund rate.

    As of August 7, 1998, the Trustees and officers of each Fund, as a group, owned less than 1% of the outstanding shares of each Fund and there were no beneficial owners of greater than 5% of the outstanding shares of any Fund.

    As of August 7, 1998, Prudential Securities was record holder of 709,926,450 shares (or 100%), 9,944,066,789 shares (or 100%) and 1,447,422,008 shares (or
100%) of the outstanding shares of the COMMAND Government Fund, COMMAND Money Fund and COMMAND Tax-Free Fund, respectively. In the event of any meetings of shareholders, Prudential Securities will forward, or cause the forwarding of, proxy materials to the beneficial owners for which it is the record holder.

                                    MANAGER

    The manager of each of the Funds is Prudential Investments Fund Management LLC (PIFM or the Manager) Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. PIFM serves as manager of all of the other investment companies that, together with the Funds, comprise the Prudential Mutual Funds. See "How the Funds Are Managed--Manager" in the Prospectus. As of July 31, 1998, PIFM managed and/or administered open-end and closed-end management investment companies with assets of approximately $66 billion. According to the Investment Company Institute, as of December 31, 1997, the Prudential Mutual Funds were the th largest family of mutual funds in the United States.

    PIFM is a subsidiary of Prudential Securities. Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent), a wholly-owned subsidiary of PIFM, serves as the transfer agent for the Prudential Mutual Funds and, in addition, provides customer service, record keeping and management and administration services to qualified plans.

    Pursuant to a management agreement with each Fund, PIFM, subject to the supervision of the Trustees and in conformity with each Fund's stated policies, is responsible for managing the investment operations of the Funds and the composition of the Funds' portfolios, including the purchase, retention and disposition of securities. PIFM is obligated to keep certain books and records in connection therewith. PIFM also administers the Funds' business affairs and, in connection therewith, furnishes the Funds with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by State Street Bank and Trust Company, the Funds' custodian, and PMFS, the Funds' transfer and dividend disbursing agent. The management services of PIFM to the Funds are not exclusive under the terms of the Management Agreements and PIFM is free to, and does, render management services to others.

    The Funds pay PIFM for the services performed and the facilities furnished by PIFM fees computed daily and payable monthly as follows: Money Fund pays fees at an annual rate of .50 of 1% of average daily net assets up to and including $500 million, .425 of 1% of the next $500 million and .375 of 1% of the next $500 million; and .35 of 1% of the Fund's average daily net assets in excess of $1.5 billion. The Government Fund pays a fee at an annual rate of .40 of 1% of the

Fund's average daily net assets up to and including $1 billion and .375 of 1% of the Fund's average daily net assets in excess of $1 billion. The Tax-Free Fund pays a fee at an annual rate of .50 of 1% of the Fund's average daily net assets up to $500 million, .425 of 1% of the Fund's average daily net assets of the next $500 million and .375 of 1% of the Fund's average daily net assets in excess of $1 billion. In the event the expenses of the Funds (including the fees of the Manager but excluding interest, taxes, brokerage commissions, distribution fees, litigation and indemnification expenses and other extraordinary expenses) for any fiscal year exceed the lowest applicable annual expense limitation established and enforced pursuant to the statutes or regulations of any jurisdictions in which shares of the Funds are then qualified for offer and sale, the Manager will reduce its fee by the amount of such excess, or, if such reduction exceeds the compensation payable to the Manager, the Manager will pay to the Fund the amount of such reduction which exceeds the amount of such compensation. Any such reductions or payments will be made monthly and are subject to readjustment during the year. No jurisdiction currently limits the Funds' expenses.

    In connection with the services it renders, PIFM bears the following expenses:

    (a) the salaries and expenses of all personnel of the Funds and the Manager, except the fees and expenses of Trustees who are not affiliated persons of PIFM or the Funds' investment adviser;

    (b) all expenses incurred by PIFM or by the Funds in connection with managing the ordinary course of the Funds' business, other than those assumed by the Funds, as described below; and

    (c) the costs and expenses payable to The Prudential Investment Corporation
(PIC), doing business as Prudential Investments (PI, the Subadvisor or the investment advisor), pursuant to each Subadvisory Agreement between PIFM and PI (the Subadvisory Agreement).

    Under the terms of the Management Agreements, each Fund is responsible for the payment of the following expenses, including (a) the fee payable to the Manager, (b) the fees and expenses of Trustees who are not affiliated with PMF or PI, (c) the fees and certain expenses of each Fund's Custodian and Transfer and Dividend Disbursing Agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of each Fund and of pricing each Fund's shares, (d) the fees and expenses of the Fund's legal counsel and independent accountants, (e) brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions, (f) all taxes and corporate fees payable by the Fund to governmental agencies, (g) the fees of any trade association of which the Fund is a member, (h) the cost of share certificates representing shares of the Fund,
(i) the cost of fidelity, directors and officers and errors and omissions insurance, (j) the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the Commission, registering the Fund and qualifying its shares under state securities laws, including the preparation and printing of the Fund's registration statements and prospectuses for such purposes, (k) allocable communications expenses with respect to investor services and all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing reports to shareholders, (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business and (m) distribution fees.

    The Management Agreements provide that PIFM will not be liable to the Funds for any error of judgment by the Manager or for any loss sustained by the Funds except in the case of a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages will be limited as provided in the Investment Company Act) or of wilful misfeasance, bad faith, gross negligence or reckless disregard of duty on the part of the Manager. Each Management Agreement also provides that it will terminate automatically if assigned and that it may be terminated without penalty by either party upon no more than 60, nor less than 30, days' written notice. The Management Agreements will continue in effect from year to year so long as such continuance is specifically approved at least annually in conformity with the Investment Company Act. The Management Agreements were last approved by the Trustees, including all of the

Trustees who are not interested persons as defined in the Investment Company Act, on May 13, 1998 and by a majority of the outstanding shares of the Government Fund and Tax-Free Fund on August 18, 1988 and by a majority of the outstanding shares of the Money Fund on October 18, 1988.

    For the fiscal years ended June 30, 1998, 1997, and 1996, the Money Fund paid PIFM management fees of $29,026,767, $22,524,838, and $18,388,779, respectively. For the fiscal years ended June 30, 1998, 1997, and 1996, the Tax-Free Fund paid PIFM management fees of $5,671,955, $5,304,067, and $5,128,465, respectively. For the fiscal years ended June 30, 1998, 1997, and 1996, the Government Fund paid PIFM management fees of $2,250,774, $2,138,318, and $1,908,673, respectively.

    For each of the Funds, PIFM has entered into a subadvisory agreement with PI. The Subadvisory Agreements provide that PI will furnish investment advisory services in connection with the management of each of the Funds. In connection therewith, PI is obligated to keep certain books and records for each of the Funds. PIFM continues to have responsibility for all investment advisory services pursuant to the Management Agreements and supervises PI's performance of those services. PI is reimbursed by PIFM for the reasonable costs and expenses incurred by PI in furnishing those services. Investment advisory services are provided to each Fund by a unit of the subadviser, known as Prudential Mutual Fund Investment Management.

    The Subadvisory Agreements were last approved by the Trustees, including a majority of the Trustees who are not interested persons as defined in the Investment Company Act, on May 13, 1998; the shareholders of the Government Fund and Tax-Free Fund approved their respective Subadvisory Agreements on August 18, 1988 and the shareholders of the Money Fund approved their Subadvisory Agreement on October 18, 1988.

    Each Subadvisory Agreement provides that it will terminate in the event of its assignment or upon the termination of the respective Management Agreement. Each Subadvisory Agreement may be terminated by the Fund, PIFM or PI upon not less than 30 days', or more than 60 days', written notice. Each Subadvisory Agreement provides that it will continue in effect for a period of more than two years from its execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the Investment Company Act.

                                  DISTRIBUTOR

    Prudential Investment Management Services LLC (the Distributor), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, acts as the distributor of the shares of the Funds. Prior to July 1, 1998, Prudential Securities (also referred to as the Distributor) was the distributor of the shares of the Funds.

PLANS OF DISTRIBUTION

    Pursuant to Rule 12b-1, a Distribution and Service Plan for each of the Funds (collectively, the Plans) was last approved by the vote of a majority of the Trustees, including a majority of the Trustees who are not interested persons of each Fund and who have no direct or indirect financial interest in the operation of the Plans or in any agreements related to the Plans (the Rule 12b-1 Trustees) at a meeting called for the purpose of voting on such Plans, on May 13, 1998. Under each Fund's Distribution and Service Plan and Distribution Agreement, each Fund pays the Distributor a distribution fee of up to 0.125% of the average daily net assets of each Fund, computed daily and payable monthly, to reimburse the Distributor for its distribution-related expenses.

    For the fiscal year ended June 30, 1998, the Distributor incurred distribution expenses of $9,920,274 for the Money Fund, $703,367 for the Government Fund and $1,598,985 for the Tax-Free Fund, all of which was recovered through the distribution fees paid by the Funds. It is estimated that of the distribution fees received by the Distributor from each Fund for the fiscal year ended June 30, 1998, commission credits to Prudential Securities branch offices for payments of commissions to account executives amounted to approximately 80% ($7,936,219) for the Money Fund; 80% ($562,694)
for the Government Fund; and 80% ($1,279,188) for the Tax-Free Fund; and overhead and other branch office distribution-related expenses amounted to approximately 20% ($1,984,055) for the Money Fund; approximately 20% ($140,673) for the Government Fund; and approximately 20% ($319,797) for the Tax-Free Fund.

    The term "overhead and other branch office distribution-related expenses" represents (a) the expenses of operating Prudential Securities branch offices in connection with the sale of the Fund's shares including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies,
(b) the costs of client sales seminars, (c) travel expenses of mutual fund sales coordinators to promote the sale of the Fund's shares and (d) other incidental expenses relating to branch promotion of the Fund's sales.

    Pursuant to the Plans, the Trustees are provided at least quarterly with written reports of the amounts expended under the Plans and the purposes for which such expenditures were made. The Trustees review such reports on a quarterly basis.

    The Plans provide that they will continue in effect from year to year, provided each such continuance is approved annually by a vote of the Trustees of each of the Funds in the manner described above. The Plans may not be amended to increase materially the amount to be spent for the services described therein without approval of the shareholders of the respective Funds, and all material amendments of the Plans must also be approved by the Trustees in the manner described above. The Plans may be terminated at any time, without payment of any penalty, by vote of a majority of the Rule 12b-1 Trustees, or by a vote of a majority of the outstanding voting securities of the Funds (as defined in the Investment Company Act) on not more than 30 days' written notice to any other party to the Plans. The Plans will automatically terminate in the event of an assignment (as defined in the Investment Company Act). So long as the Plans are in effect, the selection and nomination of Trustees who are not interested persons of the Funds shall be committed to the discretion of the Trustees who are not interested persons. The Trustees have determined that, in their judgment, there is a reasonable likelihood that the Plans will benefit the Funds and their shareholders. In the Trustees' quarterly review of the Plans, they consider the continued appropriateness of such Plans and the level of compensation provided therein. Each Distribution Agreement provides that it will terminate automatically if assigned and that it may be terminated without penalty by either party upon no more than 60 days', nor less than 30 days', written notice.

    In the respective Distribution Agreements, the Funds have agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under the Securities Act.

                              CALCULATION OF YIELD

    Each Fund will prepare a current quotation of yield from time to time. The yield quoted will be the simple annualized yield for an identified seven calendar day period. The yield calculation will be based on a hypothetical account having a balance of exactly one share at the beginning of the seven-day period. The base period return will be the change in the value of the hypothetical account during the seven-day period, including dividends declared on any shares purchased with dividends on the share but excluding any capital changes. Yield for the Funds will vary based on a number of factors including changes in market conditions, the level of interest rates and the level of Fund income and expenses. Each Fund may also prepare an effective annual yield computed by compounding the unannualized seven-day period return as follows: by adding 1 to the unannualized seven-day period return, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result.

    Effective yield = [(base period return + 1)365/7]-1

    The Tax-Free Fund may also calculate the tax equivalent yield over a 7-day period. The tax equivalent yield will be determined by first computing the current yield as discussed above. The Fund will then determine what portion of the yield is attributable to securities, the income of which is exempt for federal income tax purposes. This portion of the yield will then be divided by one minus 39.6% (the assumed maximum tax rate for individual taxpayers not subject to Alternative Minimum Tax) and then added to the portion of the yield that is attributable to taxable securities. The Fund's 7-day tax equivalent yield as of June 30, 1998 was 5.23%.

    Comparative performance information may be used from time to time in advertising or marketing the Fund's shares, including data from Lipper Analytical Services, Inc., Morningstar Publications, Inc., IBC/Financial Data, Inc., The Bank Rate Monitor and other industry publications, and business periodicals market indices.

    Each Fund's yield fluctuates, and an annualized yield quotation is not a representation by a Fund as to what an investment in the Fund will actually yield for any given period.

ISSUANCE OF FUND SHARES FOR SECURITIES

    Transactions involving the issuance of shares of a Fund for securities (rather than cash) will be limited to: (i) reorganizations, (ii) statutory mergers, or (iii) other acquisitions of portfolio securities that: (a) meet the investment objective and policies of the Fund, (b) are liquid and not subject to restrictions on resale, (c) have a value that is readily ascertainable via listing on or trading in a recognized United States or international exchange or market, and (d) is approved by the Fund's investment adviser.

                             PORTFOLIO TRANSACTIONS

    The Manager is responsible for decisions to buy and sell securities for the Funds and for arranging the execution of portfolio transactions. For purposes of this section, the term "Manager" includes the "Subadviser." The Manager purchases portfolio securities for each Fund from dealers, underwriters and issuers. Any sales of portfolio securities made prior to maturity are made to dealers and issuers. The Funds do not normally incur any brokerage commission expense on such transactions. The instruments purchased by the Funds are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. When securities are purchased or sold directly from or to an issuer, no commissions or discounts are paid. The Funds will not deal with Prudential Securities in any transaction in which Prudential Securities acts as principal. There were no brokerage commissions paid by the Funds during the fiscal years ended June 30, 1998, 1997 and 1996.

    The policy of the Funds regarding purchases and sales of securities for their respective portfolios is that primary consideration will be given to obtaining the most favorable price and efficient execution of transactions. This means that the Manager will seek to execute each transaction at a price and commission, if any, which provide the most favorable total cost or proceeds reasonably attainable under the circumstances. While the Manager generally seeks reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available. Within the framework of the policy of obtaining best price and execution, the Manager may consider research and investment services provided by brokers or dealers who effect or are parties to portfolio transactions of the Funds, the Manager or the Manager's other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries.

    Such services are used by the Manager in connection with all of its investment activities, and some of such services obtained in connection with the execution of transactions for the Funds may be used in managing other investment accounts. Conversely, brokers furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets are larger than the Funds, and the services furnished by such brokers may be used by the Manager in providing investment management for the Funds. While such services are useful and important in supplementing its own research and facilities, the Manager believes that the value of such services is not determinable and does not significantly reduce expenses. The Funds do not reduce the fees they pay to the Manager by any amount that may be attributable to the value of such services.

                       TAXES, DIVIDENDS AND DISTRIBUTIONS

    Each Fund has elected to qualify and intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code).

    Qualification as a regulated investment company under the Code requires, among other things, that a Fund (a) derive at least 90% of its annual gross income (without offset for losses from the sale or other disposition of securities or foreign currencies) from interest, payments with respect to securities loans, dividends and gains from the sale or other disposition of securities of foreign currencies and certain financial futures, options and forward contracts; (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the value of the Fund's assets is represented by cash, U.S. Government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the market value of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities); and (c) distribute to its shareholders at least 90% of its net investment income (including net tax-exempt interest income) and net short-term gains (i.e. the excess of net short-term capital gains over net long-term capital losses) in each year.

    The Internal Revenue Code imposes a 4% nondeductible excise tax to the extent the Funds do not meet certain minimum distribution requirements by the end of each calendar year. The Funds intend to make timely distributions in order to avoid this excise tax. For this purpose, dividends declared in October, November and December payable to shareholders of record on a specified date in October, November and December and paid in the following January will be treated as having been received by shareholders on December 31 of the calendar year in which declared. Under this rule, therefore, a shareholder may be taxed in the prior year on dividends or distributions actually received in January of the following year.

             CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT AND
                            INDEPENDENT ACCOUNTANTS

    State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for each Fund's portfolio securities and cash, and in that capacity maintains certain financial and accounting books and records pursuant to an agreement with each Fund.

    Prudential Mutual Fund Services LLC (PMFS), Raritan Plaza One, Edison, New Jersey 08837, serves as Transfer and Dividend Disbursing Agent and in those capacities maintains certain books and records for each Fund. PMFS is a wholly-owned subsidiary of PIFM. PMFS provides customary transfer agency services to each Fund, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, payment of dividends and distributions and related functions. For these services, PMFS receives an annual fee per shareholder account, a new account set-up fee for each manually established account and a monthly inactive zero balance account fee per shareholder account. PMFS is also reimbursed for its out-of-pocket expenses, including but not limited to postage, stationery, printing, allocable communications expenses, and other costs. For the fiscal year ended June 30, 1998, fees of approximately $2,800,400, $93,700 and $184,500 were incurred by COMMAND Money Fund, COMMAND Government Fund and COMMAND Tax-Free Fund, respectively, for such services.

    PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York, serves as each of the Fund's independent accountants, and in that capacity have audited each Fund's financial statements for the fiscal year ended June 30, 1998.

                         SHAREHOLDER INVESTMENT ACCOUNT

TAX-DEFERRED RETIREMENT ACCOUNTS

    INDIVIDUAL RETIREMENT ACCOUNTS. An individual retirement account (IRA) permits the deferral of federal income tax on income earned in the account until the earnings are withdrawn (or, in the case of a Roth IRA, the avoidance of federal income tax on such income). The following chart represents a comparison of the earnings in a personal savings account with those in an IRA, assuming a $2,000 annual contribution, an 8% rate of return and a 39.6% federal income tax bracket and shows how much more retirement income can accumulate within an IRA as opposed to a taxable individual savings account. The Tax-Free Fund may not be a suitable investment for an IRA.

                          TAX-DEFERRED COMPOUNDING(1)

CONTRIBUTIONS        PERSONAL
MADE OVER:           SAVINGS             IRA
-----------  -----------------------  ----------
  10 years         $    26,165        $   31,291
  15 years              44,675            58,649
  20 years              68,109            98,846
  25 years              97,780           157,909
  30 years             135,346           244,692

------------
    (1)The chart is for illustrative purposes only and does not represent the performance of any Fund or any specific investment. It shows taxable versus tax-deferred compounding for the periods and on the terms indicated. Earnings in a traditional IRA account will be subject to tax when withdrawn from the account. Distributions from a Roth IRA which meet the conditions required under the Internal Revenue Code will not be subject to tax upon withdrawal from the account.

COMMANDSM, COMMAND PLUSSM AND BUSINESSEDGESM ACCOUNT PROGRAMS

    Shares of the Funds are offered exclusively to participants in the COMMAND and COMMAND Plus Account programs (collectively, the COMMAND program) and the Prudential BusinessEdge Program (the BusinessEdge Program).

    The COMMAND program is an integrated financial services program of Prudential Securities that offers Prudential Securities' clients the use of their assets by linking together several components: (i) a securities account,
(ii) an automatic investment sweep into one or more mutual funds (including the Funds) or a Federal Deposit Insurance Corporation insured savings account and
(iii) a COMMAND Visa-Registered Trademark- Gold Debit Card. Other COMMAND program features include, among others, direct deposit and bill pay services and a dividend reinvestment program with respect to common stocks traded on the New York and American Stock Exchanges and with respect to NASDAQ stocks in which Prudential Securities makes a principal market.

    The COMMAND program offers various other products or services. From time to time, the COMMAND program annual fee and/or the fee associated with a particular product or service may be waived or reduced. Currently, Prudential Securities may waive or reduce fees for clients who participate in the COMMAND program for the following products or services: the Valued Investor Program-C- (VIP), Transfer on Death Account (TOD), Dividend Reinvestment Program, Prudential Securities OnlineSM and Flexible Reserve Program. Products and services offered through the COMMAND program, and the associated fees, and waivers or reductions thereto, are subject to change. For information regarding products and services available through the COMMAND program, please contact your Prudential Securities Financial Adviser.

    The BusinessEdge program offers a comprehensive money management system to businesses, designed to optimize cash flow and invest idle cash. Products and services offered through the BusinessEdge program, and the associated fees, and waivers or reductions thereto, are subject to change. For information regarding the BusinessEdge program, please contact your Prudential Securities Financial Adviser or your Pruco Securities Preferred Agent.

    From time to time, the Distributor, Prudential Securities or Pruco Securities may advertise the COMMAND program or BusinessEdge program and their component features and other products and services available through the COMMAND program or BusinessEdge program. Such advertisements may include information about the performance of market indices, whether or not related to the Funds performance (E.G. the S&P 500), and other performance data.

                       DESCRIPTION OF SECURITIES RATINGS

CORPORATE AND TAX-EXEMPT BOND RATINGS

    The four highest ratings of Moody's Investors Service (Moody's) for tax-exempt and corporate bonds are Aaa, Aa, A and Baa. Bonds rated Aaa are judged to be of the "best quality." The rating of Aa is assigned to bonds which are of "high quality by all standards," but as to which margins of protection or other elements make long-term risks appear somewhat larger than Aaa rated bonds. The Aaa and Aa rated bonds comprise what are generally known as "high grade bonds." Bonds which are rated A by Moody's possess many favorable investment attributes and are to be considered as "upper medium grade obligations." Factors giving security to principal and interest of A rated bonds are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. Bonds rated Baa are considered as "medium grade" obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Moody's applies numerical modifiers "1", "2" and "3" in each generic rating classification from Aa through B in its corporate bond rating system. The modifier "1" indicates that the company ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the company ranks in the lower end of its generic rating category. The foregoing ratings for tax-exempt bonds are sometimes presented in parentheses with a "con" indicating the bonds are rated conditionally. Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed or (d) payments to which some other limiting condition attaches. Such parenthetical rating denotes the probable credit stature upon completion of construction or elimination of the basis of the condition.

    The four highest ratings of Standard & Poor's Ratings Group (Standard & Poor's) for corporate or municipal debt are AAA, AA, A and BBB. Debt rated AAA bear the highest rating assigned by Standard & Poor's to a debt obligation and indicate an extremely strong capacity to pay principal and interest. Debt rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degrees. Debt rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions. The BBB rating, which is the lowest "investment grade" security rating by Standard & Poor's, indicates an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for debt in this category than for debt in the A category. The foregoing ratings are sometimes followed by a "p" indicating that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion.

TAX-EXEMPT NOTE RATINGS

    The ratings of Moody's for short-term obligations are MIG 1, MIG 2, MIG 3 and MIG 4. Short-term obligations bearing the designation MIG 1 are judged to be of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing. Short-term obligations bearing the designation MIG 2 are judged to be of high quality, with margins of protection which are ample although not so large as in the preceding group. Short-term obligations designated MIG 3 are judged to be of favorable quality, but lack the undeniable strength of the preceding grades because liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established. Short-term obligations designated MIG 4 are judged to be of adequate quality. Though protection commonly regarded as required of an investment security is present, and such obligations are not distinctly or predominantly speculative, there is specific risk.

    The ratings of Standard & Poor's for municipal notes are SP-1, SP-2 and SP-3. The designation "SP-1" indicates a very strong or strong capacity to pay principal and interest. A "+" is added for those issues determined to possess overwhelming safety characteristics. An "SP-2" designation indicates a satisfactory capacity to pay principal and interest while an "SP-3" designation indicates speculative capacity to pay principal and interest.

CORPORATE AND TAX-EXEMPT COMMERCIAL PAPER RATINGS

    Moody's and Standard & Poor's rating grades for commercial paper, set forth below, are applied to Municipal Commercial Paper as well as taxable commercial paper.

    Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations having an original maturity not exceeding one year. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers: Prime-1, superior ability; Prime-2, strong ability; and Prime-3, acceptable ability.

    Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. The "A-1" designation indicates that the degree of safety regarding timely payment is strong. A "+" designation is applied to those issues rated "A-1" which possess an overwhelming degree of safety. The "A-2" designation indicates that capacity for timely payment is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1." The "A-3" designation indicates that the capacity for timely payment is adequate. Such issues, however, are somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations. Issues rated "B" are regarded as having only speculative capacity for timely payment. Issues rated "C" are regarded as having a doubtful capacity for payment. Issues rated "D" are in payment default and the rating is used when interest or principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period.

COMMAND MONEY FUND           Portfolio of Investments
                             June 30, 1998

Principal
 Amount                                       Value
  (000)              Description             (Note 1)
             Bank Notes--4.3%
             American Express Centurion
               Bank
$  12,000(a) 5.61625%, 7/13/98..........  $   11,999,562
             First Union National Bank
   86,000    5.59%, 2/19/99.............      86,000,000
             First USA Bank
   10,000(a) 5.96406%, 7/9/98...........      10,009,144
             Key Bank N.A.
   16,000(a) 5.65406%, 7/13/98..........      16,004,808
   38,000(a) 5.54%, 7/29/98.............      37,988,276
  122,000(a) 5.52%, 9/18/98.............     121,949,639
             U.S. Bank N.A.
  103,000(a) 5.55235%, 7/15/98..........     102,978,331
                                          --------------
                                             386,929,760
                                          --------------
             Certificates of Deposit - Domestic--2.6%
             Chase Manhattan Bank
  100,000    5.62%, 7/6/98..............     100,000,000
   55,000    5.57%, 8/24/98.............      55,000,000
             First Tennessee Bank N.A.
   27,000    5.55%, 7/13/98.............      26,999,724
   27,000    5.56%, 8/6/98..............      26,999,035
   27,000    5.57%, 9/8/98..............      26,998,159
             Morgan Guaranty Trust Co.
    3,000    5.87%, 8/6/98..............       2,999,915
                                          --------------
                                             238,996,833
                                          --------------
             Certificates of Deposit - Eurodollar--2.2%
             Abbey National Treasury
               Services PLC
  100,000    5.75%, 3/5/99..............     100,000,000
             Bayerische Hypotheken und
               Weschel Bank
   55,000    5.58%, 8/10/98.............      55,000,501
             Westdeutsche Landesbank
               Girozentrale
$  48,000    5.82%, 8/3/98..............  $   47,996,638
                                          --------------
                                             202,997,139
                                          --------------
             Certificates of Deposit - Yankee--19.2%
             Barclays Bank PLC
  191,000(a) 5.52125%, 7/2/98...........     190,861,040
   50,000    5.56%, 2/25/99.............      49,981,157
             Bayerische Hypotheken und
               Wechsel Bank
   23,000    5.94%, 10/22/98............      22,995,917
   15,000    5.675%, 3/3/99.............      14,995,658
             Bayerische Landesbank
               Girozentrale
   50,000(a) 5.5525%, 7/30/98...........      49,960,110
             Canadian Imperial Bank of
               Commerce
   12,000    5.57%, 8/3/98..............      12,000,000
  114,000    5.55%, 2/10/99.............     113,966,439
   43,000    5.705%, 3/30/99............      42,970,850
             Credit Agricole Indosuez
   82,000    5.87%, 8/10/98.............      81,995,704
   50,000    5.90%, 10/19/98............      49,992,798
   20,000    5.95%, 10/21/98............      19,997,067
   50,000    5.66%, 3/23/99.............      49,982,604
   50,000    5.74%, 4/26/99.............      49,976,474
             Credit Communal De Belgique
               S.A.
   21,000    5.58%, 8/13/98.............      21,000,000
   42,000    5.58%, 8/18/98.............      42,000,000
  103,000    5.58%, 8/24/98.............     103,000,000
   25,000    5.575%, 8/28/98............      24,999,112
             Deutsche Bank
   10,000    5.94%, 10/23/98............       9,998,209
  150,000    5.54%, 2/24/99.............     149,953,076

                                      B-24
                      See Notes to Financial Statements appearing on page B-48.

COMMAND MONEY FUND

Principal
 Amount                                       Value
  (000)              Description             (Note 1)
             Certificates of Deposit - Yankee--(cont'd.)
             Deutsche Bank
$  25,000    5.57%, 2/26/99.............  $   24,992,116
   47,000    5.62%, 2/26/99.............      46,985,185
   47,000    5.63%, 2/26/99.............      46,973,346
   50,000    5.66%, 3/3/99..............      49,983,917
             Dresdner Bank AG
    6,000    5.76%, 7/31/98.............       5,999,317
             Rabobank Nederland N.V.
   92,000    5.50%, 2/9/99..............      91,956,850
             Societe Generale
   50,000    5.97%, 9/15/98.............      49,995,026
   29,295    5.56%, 1/19/99.............      29,253,236
             Svenska Handelsbanken
   77,000    5.60%, 9/24/98.............      77,000,896
             Westdeutsche Landesbank
               Girozentrale
  224,000    5.55%, 7/8/98..............     224,000,000
                                          --------------
                                           1,747,766,104
                                          --------------
             Commercial Paper--55.7%
             American General Corp.
   12,000    5.53%, 8/31/98.............      11,887,557
   20,000    5.53%, 9/18/98.............      19,757,294
             American Honda Finance
               Corp.
   19,000    5.57%, 9/10/98.............      18,791,280
    6,000    5.57%, 9/11/98.............       5,933,160
             Aon Corp.
   10,054    5.52%, 7/7/98..............      10,044,750
   17,100    5.62%, 7/9/98..............      17,078,644
   25,000    5.55%, 7/23/98.............      24,915,208
    5,000    5.55%, 7/24/98.............       4,982,271
      773    5.56%, 7/31/98.............         769,418
    5,853    5.56%, 8/3/98..............       5,823,169
             Aristar, Inc.
   21,000    5.57%, 7/31/98.............      20,902,525
   14,000    5.60%, 8/11/98.............      13,910,711
             Associates Corp. of North
               America
$  82,000    5.53%, 7/29/98.............  $   81,647,309
   42,000    5.52%, 8/10/98.............      41,742,400
   62,000    5.52%, 9/10/98.............      61,325,027
             Associates First Capital
               Corp.
   64,000    5.52%, 8/18/98.............      63,528,960
   44,000    5.52%, 9/9/98..............      43,527,733
             Atlantic Richfield Co.
   50,000    5.55%, 9/14/98.............      49,421,875
             Bank Austria Finance, Inc.
  163,038    5.53%, 8/17/98.............     161,860,911
             Bank of Montreal
   50,000    5.473%, 7/15/98............      49,893,581
             Bank of New York Co., Inc.
   61,146    5.52%, 9/17/98.............      60,414,694
             Barton Capital Corp.
   15,000    5.75%, 7/8/98..............      14,983,229
   15,598    5.70%, 7/14/98.............      15,565,894
    6,387    5.61%, 8/13/98.............       6,344,202
   11,271    5.60%, 8/21/98.............      11,181,583
   26,192    5.62%, 8/28/98.............      25,954,846
             BBL North America, Inc.
   95,000    5.52%, 8/14/98.............      94,359,067
   65,000    5.52%, 8/21/98.............      64,491,700
             Bell Atlantic Network
               Funding Corp.
   19,000    5.56%, 7/30/98.............      18,914,901
             Beneficial Corp.
   18,000    5.59%, 7/24/98.............      17,935,715
             Centric Capital Corp.
   20,000    5.55%, 7/10/98.............      19,972,250
   60,000    5.70%, 7/20/98.............      59,819,500
    6,000    5.63%, 7/27/98.............       5,975,603
    5,750    5.57%, 8/20/98.............       5,705,517
    8,700    5.57%, 8/24/98.............       8,627,312
   22,000    5.54%, 9/22/98.............      21,718,999
   49,000    5.55%, 9/29/98.............      48,320,125

                                      B-25
                      See Notes to Financial Statements appearing on page B-48.

COMMAND MONEY FUND

Principal
 Amount                                       Value
  (000)              Description             (Note 1)
             Commercial Paper--(cont'd.)
             CIT Group Holdings, Inc.
$  37,000    5.56%, 8/5/98..............  $   36,799,994
             Coca-Cola Enterprises, Inc.
   20,000    5.55%, 7/21/98.............      19,938,333
    6,000    5.55%, 8/7/98..............       5,965,775
             Commercial Credit Co.
   39,000    5.53%, 8/19/98.............      38,706,449
   22,000    5.53%, 8/20/98.............      21,831,028
   22,000    5.53%, 9/8/98..............      21,766,818
             Commerzbank U.S. Finance,
               Inc.
   36,000    5.53%, 8/26/98.............      35,690,320
             Corestates Capital Corp.
   40,000(a) 5.61234%, 7/1/98...........      40,000,000
             Corporate Receivables Corp.
   10,000    5.60%, 7/27/98.............       9,959,556
             Countrywide Home Loan, Inc.
    9,616    5.60%, 7/28/98.............       9,575,613
    4,000    5.60%, 7/29/98.............       3,982,578
   47,000    5.60%, 7/31/98.............      46,780,667
   14,000    5.60%, 8/4/98..............      13,925,956
             Du Pont (E.I.) De Nemours &
               Co., Inc.
   35,000    5.60%, 8/12/98.............      34,771,333
             Eastman Kodak Co.
    2,000    5.57%, 8/26/98.............       1,982,671
   20,000    5.57%, 8/28/98.............      19,820,522
    5,000    5.57%, 9/1/98..............       4,952,036
   10,000    5.57%, 9/2/98..............       9,902,525
             First Chicago Financial
               Corp.
   73,000    5.52%, 8/18/98.............      72,462,720
   11,000    5.53%, 9/10/98.............      10,880,030
   20,000    5.53%, 9/11/98.............      19,778,800
             First Data Corp.
   26,000    5.57%, 7/21/98.............      25,919,544
   26,000    5.57%, 7/28/98.............      25,891,385
             Ford Motor Credit Co.
$  95,000    5.54%, 7/2/98..............  $   94,985,381
  262,000    5.53%, 7/10/98.............     261,637,785
             General Electric Capital
               Corp.
  133,000    5.48%, 7/9/98..............     132,838,036
   75,000    5.53%, 7/16/98.............      74,827,188
    6,000    5.52%, 8/19/98.............       5,954,920
  100,000    5.51%, 9/3/98..............      99,020,444
   30,000    5.51%, 9/10/98.............      29,673,992
   45,000    5.53%, 9/11/98.............      44,502,300
             General Motors Acceptance
               Corp.
  150,000    5.53%, 7/17/98.............     149,631,333
   91,310    5.58%, 7/23/98.............      90,998,633
   86,188    5.52%, 8/17/98.............      85,566,872
   88,000    5.52%, 8/18/98.............      87,352,320
             Hertz Corp.
   24,000    5.55%, 9/3/98..............      23,763,200
             Household Finance Corp.
   20,000    6.00%, 7/8/98..............      19,976,667
             ING America Insurance Holdings, Inc.
   30,718    5.51%, 7/13/98.............      30,661,581
   10,000    5.47%, 8/3/98..............       9,949,858
   11,000    5.54%, 8/21/98.............      10,913,668
             Martin Marietta Material
    9,000    5.60%, 8/6/98..............       8,949,600
             Merrill Lynch & Co., Inc.
   53,000    5.53%, 8/14/98.............      52,641,779
   93,000    5.55%, 8/25/98.............      92,211,438
             Mont Blanc Capital Corp.
   35,000    5.60%, 8/27/98.............      34,689,667
   62,592    5.57%, 9/9/98..............      61,914,094
             Monte Rosa Capital Corp.
  117,000    5.60%, 8/25/98.............     115,999,000
   14,696    5.60%, 8/27/98.............      14,565,695
   56,000    5.63%, 8/27/98.............      55,500,807

                                      B-26
                      See Notes to Financial Statements appearing on page B-48.

COMMAND MONEY FUND

Principal
 Amount                                       Value
  (000)              Description             (Note 1)
             Commercial Paper--(cont'd.)
             Morgan (J.P.) & Co., Inc.
$  23,000    5.54%, 8/24/98.............  $   22,808,870
   21,000    5.52%, 9/10/98.............      20,771,380
             Newell Co.
   32,433    5.55%, 7/17/98.............      32,352,999
             Nordbanken North America,
               Inc.
   69,000    5.52%, 8/4/98..............      68,640,280
   56,000    5.52%, 9/18/98.............      55,321,653
             Old Line Funding Corp.
   50,000    5.60%, 7/24/98.............      49,821,111
   20,000    5.60%, 7/28/98.............      19,916,000
   36,361    5.59%, 8/5/98..............      36,163,388
    9,590    5.66%, 8/28/98.............       9,502,550
             Preferred Receivables
               Funding Corp.
   16,975    5.55%, 10/5/98.............      16,723,770
             Quincy Capital Corp.
   21,870    5.60%, 7/22/98.............      21,798,558
             Safeco Corp.
   36,000    5.54%, 8/21/98.............      35,717,460
   80,000    5.54%, 8/25/98.............      79,322,889
   57,000    5.54%, 9/14/98.............      56,342,125
             Salomon Smith Barney Holdings, Inc.
   38,000    5.53%, 8/17/98.............      37,725,651
   30,000    5.55%, 8/24/98.............      29,750,250
  117,000    5.53%, 9/17/98.............     115,598,145
             SBC Finance (Delaware),
               Inc.
  300,000    5.53%, 8/24/98.............     297,511,500
             Special Purpose Accounts
               Recreation Cooperative
               Corp.
   17,000    5.62%, 8/24/98.............      16,856,690
   22,000    5.66%, 8/27/98.............      21,802,843
             Svenska Handelsbanken
   89,000    5.55%, 7/9/98..............      88,890,233
   39,000    5.53%, 8/10/98.............      38,760,367
   50,000    5.52%, 9/3/98..............      49,509,333
             Thunder Bay Funding, Inc.
$  51,000    5.68%, 7/10/98.............  $   50,927,580
   15,162    5.63%, 7/31/98.............      15,090,865
             Triple A One Funding Corp.
    2,394    5.65%, 9/4/98..............       2,369,578
             UBS Finance (Delaware),
               Inc.
   46,434    5.53%, 8/7/98..............      46,170,087
   56,000    5.53%, 8/10/98.............      55,655,911
             Windmill Funding Corp.
   98,000    5.60%, 7/27/98.............      97,603,644
   57,000    5.63%, 7/30/98.............      56,741,489
    7,482    5.59%, 8/7/98..............       7,439,014
   26,000    5.62%, 8/28/98.............      25,764,584
             Xerox Capital (Europe) PLC
   55,000    5.52%, 7/14/98.............      54,890,367
             Xerox Credit Corp.
      984    5.56%, 8/10/98.............         977,921
                                          --------------
                                           5,063,278,916
                                          --------------
             Loan Participations--0.4%
             Cooper Industries, Inc.
   24,000(b) 5.65%, 7/13/98
               (cost $24,000,000;
               purchased 6/12/98).......      24,000,000
             Halliburton Corp.
   10,000(b) 5.80%, 7/21/98
               (cost $10,000,000;
               purchased 6/29/98).......      10,000,000
                                          --------------
                                              34,000,000
                                          --------------
             Other Corporate Obligations--15.8%
             Abbey National Treasury
               Services PLC
   22,000    5.50%, 2/5/99..............      21,989,757
   75,000    5.72%, 6/11/99.............      74,945,694
             Associates Corp. of North
               America
   10,000(a) 5.75%, 11/15/98............      10,003,165
             General Motors Acceptance
               Corp.
   31,000(a) 5.69875%, 8/3/98...........      30,994,671
             Goldman Sachs Group L.P.
  268,000(a)(b) 5.8125%, 7/21/98
               (cost $268,000,000;
               purchased 6/26/98).......     268,000,000

                                      B-27
                      See Notes to Financial Statements appearing on page B-48.

COMMAND MONEY FUND

Principal
 Amount                                       Value
  (000)              Description             (Note 1)
             Other Corporate Obligations--(cont'd.)
             John Deere Capital Corp.
$  54,000(a) 5.5575%, 8/10/98...........  $   53,980,205
             Liquid Asset Backed Securities Trust
  102,623(a) 5.65625%, 7/22/98..........     102,623,017
   72,500(a) 5.65625%, 7/27/98..........      72,499,690
             Merrill Lynch & Co., Inc.
   47,000(a) 5.61625%, 7/8/98...........      46,998,753
             Morgan Stanley Dean Witter
               Discover & Co., Inc.
   18,000(a) 5.85156%, 7/15/98..........      18,000,000
   33,000(a) 5.85938%, 8/14/98..........      33,000,000
             Restructured Asset
               Securities
  172,000(a) 5.64625%, 7/28/98..........     172,000,000
   23,000(a)(b) 5.6875%, 7/31/98
               (cost $23,000,000;
               purchased 4/3/98)........      23,000,000
             Short Term Repackaged Asset Trust
   94,000(a)(b) 5.67825%, 7/15/98
               (cost $94,000,000;
               purchased 12/15/97)......      94,000,000
             SMM Trust Notes 1997-X
  127,000(a) 5.65625%, 7/13/98..........     127,000,000
             Strategic Money Market Trust 1997-A
  195,000(a) 5.6875%, 9/23/98...........     195,000,000
             Strategic Money Market Trust 1998-B
   88,000(a) 5.65625%, 7/6/98...........      88,000,000
                                          --------------
                                           1,432,034,952
                                          --------------
             Total Investments--100.2%
             (amortized cost
               $9,106,003,704)..........   9,106,003,704
             Liabilities in excess of
               other assets--(0.2%).....     (15,714,833)
                                          --------------
             Net Assets--100%...........  $9,090,288,871
                                          --------------
                                          --------------

---------------
(a) Variable rate instrument. The maturity date presented for these instruments is the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted.
(b) Indicates a security restricted as to resale. The aggregate cost of such securities is $419,000,000. The aggregate value of $419,000,000 is approximately 4.6% of net assets.
The industry classification of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of June 30, 1998 was as follows:

Commercial Banks............................   50.8%
Asset Backed Securities.....................   11.9
Short-Term Business Credit..................    8.6
Security Brokers & Dealers..................    7.7
Personal Credit Institutions................    5.3
Finance Lessors.............................    3.9
Fire & Marine Casualty Insurance............    2.4
Bank Holding Companies - Domestic...........    2.1
Photographic Equipment......................    1.0
Motor Vehicle Parts.........................    1.0
Mortgage Bankers............................    0.8
Accidental & Health Insurance...............    0.7
Farm Machinery & Equipment..................    0.6
Computer Rental & Leasing...................    0.6
Petroleum Refining..........................    0.5
Plastic Material - Synthetic................    0.4
Miscellaneous Furniture.....................    0.4
Life Insurance..............................    0.3
Beverages...................................    0.3
Miscellaneous Electronics, Equipment &
  Supplies..................................    0.3
Auto Rent & Leasing.........................    0.3
Telephone & Communications..................    0.2
Mining & Quarry.............................    0.1
                                              -----
                                              100.2
Liabilities in excess of other assets.......   -0.2
                                              -----
                                              100.0%
                                              -----
                                              -----

                                      B-28
                      See Notes to Financial Statements appearing on page B-48.

COMMAND MONEY FUND
Statement of Assets and Liabilities


Assets                                                                                     June 30, 1998
                                                                                           --------------
Investments, at amortized cost which approximates market value..........................   $9,106,003,704
Cash....................................................................................           20,423
Receivable for Fund shares sold.........................................................      333,778,046
Interest receivable.....................................................................       46,097,349
Prepaid expenses........................................................................           85,162
                                                                                           --------------
  Total assets..........................................................................    9,485,984,684
                                                                                           --------------
Liabilities
Payable for Fund shares repurchased.....................................................      391,137,256
Management fee payable..................................................................        2,712,753
Accrued expenses and other liabilities..................................................        1,346,323
Distribution fee payable................................................................          499,481
                                                                                           --------------
  Total liabilities.....................................................................      395,695,813
                                                                                           --------------
Net Assets..............................................................................   $9,090,288,871
                                                                                           --------------
                                                                                           --------------
Net assets were comprised of:
  Shares of beneficial interest, at par.................................................   $   90,902,889
  Paid-in capital in excess of par......................................................    8,999,385,982
                                                                                           --------------
Net assets, June 30, 1998...............................................................   $9,090,288,871
                                                                                           --------------
                                                                                           --------------
Net asset value, offering price and redemption price per share ($9,090,288,871 /
  9,090,288,871 shares of beneficial interest ($.01 par value) issued and
  outstanding)..........................................................................            $1.00
                                                                                           --------------
                                                                                           --------------

See Notes to Financial Statements appearing on page B-48.
                                      B-29

COMMAND MONEY FUND
Statement of Operations

                                          Year Ended
                                           June 30,
Net Investment Income                        1998
Income
  Interest.............................  $ 454,539,249
                                        --------------
Expenses
  Management fee.......................     29,026,767
  Distribution fee.....................      9,920,274
  Transfer agent's fees and expenses...      2,801,000
  Registration fees....................        465,000
  Reports to shareholders..............        269,000
  Custodian's fees and expenses........        185,000
  Insurance expense....................         98,000
  Trustees' fees.......................         50,000
  Audit fee............................         30,000
  Legal fees and expenses..............         20,000
  Miscellaneous........................         46,242
                                        --------------
    Total expenses.....................     42,911,283
                                        --------------
Net investment income..................    411,627,966
                                        --------------
Realized Gain on Investments
Net realized gain on investment
  transactions.........................         76,865
                                        --------------
Net Increase in Net Assets
Resulting from Operations..............  $ 411,704,831
                                        --------------
                                        --------------

COMMAND MONEY FUND
Statement of Changes in Net Assets

Increase (Decrease)           Year Ended June 30,
in Net Assets               1998               1997
Operations
  Net investment
    income........... $    411,627,966   $    301,906,638
  Net realized gain
    on investment
    transactions.....           76,865            168,167
                      ----------------   ----------------
  Net increase in net
    assets resulting
    from
    operations.......      411,704,831        302,074,805
                      ----------------   ----------------
Dividends and
distributions to
shareholders (Note
1)...................     (411,704,831)      (302,074,805)
                      ----------------   ----------------
Fund share
transactions (at $1
per share)
  Net proceeds from
    shares
    subscribed.......   40,246,065,983     30,172,770,064
  Net asset value of
    shares issued in
    reinvestment of
    dividends and
    distributions....      411,704,831        302,074,805
  Cost of shares
    reacquired.......  (38,197,384,515)   (29,154,784,207)
                      ----------------   ----------------
  Net increase in net
    assets from Fund
    share
    transactions.....    2,460,386,299      1,320,060,662
                      ----------------   ----------------
Total increase.......    2,460,386,299      1,320,060,662
Net Assets
Beginning of year....    6,629,902,572      5,309,841,910
                      ----------------   ----------------
End of year.......... $  9,090,288,871   $  6,629,902,572
                      ----------------   ----------------
                      ----------------   ----------------

See Notes to Financial Statements appearing on page B-48.
See Notes to Financial Statements appearing on page B-48.
                                      B-30

COMMAND MONEY FUND
Financial Highlights

                                                                              Year Ended June 30,
                                                       ------------------------------------------------------------------
                                                          1998          1997          1996          1995          1994
                                                       ----------    ----------    ----------    ----------    ----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year..................   $    1.000    $    1.000    $    1.000    $    1.000    $    1.000
Net investment income and net realized gains........        0.052         0.049         0.052         0.050         0.029
Dividends and distributions to shareholders.........       (0.052)       (0.049)       (0.052)       (0.050)       (0.029)
                                                       ----------    ----------    ----------    ----------    ----------
Net asset value, end of year........................   $    1.000    $    1.000    $    1.000    $    1.000    $    1.000
                                                       ----------    ----------    ----------    ----------    ----------
                                                       ----------    ----------    ----------    ----------    ----------
TOTAL RETURN(a):....................................         5.31%         5.06%         5.30%         5.13%         2.98%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).......................   $9,090,289    $6,629,903    $5,309,842    $4,055,700    $2,448,201
Average net assets (000)............................   $7,936,219    $6,078,525    $4,896,794    $3,072,284    $2,570,195
Ratios to average net assets:
  Expenses, including distribution fees.............          .54%          .57%          .58%          .59%          .59%
  Expenses, excluding distribution fees.............          .42%          .44%          .46%          .47%          .47%
  Net investment income.............................         5.19%         4.97%         5.15%         5.09%         2.92%

---------------
(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
See Notes to Financial Statements appearing on page B-48.

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Trustees of
Command Money Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Command Money Fund (the "Fund") at June 30, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statments") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
August 18, 1998
                                      B-31

COMMAND GOVERNMENT FUND      Portfolio of Investments
                             June 30, 1998

Principal
 Amount                                       Value
  (000)              Description             (Note 1)
             U.S. Government Agencies--54.7%
             Federal Farm Credit Bank--3.7%
 $  2,000    5.46%, 7/1/98.................  $  2,000,000
    1,305    5.75%, 7/1/98.................     1,305,000
   19,000    5.70%, 9/2/98.................    18,996,074
                                             ------------
                                               22,301,074
                                             ------------
             Federal Home Loan Bank--23.6%
   43,000(a) 5.42625%, 7/4/98..............    42,995,883
   40,000(a) 5.42625%, 7/23/98.............    39,997,361
    2,500(a) 5.581%, 9/24/98...............     2,499,397
    6,000    5.80%, 10/27/98...............     5,999,069
   17,000    5.81%, 11/4/98................    16,996,791
   10,000    5.58%, 3/11/99................    10,001,183
    5,000    5.56%, 3/25/99................     4,996,577
    8,000    5.50%, 3/26/99................     7,991,549
   12,000    5.54%, 4/7/99.................    11,979,958
                                             ------------
                                              143,457,768
                                             ------------
             Federal Home Loan Mortgage
               Corporation--3.7%
   22,500(a) 5.45625%, 7/26/98.............    22,491,070
                                             ------------
             Federal National Mortgage
               Association--18.8%
   25,000(a) 5.43625%, 7/15/98.............    24,999,114
   25,000(a) 5.596%, 7/20/98...............    24,996,693
   10,000    5.63%, 8/14/98................     9,997,456
   20,000    5.531%, 9/16/98...............    19,992,931
    9,500    7.05%, 12/10/98...............     9,556,933
   18,000    5.41%, 2/23/99................    17,984,233
    7,000    5.37%, 2/26/99................     6,988,134
                                             ------------
                                              114,515,494
                                             ------------
             Student Loan Marketing Association--4.9%
 $ 12,000(a) 5.441%, 7/16/98...............  $ 11,998,904
    5,150(a) 5.321%, 8/10/98...............     5,145,919
    2,000    5.79%, 9/16/98................     2,000,958
   11,034    5.58%, 3/11/99................    11,032,104
                                             ------------
                                               30,177,885
                                             ------------
             Total U.S. Government Agencies
               (amortized cost
               $332,943,291)...............   332,943,291
                                             ------------
             Repurchase Agreements(b)--44.2%
   50,000    Bear, Stearns & Co., 5.63%,
               dated 6/25/98, due 7/2/98 in
               the amount of $50,054,736
               (cost $50,000,000), value of
               collateral including accrued
               interest--$51,317,770.......    50,000,000

    2,700    Goldman, Sachs & Co., 5.57%,
               dated 6/17/98, due 7/17/98
               in the amount of $2,712,533
               (cost $2,700,000), value of
               collateral including accrued
               interest--$2,754,074........     2,700,000

   41,208    Goldman, Sachs & Co., 5.53%,
               dated 6/8/98, due 7/8/98 in
               the amount of $41,397,900
               (cost $41,208,000), value of
               collateral including accrued
               interest--$42,033,282.......    41,208,000

    1,108    Merrill Lynch, Pierce, Fenner
               & Smith, Inc., 5.75%, dated
               6/29/98, due 7/6/98 in the
               amount of $1,109,239 (cost
               $1,108,000), value of
               collateral including
               accru+ed
               interest--$1,131,647........     1,108,000

   38,017    Merrill Lynch, Pierce, Fenner
               & Smith, Inc., 5.72%, dated
               6/30/98, due 7/7/98 in the
               amount of $38,059,283 (cost
               $38,017,000), value of
               collateral including accrued
               interest--$38,778,219.......    38,017,000

                                      B-32
                      See Notes to Financial Statements appearing on page B-48.

COMMAND GOVERNMENT FUND

Principal
 Amount                                       Value
  (000)              Description             (Note 1)
 $ 11,335    Morgan (J.P.) Securities,
               Inc., 5.53%, dated 4/23/98,
               due 7/29/98 in the amount of
               $11,503,895 (cost
               $11,335,000), value of
               collateral including accrued
               interest--$11,682,469.......  $ 11,335,000

    5,000    Morgan (J.P.) Securities,
               Inc., 5.53%, dated 4/24/98,
               due 7/29/98 in the amount of
               $5,073,733 (cost
               $5,000,000), value of
               collateral including accrued
               interest--$5,152,489........     5,000,000

   60,000    Morgan Stanley & Co., 5.58%,
               dated 6/24/98, due 7/1/98 in
               the amount of $60,065,100
               (cost $60,000,000), value of
               collateral including accrued
               interest--$61,286,043.......    60,000,000

    4,000    Salomon Smith Barney, 5.70%,
               dated 6/26/98, due 7/2/98 in
               the amount of $4,003,800
               (cost $4,000,000), value of
               collateral including accrued
               interest--$4,080,329........     4,000,000

  $18,388    Salomon Smith Barney, 5.58%,
               dated 6/24/98, due 7/1/98 in
               the amount of $18,407,951
               (cost $18,388,000), value of
               collateral including accrued
               interest--$18,757,272.......  $ 18,388,000

   37,479    Salomon Smith Barney, 5.61%,
               dated 6/25/98, due 7/2/98 in
               the amount of $37,519,883
               (cost $37,479,000), value of
               collateral including accrued
               interest--$38,231,663.......    37,479,000
                                             ------------
             Total Repurchase Agreements
               (amortized cost
               $269,235,000)...............   269,235,000
                                             ------------
             Total Investments--98.9%
               (amortized cost
               $602,178,291)...............   602,178,291
             Other assets in excess of
               liabilities--1.1%...........     6,549,112
                                             ------------
             Net Assets--100%..............  $608,727,403
                                             ------------
                                             ------------

---------------
(a) Variable rate instrument. The maturity date presented for these instruments is the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted.
(b) Repurchase agreements are collateralized by U.S. Treasury or Federal agency obligations.
                                      B-33
                      See Notes to Financial Statements appearing on page B-48.

COMMAND GOVERNMENT FUND
 Statement of Assets and Liabilities

Assets                                                                                       June 30, 1998
                                                                                             -------------
Investments, at amortized cost which approximates market value............................   $ 332,943,291
Repurchase agreements.....................................................................     269,235,000
Cash......................................................................................           2,092
Receivable for Fund shares sold...........................................................      21,658,793
Interest receivable.......................................................................       3,573,084
Prepaid expenses..........................................................................           7,568
                                                                                             -------------
  Total assets............................................................................     627,419,828
                                                                                             -------------
Liabilities
Payable for Fund shares repurchased.......................................................      18,083,570
Accrued expenses and other liabilities....................................................         376,723
Management fee payable....................................................................         198,834
Distribution fee payable..................................................................          33,298
                                                                                             -------------
  Total liabilities.......................................................................      18,692,425
                                                                                             -------------
Net Assets................................................................................   $ 608,727,403
                                                                                             -------------
                                                                                             -------------
Net assets were comprised of:
  Shares of beneficial interest, at par...................................................   $   6,087,274
  Paid-in capital in excess of par........................................................     602,640,129
                                                                                             -------------
Net assets, June 30, 1998.................................................................   $ 608,727,403
                                                                                             -------------
                                                                                             -------------
Net asset value, offering price and redemption price per share ($608,727,403 / 608,727,403
  shares of beneficial interest ($.01 par value) issued and outstanding)..................           $1.00
                                                                                             -------------
                                                                                             -------------

See Notes to Financial Statements appearing on page B-48.
                                      B-34

COMMAND GOVERNMENT FUND
Statement of Operations

                                          Year Ended
                                           June 30,
Net Investment Income                        1998
Income
  Interest.............................  $  31,712,681
                                        --------------
Expenses
  Management fee.......................      2,250,774
  Distribution fee.....................        703,367
  Transfer agent's fees and expenses...         94,000
  Custodian's fees and expenses........         30,000
  Reports to shareholders..............         28,000
  Audit fee............................         27,000
  Trustees' fees.......................         23,000
  Insurance expense....................          9,000
  Legal fees and expenses..............          8,000
  Miscellaneous........................          5,819
                                        --------------
    Total expenses.....................      3,178,960
                                        --------------
Net investment income..................     28,533,721
                                        --------------
Realized Gain on Investments
Net realized gain on investment
  transactions.........................         50,018
                                        --------------
Net Increase in Net Assets
Resulting from Operations..............  $  28,583,739
                                        --------------
                                        --------------

COMMAND GOVERNMENT FUND
Statement of Changes in Net Assets

Increase (Decrease)           Year Ended June 30,
in Net Assets               1998               1997
Operations
  Net investment
  income............. $     28,533,721   $     25,896,199
  Net realized gain
    on investment
    transactions.....           50,018            100,048
                      ----------------   ----------------
  Net increase in net
    assets resulting
    from
    operations.......       28,583,739         25,996,247
                      ----------------   ----------------
Dividends and
distributions to
shareholders (Note
1)...................      (28,583,739)       (25,996,247)
                      ----------------   ----------------
Fund share
transactions (at $1
per share)
  Net proceeds from
    shares
    subscribed.......    2,601,216,630      2,583,554,167
  Net asset value of
    shares issued to
    shareholders in
    reinvestment of
    dividends and
    distributions....       28,583,739         25,996,247
  Cost of shares
  reacquired.........   (2,549,542,451)    (2,568,565,639)
                      ----------------   ----------------
  Net increase in net
    assets from Fund
    share
    transactions.....       80,257,918         40,984,775
                      ----------------   ----------------
Total increase.......       80,257,918         40,984,775
Net Assets
Beginning of year....      528,469,485        487,484,710
                      ----------------   ----------------
End of year.......... $    608,727,403   $    528,469,485
                      ----------------   ----------------
                      ----------------   ----------------

See Notes to Financial Statements appearing on page B-48.
See Notes to Financial Statements appearing on page B-48.
                                      B-35

COMMAND GOVERNMENT FUND
Financial Highlights

                                                                                Year Ended June 30,
                                                              --------------------------------------------------------
                                                                1998        1997        1996        1995        1994
                                                              --------    --------    --------    --------    --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year.........................   $  1.000    $  1.000    $  1.000    $  1.000    $  1.000
Net investment income and net realized gains...............      0.051       0.049       0.050       0.048       0.028
Dividends and distributions to shareholders................     (0.051)     (0.049)     (0.050)     (0.048)     (0.028)
                                                              --------    --------    --------    --------    --------
Net asset value, end of year...............................   $  1.000    $  1.000    $  1.000    $  1.000    $  1.000
                                                              --------    --------    --------    --------    --------
                                                              --------    --------    --------    --------    --------
TOTAL RETURN(a)............................................       5.20%       4.97%       5.12%       4.89%       2.86%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)..............................   $608,727    $528,469    $487,485    $404,295    $325,257
Average net assets (000)...................................   $562,693    $534,580    $477,168    $350,458    $376,159
Ratios to average net assets:
  Expenses, including distribution fees....................        .56%        .63%        .68%        .65%        .63%
  Expenses, excluding distribution fees....................        .44%        .51%        .56%        .53%        .51%
  Net investment income....................................       5.08%       4.84%       4.97%       4.81%       2.79%

---------------
(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
See Notes to Financial Statements appearing on page B-48.

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Trustees of
Command Government Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Command Government Fund (the "Fund") at June 30, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statments") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
August 18, 1998
                                      B-36

COMMAND TAX-FREE FUND        Portfolio of Investments
                             June 30, 1998

  Moody's    Principal
   Rating     Amount                                   Value
(Unaudited)    (000)          Description (a)         (Note 1)
                          ALASKA--1.7%
                          Valdez Marine Air
                            Terminal Rev., Arco
                            Trans. Proj.,
                            T.E.C.P.,
                          3.55%, 7/15/98, Ser.
A-1(c)        $ 15,900      94A................... $   15,900,000
                          3.70%, 7/9/98, Ser.
VMIG1            7,000      94C...................      7,000,000
                                                   --------------
                                                       22,900,000
                                                   --------------
                          CALIFORNIA--3.8%
                          California St., Gen.
                            Oblig., T.E.C.P.,
P-1             25,000    3.85%, 7/16/98..........     25,000,000
                          California Student Ln.
                            Mktg. Corp., Student
                            Ln. Rev., A.N.N.M.T.,
                          3.85%, 11/1/98, Ser.
VMIG1           25,800      93A...................     25,800,000
                                                   --------------
                                                       50,800,000
                                                   --------------
                          COLORADO--2.4%
                          Colorado Hsg. Fin.
                            Auth., Eagle Trust,
                            F.R.W.D.S.,
                          3.78%, 7/2/98, Ser.
A-1(c)          31,700      94C...................     31,700,000
                                                   --------------
                          CONNECTICUT--0.4%
                          Connecticut St. Hlth. &
                            Ed. Facs. Auth. Rev.,
                            Yale Univ., T.E.C.P.
VMIG1            3,600    3.50%, 7/8/98, Ser. S...      3,600,000
                          Connecticut St. Spec.
                            Tax Oblig.,
                            Trans. Infrastructure
                            Rev., F.R.W.D.,
                          3.50%, 7/1/98, Ser.
VMIG1            1,500      90I...................      1,500,000
                                                   --------------
                                                        5,100,000
                                                   --------------
                          DISTRICT OF COLUMBIA--4.6%
                          Dist. of Columbia Rev.,
                            Consortium Issue,
                            F.R.W.D.,
                          3.55%, 7/2/98, Ser.
A-1(c)        $ 15,000      98.................... $   15,000,000
                          Dist. of Columbia Gen.
                            Oblig.,
                            F.R.D.D.,
                          4.00%, 7/1/98, Ser.
VMIG1            5,878      92A-5.................      5,878,000
                          F.R.D.D.,
                          4.00%, 7/1/98, Ser.
VMIG1            1,100      92A-6.................      1,100,000
                          T.R.A.N.,
                          4.50%, 9/30/98, Ser.
MIG1            24,300      98B...................     24,336,693
                          Metro. Wash. Airport
                            Rev., T.E.C.P.,
A-1(c)          15,500    3.80%, 10/26/98.........     15,500,000
                                                   --------------
                                                       61,814,693
                                                   --------------
                          FLORIDA--2.3%
                          Capital Proj. Fin. Auth.
                            Rev., Florida Hosp.
                            Assoc., F.R.W.D.,
                          4.00%, 7/1/98, Ser.
A-1+(c)          5,000      98A...................      5,000,000
                          Highlands Cnty. Hlth.
                            Fac., Adventist Hlth.
                            Sys., F.R.W.D.,
                          3.55%, 7/2/98, Ser.
VMIG1            9,800      96A...................      9,800,000
                          Putnam Cnty. Dev. Auth.,
                            Poll. Ctrl. Rev.,
                            Seminole Elec. H-3,
                            S.E.M.O.T.,
P-1             15,285    3.50%, 9/15/98..........     15,280,239
                                                   --------------
                                                       30,080,239
                                                   --------------

                                      B-37
                      See Notes to Financial Statements appearing on page B-48.

COMMAND TAX-FREE FUND

  Moody's    Principal
   Rating     Amount                                   Value
(Unaudited)    (000)          Description (a)         (Note 1)
                          GEORGIA--8.6%
                          Atlanta Urban Res.,
                            Greystone, F.R.W.D.S.,
                            A.M.T.,
                          3.85%, 7/2/98, Ser.
A-1+(c)       $ 11,662      98B................... $   11,662,000
                          Burke Cnty. Dev. Auth.,
                            Poll. Ctrl. Rev.,
                            Oglethorpe Pwr. Corp.,
                            T.E.C.P.,
                          3.60%, 8/14/98, Ser.
VMIG1           18,900      98....................     18,900,000
                          Cobb Cnty. Dev. Auth.,
                            Institute of Nuclear
                            Pwr., F.R.W.D.,
                          3.60%, 7/1/98, Ser.
NR              10,000      98....................     10,000,000
                          Cobb Cnty. Hsg. Auth.,
                            Post Bridge Proj.,
                            F.R.W.D.,
                          3.60%, 7/1/98, Ser.
A-1+(c)         10,000      96....................     10,000,000
                          Terrell Mill II Assoc.,
                            F.R.W.D.,
                          3.75%, 7/2/98, Ser.
A-1+(c)         10,600      93....................     10,600,000
                          De Kalb Cnty. Hsg.
                            Auth., Single Family
                            Mtge. Rev.,
                            F.R.W.D.S., A.M.T.,
A-1+(c)          4,550    3.80%, 7/2/98, Ser. A...      4,550,000
                          Monroe Cnty. Dev. Auth.,
                            Poll. Ctrl. Rev.,
                            Oglethorpe Pwr. Corp.,
                            S.E.M.O.T.,
                          3.80%, 11/2/98, Ser.
NR              11,000      96....................     11,000,000
                          Municipal Elec. Auth.,
                            F.R.W.D.S.,
                          3.73%, 7/2/98, Ser.
VMIG1           12,000      39....................     12,000,000
                          Roswell Hsg. Auth., Post
                            Canyon Proj.,
                            F.R.W.D.,
                          3.60%, 7/1/98, Ser.
A-1+(c)          9,345      96....................      9,345,000
                          Willacoochee Dev. Auth.,
                            Poll. Ctrl. Rev.,
                            Langboard Inc. Proj.,
                            F.R.W.D., A.M.T.,
                          3.65%, 7/2/98, Ser.
Aa2           $ 17,000      97.................... $   17,000,000
                                                   --------------
                                                      115,057,000
                                                   --------------
                          ILLINOIS--16.0%
                          Chicago, Equipment
                            Notes, A.N.N.M.T.,
                          3.80%, 12/3/98, Ser.
VMIG1           14,000      97....................     14,000,000
                          Chicago Single Fam.
                            Mtge. Rev.,
                            A.N.N.M.T., A.M.T.,
                          3.70%, 4/1/99, Ser.
MIG1             6,500      98B...................      6,500,000
                          Chicago Stockyards Indl.
                            Proj., F.R.W.D.,
                          3.60%, 7/1/98, Ser.
A-1+(c)         13,300      96A...................     13,300,000
                          Gurnee Ind. Dev. Rev.,
                            Sterigenics Intl.
                            Proj., F.R.W.D.,
                            A.M.T.,
                          3.70%, 7/1/98, Ser.
A-1(c)           7,750      96....................      7,750,000
                          Illinois Community Sch. Dist.,
                          Kane, McHenry, Cook & De
                            Kalb, T.A.N.,
                          4.30%, 9/23/98, Ser.
NR               7,000      97....................      7,006,280
                          Illinois Dev. Fin. Auth.
                            Rev., Adventist Hlth.
                            Sys., F.R.W.D.,
                          3.55%, 7/2/98, Ser.
VMIG1           40,165      97A...................     40,165,000
                          American College of
                            Surgeons, F.R.W.D.,
                          3.60%, 7/3/98, Ser.
A-1+(c)         15,200      96....................     15,200,000
                          Illinois Hlth. Fac.
                            Auth., Children's Mem.
                            Hosp., T.E.C.P.,
                          3.70%, 9/10/98, Ser.
VMIG1           14,500      90A...................     14,500,000

                                      B-38
                      See Notes to Financial Statements appearing on page B-48.

COMMAND TAX-FREE FUND

  Moody's    Principal
   Rating     Amount                                   Value
(Unaudited)    (000)          Description (a)         (Note 1)
                          ILLINOIS--(cont'd.)
                          Illinois Hlth. Fac.
                            Auth.,
                          Evanston Hosp. Corp.
                            Prog., A.N.N.M.T.,
                          3.80%, 4/30/99, Ser.
VMIG1         $ 18,000      95.................... $   18,000,000
                          3.85%, 11/30/98, Ser.
VMIG1           19,000      92....................     19,000,000
                          Servant Cor Falcon II,
                            F.R.W.D.,
                          3.60%, 7/1/98, Ser.
A-1+(c)         16,000      96A...................     16,000,000
                          Illinois Hlth. Fac. Dev.
                            Auth., Riverside Hlth.
                            Sys., F.R.W.D.,
                          3.55%, 7/2/98, Ser.
VMIG1           13,300      94....................     13,300,000
                          SSM Health Care,
                            T.E.C.P.,
                          3.70%, 8/25/98, Ser.
A-1+(c)         20,000      98B...................     20,000,000
                          Illinois Student Asst.
                            Commission, Student
                            Ln. Rev., F.R.W.D.,
                            A.M.T.,
                          3.65%, 7/1/98, Ser.
VMIG1            9,000      98A...................      9,000,000
                                                   --------------
                                                      213,721,280
                                                   --------------
                          INDIANA--1.8%
                          Indiana Ed. Fac. Auth.,
                            Wesleyan Univ.,
                            F.R.W.D.,
                          3.55%, 7/2/98, Ser.
NR               8,750      93....................      8,750,000
                          Indianapolis, Citizen
                            Gas & Coke, T.E.C.P.,
P-1              6,500    3.55%, 7/16/98..........      6,500,000
                          Mount Vernon Poll. Ctrl.
                            Rev., General Elec.
                            Co., T.E.C.P.,
                          3.75%, 8/14/98, Ser.
P-1              3,790      89A...................      3,790,000
                          Tippecanoe Sch. Corp.,
                            T.A.N.,
NR               5,500    4.00%, 12/30/98.........      5,506,878
                                                   --------------
                                                       24,546,878
                                                   --------------
                          IOWA--0.7%
                          Sergeant Bluff Dev.
                            Rev., Sioux City Brick
                            & Tile Proj.,
                            F.R.W.D., A.M.T.,
                          3.75%, 7/2/98, Ser.
NR            $  8,795      96.................... $    8,795,000
                                                   --------------
                          KENTUCKY--0.8%
                          Pendleton Cnty., Lease
                            Rev. Prog., T.E.C.P.,
                          3.55%, 8/14/98, Ser.
A-1+(c)         10,000      89....................     10,000,000
                                                   --------------
                          LOUISIANA--1.5%
                          Calcasieu Parish Ind.
                            Dev., Board Citgo
                            Corp., F.R.D.D.,
                            A.M.T.,
                          4.00%, 7/1/98, Ser.
VMIG1            2,000      96....................      2,000,000
                          West Baton Rouge Parish
                            Ind. Dist. #3
                            Rev.,
                            Dow Chemical Co.
                            Proj., F.R.D.D.,
                            A.M.T.,
                          4.05%, 7/1/98, Ser.
P-1              3,300      95....................      3,300,000
                          Dow Chemical Co. Proj.,
                            T.E.C.P.,
                          3.70%, 7/7/98, Ser.
P-1             14,200      91....................     14,200,000
                                                   --------------
                                                       19,500,000
                                                   --------------
                          MARYLAND--1.4%
                          Gaithersburg Econ. Dev. Rev.,
                            Asbury Methodist Village,
                            F.R.W.D.,
                          3.55%, 7/2/98, Ser.
A-1+(c)          8,200      97A...................      8,200,000

                                      B-39
                      See Notes to Financial Statements appearing on page B-48.

COMMAND TAX-FREE FUND

  Moody's    Principal
   Rating     Amount                                   Value
(Unaudited)    (000)          Description (a)         (Note 1)
                          MARYLAND--(cont'd.)
                          Montgomery Cnty., First
                            Chicago Tender Option
                            Certificates,
                            F.R.W.D.S.,
                          3.70%, 7/1/98, Ser.
VMIG1         $ 10,990      98C................... $   10,990,000
                                                   --------------
                                                       19,190,000
                                                   --------------
                          MASSACHUSETTS--1.6%
                          First Chicago Tender
                            Option Certificate,
                            Comnwlth. of
                            Massachusetts,
                            S.E.M.O.T.S.,
                          3.95%, 12/1/98, Ser.
VMIG1            7,025      98B...................      7,025,000
                          Massachusetts Hsg. Fin.
                            Agy.,
                            Single Fam. Hsg. Rev.,
                            Ser. 5-Eagle Trust,
                            Q.T.R.O.T.S.,
                          3.80%, 9/1/98, Ser.
A-1+(c)          6,925      2103..................      6,925,000
                          Massachusetts Port
                            Auth., T.E.C.P.,
                          3.60%, 7/14/98, Ser.
P-1              7,000      96....................      7,000,000
                                                   --------------
                                                       20,950,000
                                                   --------------
                          MINNESOTA--1.6%
                          Avon Ind. Dev. Rev.,
                            Vesper Corp. Proj.,
                            F.R.W.D., A.M.T.,
                          3.80%, 7/1/98, Ser.
NR               7,225      98....................      7,225,000
                          Bloomington Port Auth.
                            Tax Rev., F.R.W.D.,
                          3.60%, 7/3/98, Ser.
VMIG1           14,000      95A...................     14,000,000
                                                   --------------
                                                       21,225,000
                                                   --------------
                          MISSISSIPI--1.3%
                          Harrison Cnty. Poll.
                            Ctrl. Rev.,
                            Mississippi Pwr. Co.
                            Proj., F.R.W.D.,
                          3.60%, 7/1/98, Ser.
A-1(c)        $ 16,750      92.................... $   16,750,000
                                                   --------------
                          MISSOURI--1.6%
                          Missouri Hsg. Dev.
                            Commission Mtge.,
                            Single Fam. Mtge.
                            Rev., A.N.N.M.T.,
                            A.M.T.,
                          3.90%, 4/1/99, Ser.
SP-1+(c)         7,565      98C...................      7,565,000
                          St. Charles Cnty. Ind.
                            Dev. Auth., Cedar
                            Ridge Apts., F.R.W.D.,
                          3.60%, 7/1/98, Ser.
A-1+(c)         14,225      88A...................     14,225,000
                                                   --------------
                                                       21,790,000
                                                   --------------
                          NEW HAMPSHIRE--0.8%
                          New Hampshire Bus. Fin. Auth.,
                            New England Pwr. Co. Proj.,
                            T.E.C.P.,
                          3.75%, 7/31/98, Ser.
VMIG1           10,500      90B...................     10,500,000
                                                   --------------
                          NEW JERSEY--0.8%
                          New Jersey Econ. Dev.
                            Auth. Rev., 865
                            Centennial Ave. Proj.,
                            F.R.W.D., A.M.T.,
                          3.68%, 7/2/98, Ser.
A-1+(c)          3,050      85....................      3,050,000
                          Newark Recycling Fac.,
                            A.N.N.M.T.,
                          3.95%, 12/15/98, Ser.
A-1+(c)          7,700      97....................      7,700,000
                                                   --------------
                                                       10,750,000
                                                   --------------

                                      B-40
                      See Notes to Financial Statements appearing on page B-48.

COMMAND TAX-FREE FUND

  Moody's    Principal
   Rating     Amount                                   Value
(Unaudited)    (000)          Description (a)         (Note 1)
                          NEW YORK--2.7%
                          Long Island Pwr. & Elec.
                            Auth.,
                          3.68%, 7/1/98, Ser.
A-1(c)        $  6,000      1998-52............... $    6,000,000
                          New York City, Gen.
                            Oblig., T.E.C.P.,
                          3.55%, 8/27/98, Ser.
VMIG1           17,000      J3....................     17,000,000
                          New York Pwr. Auth.,
                            T.E.C.P.,
                          3.75%, 8/10/98, Ser.
P-1             12,650      2.....................     12,650,000
                                                   --------------
                                                       35,650,000
                                                   --------------
                          NORTH CAROLINA--0.5%
                          Rockingham Cnty. Ind.
                            Facs.,
                            Poll. Ctrl. Rev.,
                            Phillip Morris Proj.,
                            F.R.W.D.,
P-1              7,200    3.80%, 7/1/98...........      7,200,000
                                                   --------------
                          OHIO--3.8%
                          Cincinnati, T.A.N.,
NR               6,720    4.08%, 12/31/98.........      6,735,640
                          Clinton Cnty. Hosp.
                            Rev., Ohio Hosp.
                            Capital Inc.,
                            F.R.W.D.,
                          3.65%, 7/1/98, Ser.
A-1+(c)          8,000      98....................      8,000,000
                          Mahoning Cnty. Hosp.
                            Rev., Forum Hlth.
                            Oblig. Grp. B,
                            F.R.W.D.,
                          3.55%, 7/2/98, Ser.
VMIG1           11,600      97B...................     11,600,000
                          Medina Cnty. Hsg. Rev.,
                            Oaks At Medina Proj.,
                            F.R.W.D.,
NR               9,650    3.60%, 7/2/98...........      9,650,000
                          Montgomery Cnty. Rev.,
                            Miami Valley Hosp.,
                            T.E.C.P.,
                          3.55%, 7/16/98, Ser.
VMIG1         $ 15,000      98B................... $   15,000,000
                                                   --------------
                                                       50,985,640
                                                   --------------
                          OKLAHOMA--0.4%
                          Muskogee Ind. Trust,
                            Muskogee Mall Proj.,
                            F.R.W.D.,
                          3.85%, 7/1/98, Ser.
VMIG1            5,200      85....................      5,200,000
                                                   --------------
                          OREGON--3.0%
                          Klamath Falls Elec.
                            Rev., Salt Caves
                            Hydroelectric,
                            A.N.N.M.T.,
                          3.80%, 5/3/99, Ser.
SP-1+(c)        40,000      86A...................     40,000,000
                                                   --------------
                          PENNSYLVANIA--5.1%
                          Dauphin Cnty. Gen. Auth. Rev.,
                            Ed. & Hlth. Prog., F.R.W.D.,
                          3.60%, 7/2/98, Ser.
VMIG1           23,800      97....................     23,800,000
                          Emmaus Gen. Auth.,
                            F.R.W.D.,
                          3.55%, 7/1/98, Ser.
A-1+(c)         11,900      96....................     11,900,000
                          Montgomery Cnty., Higher
                            Ed. & Hlth. Auth.
                            Rev., F.R.W.D.,
                          3.60%, 7/1/98, Ser.
A-1(c)          19,790      96A...................     19,790,000
                          Philadelphia Water &
                            Waste Proj.,
                            A.N.N.M.T.,
VMIG1           12,900    3.82%, 8/5/98, Ser. B...     12,899,951
                                                   --------------
                                                       68,389,951
                                                   --------------
                          PUERTO RICO--0.6%
                          Puerto Rico Elec. Pwr.
                            Auth., F.R.W.D.S.,
                          3.45%, 7/1/98, Ser.
A-1+(c)          8,000      SGA43.................      8,000,000
                                                   --------------

                                      B-41
                      See Notes to Financial Statements appearing on page B-48.

COMMAND TAX-FREE FUND

  Moody's    Principal
   Rating     Amount                                   Value
(Unaudited)    (000)          Description (a)         (Note 1)
                          RHODE ISLAND--0.8%
                          Rhode Island Student Ln.
                            Auth., Student Ln.
                            Pgrm. Rev. Proj.,
                            F.R.W.D., A.M.T.,
                          3.55%, 7/1/98, Ser.
A-1+(c)       $ 10,000      96-2.................. $   10,000,000
                                                   --------------
                          SOUTH CAROLINA--4.7%
                          South Carolina Ed. Fac. Auth.,
                            Presbyterian College, F.R.W.D.,
                          3.60%, 7/9/98, Ser.
NR              11,630      98....................     11,630,000
                          South Carolina Pub. Svc.
                            Auth., T.E.C.P.,
P-1             15,000    3.55%, 7/16/98..........     15,000,000
P-1             10,000    3.55%, 7/24/98..........     10,000,000
P-1             25,900    3.55%, 8/13/98..........     25,900,000
                                                   --------------
                                                       62,530,000
                                                   --------------
                          SOUTH DAKOTA--2.3%
                          Brookings Sch. Dist.,
                            Cert. of Part.,
                            Q.T.R.M.T.,
                          3.85%, 10/29/98, Ser.
NR              12,210      97....................     12,210,000
                          South Dakota Hlth. & Ed.
                            Fac. Auth., Sioux
                            Valley Hosp. & Hlth.
                            Rev., F.R.W.D.,
                          3.60%, 7/3/98, Ser.
VMIG1            9,860      97....................      9,860,000
                          South Dakota Hsg. Dev. Auth.,
                            Homeownership Mtg., A.M.T.,
                          3.95%, 8/13/98, Ser.
MIG1             8,000      G.....................      8,000,000
                                                   --------------
                                                       30,070,000
                                                   --------------
                          TENNESSEE--3.6%
                          Dickson Cnty.,
                            Renaissance Learning
                            Cent. Rev., F.R.W.D.,
                          3.60%, 7/1/98, Ser.
Aa3           $  7,000      97.................... $    7,000,000
                          Montgomery Cnty. Pub.
                            Bldg. Auth., Cnty. Ln.
                            Pool, F.R.W.D.,
                          3.60%, 7/2/98, Ser.
VMIG1           17,250      97....................     17,250,000
                          Nashville & Davidson
                            Co., Crossing
                            Multifam. Hsg. Proj.,
                            F.R.W.D.,
A-1+(c)          8,540    3.65%, 7/2/98, Ser. A...      8,540,000
                          Shelby Cnty., T.E.C.P.,
                          3.55%, 7/24/98, Ser.
A-1+(c)         15,000      A.....................     15,000,000
                                                   --------------
                                                       47,790,000
                                                   --------------
                          TEXAS--8.6%
                          Brazos Harbor Nav.
                            Dist., Dow Chemical
                            Co. Proj., T.E.C.P.,
                          3.85%, 7/1/98, Ser.
P-1             16,100      91....................     16,100,000
                          F.R.D.D., A.M.T.,
                          4.05%, 7/1/98, Ser.
P-1              1,300      97....................      1,300,000
                          Collin Cnty. Hsg. Fin.
                            Corp., Huntington
                            Apts. Proj., F.R.W.D.,
                          3.68%, 7/2/98, Ser.
A-1(c)           6,155      96....................      6,155,000
                          Greater Texas Student
                            Ln. Rev. Rfdg.,
                            A.N.N.M.T., A.M.T.,
                          3.60%, 3/1/99, Ser.
VMIG1           30,500      96A...................     30,500,000

                                      B-42
                      See Notes to Financial Statements appearing on page B-48.

COMMAND TAX-FREE FUND

  Moody's    Principal
   Rating     Amount                                   Value
(Unaudited)    (000)          Description (a)         (Note 1)
                          TEXAS--(cont'd.)
                          Guadalupe Blanco River Auth.,
                            BOC Group Inc., F.R.W.D.,
                          3.55%, 7/2/98, Ser.
NR            $ 13,800      1993.................. $   13,800,000
                          Houston Water & Swr.
                            Sys., Eagle Trust
                            Proj., F.R.W.D.S.,
                          3.68%, 7/2/98, Ser.
A-1+(c)         14,005      4305..................     14,005,000
                          San Antonio Elec. & Gas,
                            T.E.C.P.,
                          3.75%, 8/18/98, Ser.
P-1              8,100      A.....................      8,100,000
                          Texas State, T.R.A.N.,
                          4.75%, 8/31/98, Ser.
MIG1            18,000      97....................     18,030,585
                          Waller Cnty. Ind. Dev.
                            Corp., McKesson Water
                            Prod., F.R.W.D.,
                            A.M.T.,
                          4.45%, 7/1/98, Ser.
A-2(c)           6,000      96....................      6,000,000
                                                   --------------
                                                      113,990,585
                                                   --------------
                          UTAH--2.3%
                          Intermountain Pwr. Agy.,
                            T.E.C.P.,
                          3.70%, 7/10/98, Ser.
A-1(c)           7,000      B.....................      7,000,000
                          3.80%, 7/28/98, Ser.
A-1(c)          11,300      B.....................     11,300,000
                          Utah, Gen. Oblig.,
                            T.E.C.P.,
P-1             12,600    3.55%, 7/14/98..........     12,600,000
                                                   --------------
                                                       30,900,000
                                                   --------------
                          VIRGINIA--1.6%
                          Campbell Cnty. Ind. Dev.
                            Auth. Rev., Hadson
                            Pwr., F.R.D.D.,
                            A.M.T.,
                          4.05%, 7/1/98, Ser.
Aa2              2,700      90A...................      2,700,000
                          Harrisonburg Redev. &
                            Hsg. Auth., Multifam.
                            Hsg. Rev., F.R.W.D.,
                          3.55%, 7/2/98, Ser.
VMIG1         $ 18,555      91A................... $   18,555,000
                                                   --------------
                                                       21,255,000
                                                   --------------
                          WASHINGTON--2.5%
                          Pierce Cnty. Econ. Dev.
                            Corp., Sealand Inc.,
                            F.R.W.D.,
                          3.55%, 7/2/98, Ser.
NR              10,000      96....................     10,000,000
                          Seattle Hsg. Auth. Rev.,
                            Holly Park Proj.,
                            F.R.W.D., A.M.T.,
                          3.75%, 7/1/98, Ser.
Aa2              9,200      97....................      9,200,000
                          Washington Hsg. Fin.
                            Commission, Anchor
                            Village Apts. Proj.,
                            F.R.W.D., A.M.T.,
                          3.70%, 7/2/98, Ser.
A-1+(c)         10,750      97....................     10,750,000
                          Yakima Cnty. Pub. Corp.
                            Ind. Rev., Cowiche
                            Grovers Proj.,
                            F.R.W.D., A.M.T.,
                          3.75%, 7/2/98, Ser.
NR               4,000      98....................      4,000,000
                                                   --------------
                                                       33,950,000
                                                   --------------
                          WEST VIRGINIA--1.4%
                          Grant Cnty. Solid Waste
                            Rev., Vepco, T.E.C.P.,
                            A.M.T.,
                          3.80%, 7/30/98, Ser.
VMIG1           10,000      96....................     10,000,000
                          West Virginia Pub.
                            Energy Auth. Rev.,
                            Morgantown Energy,
                            T.E.C.P., A.M.T.,
                          3.80%, 8/14/98, Ser.
A-1+(c)          9,000      89A...................      9,000,000
                                                   --------------
                                                       19,000,000
                                                   --------------

                                      B-43
                      See Notes to Financial Statements appearing on page B-48.

COMMAND TAX-FREE FUND

  Moody's    Principal
   Rating     Amount                                   Value
(Unaudited)    (000)          Description (a)         (Note 1)
                          WISCONSIN--0.7%
                          Wisconsin State, Gen.
                            Oblig., T.E.C.P.,
                          3.55%, 7/15/98, Ser.
P-1           $  9,878      97A................... $    9,878,000
                                                   --------------
                          WYOMING--1.4%
                          Converse Cnty. Poll. Ctrl. Rev.,
                            Pacificorp, T.E.C.P.,
                          3.70%, 7/28/98, Ser.
VMIG1           10,000      92....................     10,000,000
                          Sweetwater Cnty. Poll.
                            Ctrl. Rev., Pacificorp
                            Proj., T.E.C.P.,
VMIG1            9,335    3.55%, 7/29/98..........      9,335,000
                                                   --------------
                                                       19,335,000
                                                   --------------
                          Total Investments--99.7%
                          (cost $1,329,294,266)...  1,329,294,266
                          Other assets in excess
                            of
                            liabilities--0.3%.....      3,690,988
                                                   --------------
                          Net Assets--100%........ $1,332,985,254
                                                   --------------
                                                   --------------

---------------
(a) The following abbreviations are used in portfolio descriptions:
  A.M.T.--Alternative Minimum Tax.
  A.N.N.M.T.--Annual Mandatory Tender.
  B.A.N.--Bond Anticipation Note.
  F.R.D.D.--Floating Rate (Daily) Demand Note(b).
  F.R.W.D.--Floating Rate (Weekly) Demand Note(b).
  F.R.W.D.S.--Floating Rate (Weekly) Demand--Synthetic Note(b).
  Q.T.R.M.T.--Quarterly Monthly Tender.
  Q.T.R.O.T.S.--Quarterly Optional Tender--Synthetic(b).
  S.E.M.O.T.--Semi-Annual Optional Tender.
  S.E.M.O.T.S.--Quarterly Optional Tender--Synthetic.
  T.A.N.--Tax Anticipation Note.
  T.E.C.P.--Tax Exempt Commercial Paper.
T.R.A.N.--Tax and Revenue Anticipation Note.
(b) For purposes of amortized cost valuation, the maturity date of Floating Rate Demand Notes is considered to be the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted.
(c) Standard & Poor's rating.
NR--Not Rated by Moody's or Standard & Poor's.
                                      B-44
                      See Notes to Financial Statements appearing on page B-48.

COMMAND TAX-FREE FUND
 Statement of Assets and Liabilities

Assets                                                                                     June 30, 1998
                                                                                           --------------
Investments, at amortized cost which approximates market value..........................   $1,329,294,266
Receivable for Fund shares sold.........................................................       31,058,909
Interest receivable.....................................................................       10,125,728
Receivable for investments sold.........................................................        9,100,000
Prepaid expenses........................................................................           17,291
                                                                                           --------------
  Total assets..........................................................................    1,379,596,194
                                                                                           --------------
Liabilities
Payable for Fund shares repurchased.....................................................       30,000,917
Bank overdraft..........................................................................       13,326,944
Payable for investments purchased.......................................................        2,200,000
Accrued expenses........................................................................          518,408
Management fee payable..................................................................          490,516
Distribution fee payable................................................................           74,155
                                                                                           --------------
  Total liabilities.....................................................................       46,610,940
                                                                                           --------------
Net Assets..............................................................................   $1,332,985,254
                                                                                           --------------
                                                                                           --------------
Net assets were comprised of:
  Shares of beneficial interest, at par.................................................   $   13,329,853
  Paid-in capital in excess of par......................................................    1,319,655,401
                                                                                           --------------
Net assets, June 30, 1998...............................................................   $1,332,985,254
                                                                                           --------------
                                                                                           --------------
Net asset value, offering price and redemption price per share ($1,332,985,254 /
  1,332,985,254 shares of beneficial interest ($.01 par value) issued and
  outstanding)..........................................................................            $1.00
                                                                                           --------------
                                                                                           --------------

See Notes to Financial Statements appearing on page B-48.
                                      B-45

COMMAND TAX-FREE FUND
Statement of Operations

                                          Year Ended
                                           June 30,
Net Investment Income                        1998
Income
  Interest.............................  $  47,366,829
                                        --------------
Expenses
  Management fee.......................      5,671,955
  Distribution fee.....................      1,598,985
  Transfer agent's fees................        185,000
  Custodian's fees and expenses........         70,000
  Reports to shareholders..............         32,000
  Trustees' fees.......................         27,000
  Audit fee............................         27,000
  Insurance expense....................         17,000
  Legal fees and expenses..............         10,000
  Miscellaneous........................          8,343
                                        --------------
    Total expenses.....................      7,647,283
    Less: custodian fee credit.........        (74,021)
                                        --------------
    Net expenses.......................      7,573,262
                                        --------------
Net investment income..................     39,793,567
                                        --------------
Realized Gain on Investments
Net realized gain on investment
  transactions.........................          6,522
                                        --------------
Net Increase in Net Assets
Resulting from Operations..............  $  39,800,089
                                        --------------
                                        --------------

COMMAND TAX-FREE FUND
Statement of Changes in Net Assets

Increase (Decrease)           Year Ended June 30,
in Net Assets               1998               1997
Operations
  Net investment
  income............. $     39,793,567   $     35,446,503
  Net realized gain
    on investment
    transactions.....            6,522              8,700
                      ----------------   ----------------
  Net increase in net
    assets resulting
    from
    operations.......       39,800,089         35,455,203
                      ----------------   ----------------
Dividends and
distributions to
shareholders (Note
1)...................      (39,800,089)       (35,455,203)
                      ----------------   ----------------
Fund share
transactions (at $1
per share)
  Net proceeds from
    shares
    subscribed.......    5,269,527,972      4,862,507,754
  Net asset value of
    shares issued in
    reinvestment of
    dividends and
    distributions....       39,800,089         35,455,203
  Cost of shares
  reacquired.........   (5,105,855,856)    (4,925,385,345)
                      ----------------   ----------------
  Net increase
    (decrease) in net
    assets from Fund
    share
    transactions.....      203,472,205        (27,422,388)
                      ----------------   ----------------
Total increase
(decrease)...........      203,472,205        (27,422,388)
Net Assets
Beginning of year....    1,129,513,049      1,156,935,437
                      ----------------   ----------------
End of year.......... $  1,332,985,254   $  1,129,513,049
                      ----------------   ----------------
                      ----------------   ----------------

See Notes to Financial Statements appearing on page B-48.
See Notes to Financial Statements appearing on page B-48.
                                      B-46

COMMAND TAX-FREE FUND
Financial Highlights

                                                                              Year Ended June 30,
                                                       -----------------------------------------------------------------
                                                          1998           1997          1996          1995         1994
                                                       ----------     ----------    ----------    ----------    --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year..................   $    1.000     $    1.000    $    1.000    $    1.000    $  1.000
Net investment income and net realized gains........        0.031          0.030         0.031         0.032       0.020
Dividends and distributions to shareholders.........       (0.031)        (0.030)       (0.031)       (0.032)     (0.020)
                                                       ----------     ----------    ----------    ----------    --------
Net asset value, end of year........................   $    1.000     $    1.000    $    1.000    $    1.000    $  1.000
                                                       ----------     ----------    ----------    ----------    --------
                                                       ----------     ----------    ----------    ----------    --------
TOTAL RETURN(a).....................................         3.16%          3.05%         3.12%         3.29%       1.98%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).......................   $1,332,985     $1,129,513    $1,156,935    $1,055,568    $847,602
Average net assets (000)............................   $1,279,188     $1,181,084    $1,134,257    $  926,888    $908,421
Ratios to average net assets:
  Expenses, including distribution fees.............          .60%           .64%          .66%          .66%        .65%
  Expenses, excluding distribution fees.............          .47%           .51%          .54%          .54%        .53%
  Net investment income.............................         3.11%          3.00%         3.06%         3.05%       1.96%

---------------
(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
See Notes to Financial Statements appearing on page B-48.

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Trustees of
Command Tax-Free Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Command Tax-Free Fund (the "Fund") at June 30, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statments") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
August 18, 1998
                                      B-47

COMMAND FUNDS
NOTES TO FINANCIAL STATEMENTS

   Command Money Fund, Command Government Fund and Command Tax-Free Fund (each a "Fund" and collectively, the "Funds") are each registered under the Investment Company Act of 1940 as an open-end, diversified management investment company whose shares are offered exclusively to participants in the Prudential Securities Command Account Program of Prudential Securities Incorporated (Prudential Securities). The Command Money Fund seeks high current income, preservation of capital and maintenance of liquidity by investing in a diversified portfolio of money market instruments maturing in 13 months or less. The Command Government Fund seeks high current income, preservation of capital and maintenance of liquidity by investing in a portfolio of U.S. government securities maturing in 13 months or less. The Command Tax-Free Fund seeks high current income that is exempt from federal income taxes, consistent with the preservation of capital and maintenance of liquidity. The Fund invests in a diversified portfolio of short-term, tax-exempt securities with maturities of 13 months or less that are issued by states, municipalities and their agencies (or authorities). Some securities may be subject to the federal alternative minimum tax (AMT). The Funds invest in a portfolio of money market instruments whose ratings are within the two highest ratings categories by a nationally recognized statistical rating agency or, if not rated, are of comparable quality. The ability of the issuers of the securities held by the Funds to meet their obligations may be affected by economic and/or political developments in a specific industry, state or region.

NOTE 1. ACCOUNTING            The following is a summary
POLICIES                      of significant accounting policies
                              followed by the Funds in the preparation of
their financial statements.

SECURITIES VALUATION: Portfolio securities are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of any discount or premium. If the amortized cost method is determined not to represent fair value, the value shall be determined by or under the direction of the Board of Trustees. All securities are valued as of 4:30 p.m., New York time.

   In connection with transactions in repurchase agreements, it is the Funds' policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited.

The Fund may hold up to 10% of its net assets in illiquid securities, inlcuding those which are restricted as to disposition under securities law ("restricted securities"). None of the issues of restricted securities held by the Fund at June 30, 1998 include registration rights under which the Fund may demand registration by the issuer.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis, which may require the use of certain estimates by management. The cost of portfolio securities for federal income tax purposes is substantially the same as for financial reporting purposes.

FEDERAL INCOME TAXES: Each Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net income to its shareholders. Therefore, no federal income tax provision is required.

DIVIDENDS: Each Fund declares all of its net investment income as dividends daily to its shareholders of record at the time of such declaration. Dividends are reinvested daily into additional full and fractional shares of the respective Fund at the net asset value per share determined on the date of declaration. Net investment income for dividend purposes includes accrued interest and amortization of premiums and discounts, plus or minus any gains or losses realized on sales of portfolio securities, and less the estimated expenses of the Fund applicable to the dividend period.

CUSTODY FEE CREDITS: The Command Tax-Free Fund has an arrangement with its custodian bank, whereby uninvested money earns credits which reduce the fees charged by the custodian.

NOTE 2. AGREEMENTS            Each Fund has a manage-
                              ment agreement with Prudential Investments Fund
Management LLC (PIFM). Pursuant to this agreement, PIFM has responsibility for all investment
                                      B-48
advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with the Prudential Investment Corporation (PIC); PIC furnishes investment advisory services in connection with the management of the Funds. PIFM pays for the cost of the subadvisor's services, the compensation of officers of the Funds, occupancy and certain clerical and bookkeeping costs of the Funds. The Funds bear all other costs and expenses.

   The management fee paid to PIFM is computed daily and payable monthly on the following basis:

           Average Daily             Command    Command     Command
             Net Assets               Money    Government   Tax-Free
------------------------------------ -------   ----------   -------
First $500 million..................    .500%        .400%     .500%
Second $500 million.................    .425%        .400%     .425%
Third $500 million..................    .375%        .375%     .375%
Excess of $1.5 billion..............    .350%        .375%     .375%

   Each Fund had a distribution agreement with Prudential Securities Incorporated ("PSI"), which acted as the distributor of the shares of each Fund. Each Fund compensated PSI for distributing and servicing each Fund's shares, pursuant to the plan of distribution at an annual rate of .125 of 1% of the average daily net assets of each Fund's shares. The distribution fees are accrued daily and payable monthly. Effective July 1, 1998, Prudential Investment Management Services LLC ("PIMS") became the distributor of the Funds and is serving the Funds under the same terms and conditions as under the arrangement with PSI.

PIFM, PSI, PIC and PIMS are indirect, wholly owned subsidiaries of The Prudential Insurance Company of America.

NOTE 3. OTHER                 Prudential Mutual Fund Ser-
TRANSACTIONS                  vices LLC (PMFS), a wholly
WITH AFFILIATES               owned subsidiary of PIFM,
                              serves as the Funds' transfer agent. During the
year ended June 30, 1998 the Funds incurred fees for the services of PMFS of approximately:

Command Money.................................. $2,800,400
Command Government............................. $   93,700
Command Tax-Free............................... $  184,500

   As of June 30, 1998, the following amounts were due to PMFS from the Funds:

Command Money.................................... $278,322
Command Government............................... $  8,408
Command Tax-Free................................. $ 15,788

                                      B-49

                   APPENDIX A--GENERAL INVESTMENT INFORMATION

    The following terms are used in mutual fund investing.

ASSET ALLOCATION

    Asset allocation is a technique for reducing risk and providing balance. Asset allocation among different types of securities within an overall investment portfolio helps to reduce risk and to potentially provide stable returns, while enabling investors to work toward their financial goal(s). Asset allocation is also a strategy to gain exposure to better performing asset classes while maintaining investment in other asset classes.

DIVERSIFICATION

    Diversification is a time-honored technique for reducing risk, providing "balance" to an overall portfolio and potentially achieving more stable returns. Owning a portfolio of securities mitigates the individual risks (and returns) of any one security. Additionally, diversification among types of securities reduces the risks (and general returns) of any one type of security.

DURATION

    Debt securities have varying levels of sensitivity to interest rates. As interest rates fluctuate, the value of a bond (or a bond portfolio) will increase or decrease. Longer-term bonds are generally more sensitive to changes in interest rates. When interest rates fall, bond prices generally rise. Conversely, when interest rates rise, bond prices generally fall.

    Duration is an approximation of the price sensitivity of a bond (or a bond portfolio) to interest rate changes. It measures the weighted average maturity of a bond's (or a bond portfolio's) cash flows, I.E., principal and interest rate payments. Duration is expressed as a measure of time in years--the longer the duration of a bond (or a bond portfolio), the greater the impact of interest rate changes on the bond's (or the bond portfolio's) price. Duration differs from effective maturity in that duration takes into account call provisions, coupon rates and other factors. Duration measures interest rate risk only and not other risks, such as credit risk and, in the case of non-U.S. dollar denominated securities, currency risk. Effective maturity measures the final maturity dates of a bond (or a bond portfolio).

MARKET TIMING

    Market timing--buying securities when prices are low and selling them when prices are relatively higher--may not work for many investors because it is impossible to predict with certainty how the price of a security will fluctuate. However, owning a security for a long period of time may help investors offset short-term price volatility and realize positive returns.

POWER OF COMPOUNDING

    Over time, the compounding of returns can significantly impact investment returns. Compounding is the effect of continuous investment on long-term investment results, by which the proceeds of capital appreciation (and income distributions, if elected) are reinvested to contribute to the overall growth of assets. The long-term investment results of compounding may be greater than that of an equivalent initial investment in which the proceeds of capital appreciation and income distributions are taken in cash.

STANDARD DEVIATION

    Standard deviation is an absolute (non-relative) measure of volatility which, for a mutual fund, depicts how widely the returns varied over a certain period of time. When a fund has a high standard deviation, its range of performance has been very wide, implying greater volatility potential. Standard deviation is only one of several measures of a fund's volatility.

                                     APP-1

                  APPENDIX--INFORMATION RELATING TO PRUDENTIAL

    Set forth below is information relating to The Prudential Insurance Company of America (Prudential) and its subsidiaries as well as information relating to the Prudential Mutual Funds. See "Management of the Fund--Manager" in the Prospectus. The data will be used in sales materials relating to the Prudential Mutual Funds. Unless otherwise indicated, the information is as of December 31, 1997 and is subject to change thereafter. All information relies on data provided by The Prudential Investment Corporation (PIC) or from other sources believed by the Manager to be reliable. Such information has not been verified by the Fund.

INFORMATION ABOUT PRUDENTIAL

    The Manager and PIC(1) are subsidiaries of Prudential, which is one of the largest diversified financial services institutions in the world and, based on total assets, the largest insurance company in North America as of December 31, 1996. Principal products and services include life and health insurance, other healthcare products, property and casualty insurance, securities brokerage, asset management, investment advisory services and real estate brokerage. Prudential (together with its subsidiaries) employs almost 79,000 persons worldwide, and maintains a sales force of approximately 10,100 agents and 6,500 financial advisors. Prudential is a major issuer of annuities, including variable annuities. Prudential seeks to develop innovative products and services to meet consumer needs in each of its business areas. Prudential uses the rock of Gibraltar as its symbol. The Prudential rock is a recognized brand name throughout the world.

    INSURANCE. Prudential has been engaged in the insurance business since 1875. It insures or provides financial services to nearly 40 million people worldwide. Long one of the largest issuers of individual life insurance, the Prudential has 22 million life insurance policies and group certificates in force today with a face value of almost $1 trillion. Prudential has the largest capital base ($12.3 billion) of any life insurance company in the United States. Prudential provides auto insurance for approximately 1.5 million cars and insures approximately 1.2 million homes.

    MONEY MANAGEMENT. Prudential is one of the largest pension fund managers in the country, providing pension services to 1 in 3 Fortune 500 firms. It manages $36 billion of individual retirement plan assets, such as 401(k) plans. As of December 31, 1997, Prudential had more than $370 billion in assets under management. Prudential Investments, a business group of Prudential (of which Prudential Mutual Funds is a key part) manages over $211 billion in assets of institutions and individuals. In PENSIONS & INVESTMENTS, May 12, 1997, Prudential was ranked third in terms of total assets under management.

    REAL ESTATE. The Prudential Real Estate Affiliates, the fourth largest real estate brokerage network in the United States, has more than 37,000 brokers and agents across the United States.

    HEALTHCARE. Over two decades ago, Prudential introduced the first federally-funded, for-profit HMO in the country. Today, approximately 4.9 million Americans receive healthcare from a Prudential managed care membership.

    FINANCIAL SERVICES. The Prudential Bank, a wholly-owned subsidiary of Prudential, has over $4 billion in assets and serves nearly 1.5 million customers across 50 states.

INFORMATION ABOUT THE PRUDENTIAL MUTUAL FUNDS

    As of December 31, 1998 Prudential Investments Fund Management LLC was the eighteenth largest mutual fund company in the country, with over 2.5 million shareholders invested in more than 50 mutual fund portfolios and variable annuities with more than 3.7 million shareholder accounts.

    The Prudential Mutual Funds have over 30 portfolio managers who manage over $55 billion in mutual fund and variable annuity assets. Some of Prudential's portfolio managers have over 20 years of experience managing investment portfolios.

-------------

    (1)Prudential Investments, a business group of PIC, serves as the Subadviser to substantially all of the Prudential Mutual Funds. Wellington Management Company serves as the subadviser to Global Utility Fund, Inc., Nicholas-Applegate Capital Management as the subadviser to Nicholas-Applegate Fund, Inc., Jennison Associates LLC as one of the subadvisers to The Prudential Investment Portfolios, Inc. and Mercator Asset Management LP as the subadviser to International Stock Series, a portfolio of Prudential World Fund, Inc. There are multiple subadvisers for The Target Portfolio Trust.

                                     APP-2

    From time to time, there may be media coverage of portfolio managers and other investment professionals associated with the Manager and the Subadviser in national and regional publications, on television and in other media. Additionally, individual mutual fund portfolios are frequently cited in surveys conducted by national and regional publications and media organizations such as THE WALL STREET JOURNAL, THE NEW YORK TIMES, BARRON'S and USA TODAY.

    EQUITY FUNDS. FORBES magazine listed Prudential Equity Fund among twenty mutual funds on its Honor Roll in its mutual fund issue of August 28, 1995. Honorees are chosen annually among mutual funds (excluding sector funds) which are open to new investors and have had the same management for at least five years. FORBES considers, among other criteria, the total return of a mutual fund in both bull and bear markets as well as a fund's risk profile. Prudential Equity Fund is managed with a "value" investment style by PIC. In 1995, Prudential Securities introduced Prudential Jennison Fund, a growth-style equity fund managed by Jennison Associates Capital Corp., a premier institutional equity manager and a subsidiary of Prudential.

    HIGH YIELD FUNDS. Investing in high yield bonds is a complex and research intensive pursuit. A separate team of high yield bond analysts monitor the approximately 200 issues held in the Prudential High Yield Fund (currently the largest fund of its kind in the country) along with 100 or so other high yield bonds, which may be considered for purchase.(2) Non-investment grade bonds, also known as junk bonds or high yield bonds, are subject to a greater risk of loss of principal and interest including default risk than higher-rated bonds. Prudential high yield portfolio managers and analysts meet face-to-face with almost every bond issuer in the High Yield Fund's portfolio annually, and have additional telephone contact throughout the year.

    Prudential's portfolio managers are supported by a large and sophisticated research organization. Fourteen investment grade bond analysts monitor the financial viability of approximately 1,750 different bond issuers in the investment grade corporate and municipal bond markets--from IBM to small municipalities, such as Rockaway Township, New Jersey. These analysts consider among other things sinking fund provisions and interest coverage ratios.

    Prudential's portfolio managers and analysts receive research services from almost 200 brokers and market service vendors. They also receive nearly 100 trade publications and newspapers--from PULP AND PAPER FORECASTER to WOMEN'S WEAR DAILY--to keep them informed of the industries they follow.

    Prudential Mutual Funds' traders scan over 100 computer monitors to collect detailed information on which to trade. From natural gas prices in the Rocky Mountains to the results of local municipal elections, a Prudential portfolio manager or trader is able to monitor it if it's important to a Prudential mutual fund.

    Prudential Mutual Funds trade approximately $31 billion in U.S. and foreign government securities a year. PIC seeks information from government policy makers. In 1995, Prudential's portfolio managers met with several senior U.S. and foreign government officials, on issues ranging from economic conditions in foreign countries to the viability of index-linked securities in the United States.

    Prudential Mutual Funds' portfolio managers and analysts met with over 1,200 companies in 1995, often with the Chief Executive Officer (CEO) or Chief Financial Officer (CFO). They also attended over 250 industry conferences.

    Prudential Mutual Fund global equity managers conducted many of their visits overseas, often holding private meetings with a company in a foreign language (our global equity managers speak 7 different languages, including Mandarin Chinese).

    TRADING DATA(3) On an average day, Prudential Mutual Funds' U.S. and foreign equity trading desks traded $77 million in securities representing over
3.8 million shares with nearly 200 different firms. Prudential Mutual Funds' bond trading desks traded $157 million in government and corporate bonds on an average day. That represents more in daily trading than most bond

-------------

    (2)As of December 31, 1995. The number of bonds and the size of the Fund are subject to change.

    (3)Trading data represents average daily transactions for portfolios of the Prudential Mutual Funds for which PIC serves as the subadviser, portfolios of the Prudential Series Fund and institutional and non-U.S. accounts managed by Prudential Mutual Fund Investment Management, a division of PIC, for the year ended December 31, 1995.

                                     APP-3
funds by Lipper even have in assets.(4) Prudential Mutual Funds' money market desk traded $3.2 billion in money market securities on an average day, or over $800 billion a year. They made a trade every 3 minutes of every trading day. In 1994, the Prudential Mutual Funds effected more than 40,000 trades in money market securities and held on average $20 billion of money market securities.(5)

    Based on complex-wide data, on an average day, over 7,250 shareholders telephoned Prudential Mutual Fund Services, Inc., the Transfer Agent of the Prudential Mutual Funds, on the Prudential Mutual Funds' toll-free number. On an annual basis, that represents approximately 1.8 million telephone calls answered.

INFORMATION ABOUT PRUDENTIAL SERVICES

    Prudential Securities is the fifth largest retail brokerage firm in the United States with approximately 6,000 financial advisors. It offers to its clients a wide range of products, including Prudential Mutual Funds and annuities. As of December 31, 1997, assets held by Prudential Securities for its clients approximated $235 billion.

    During 1997, approximately 29,000 new customer accounts were opened each month at Prudential Securities.

    Prudential Securities has a two-year Financial Advisor training program plus advanced education programs, including Prudential Securities "university," which provides advanced education in a wide array of investment areas. Prudential Securities is the only Wall Street firm to have its own in-house Certified Financial Planner (CFP) program. In the December 1995 issue of Registered Rep, an industry publication, Prudential Securities Financial Advisor training programs received a grade of A- (compared to an industry average of B+).

    In 1995, Prudential Securities equity research team ranked 8th in INSTITUTIONAL INVESTOR magazine's 1995 "All America Research Team" survey. Five Prudential Securities' analysts were ranked as first-team finishers.(6)

    In addition to training, Prudential Securities provides its financial advisors with access to firm economists and market analysts. It has also developed proprietary tools for use by financial advisors, including the Financial ArchitectSM, a state-of-the-art asset allocation software program which helps Financial Advisors to evaluate a client's objectives and overall financial plan, and a comprehensive mutual fund information and analysis system that compares the different mutual funds.

    Standard & Poor's rates Prudential Securities Incorporated BBB+, with a "stable outlook."

    For more complete information about any of the Prudential Mutual Funds, including charges and expenses, call your Prudential Securities financial adviser or Pruco/Prudential representative for a free prospectus. Read it carefully before you invest or send money.

-------------

    (4)Based on 669 funds in Lipper Analytical Services catagories of Short U.S. Treasury, Short U.S. Government, Intermediate U.S. Treasury, Intermediate U.S. Government, Short Investment Grade Debt, Intermediate Investment Grade Debt, General U.S. Treasury, General U.S. Government and Mortgage funds.

    (5)As of December 31, 1994.

    (6)In 1995, INSTITUTIONAL INVESTOR magazine surveyed more than 700 institutional money managers, chief investment officers and research directors, asking them to evaluate analysts in approximately 80 industry sectors. Scores were produced by taking the number of votes awarded to an individual analyst and weighting them based on the size of the voting institution. In total, the magazine sent its survey to more than 2,000 institutions, including a group of European and Asian instititions. This survey is conducted annually.

                                     APP-4